UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10385

Pacific Funds
(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington D.C. 20006-2401

          Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: March 31

Date of reporting period: April 1, 2005 – March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

As of March 31, 2006

ANNUAL REPORT

PACIFIC FUNDS

PACIFIC FUNDS

To Our Pacific Funds Shareholders:

          We’ve prepared the enclosed investment results for each of the funds for the past twelve-months. Each of the fund managers has prepared a discussion regarding the performance of the funds they manage, including commentary discussing positive and negative factors affecting performance.

          The opinions contained in this report are those of the fund managers as of March 31, 2006, and are subject to change at any time. Market and economic conditions and portfolio holdings and investment sectors are subject to change daily. All information provided is for informational purposes only and should not be construed as a recommendation to buy or sell any particular security or fund.

          Thank you for investing in Pacific Funds. We appreciate your confidence and look forward to serving your financial needs in the years to come.

Sincerely,

Thomas C. Sutton	James T. Morris
Chairman of the Board and Chief Executive Officer	President

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

          The following market commentaries are written by fund managers, and as such are based on their opinions of how their fund(s) performed during the year.

          This report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments, and other aspects of the Pacific Funds’ operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

          Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Pacific Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Funds’ current Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Portfolio Optimization Funds
PF Portfolio Optimization Models A – E

          The Portfolio Optimization Funds are five funds, PF Portfolio Optimization Models A – E, which commenced operations on December 31, 2003. The five PF Portfolio Optimization funds invest in various Pacific Funds to achieve specified target asset allocations to accomplish the risk/return profile for that particular PF Portfolio Optimization Model fund. Each PF Portfolio Optimization Model fund is designed to optimize returns for a given level of risk or minimize risk for a given level of return. The market conditions noted below affected each of the PF Portfolio Optimization Model funds during the twelve-month period.

Market Conditions

          The United States (U.S.) gross domestic product (GDP) grew at a 1.7% rate during the fourth quarter of 2005 and a 3.5% rate for the entire year of 2005, showing that the current economic environment is strong. Corporate profitability remains high, growing at a 16.4% rate during 2005, which provides a sound foundation for equity markets in 2006. Strong economic data during the first quarter of 2006 helped domestic equities and the S&P 500 Index to post their strongest quarter of performance since 2004. The strong economic data also led to a decline in bond prices, causing the yield curve to steepen slightly. The Federal Reserve Board (Fed) continued its stated policy of “measured” interest rate increases, instituting two 25 basis point (0.25%) rate hikes during the first quarter of 2006 to bring the Federal Funds rate to 4.75%. After eighteen-years at the Fed, the tenure of Alan Greenspan has ended and Ben Bernanke has assumed the reigns as the new chairman. Going forward, many economists expect U.S. economic growth to moderate in the second half of 2006 in a lagged response to the Fed’s string of fifteen consecutive interest rate hikes. Crude oil prices continue to rise, ending the first quarter of 2006 at $66.63 per barrel.

          Over the past twelve-months ended March 31, 2006, all of the major indices have experienced positive performance. Generally, equities outperformed fixed-income securities, while international equities outperformed domestic equities. Within domestic equities, small-capitalization stocks outperformed large-capitalization stocks, while value and growth investment styles produced similar results.

          Despite a strong start to 2006, we at Pacific Life Insurance Company (Pacific Life) believe long-term investors should maintain a diversified portfolio stance, which includes exposure to multiple asset classes to diversify risk.

Performance

          Since the performance of each PF Portfolio Optimization fund is a composite of the performance of each of the underlying funds in which it invests, which includes money market, bonds, domestic equities, and possibly international funds, there is no one broad-based industry index to use as a comparison to a PF Portfolio Optimization fund’s performance. Therefore, we have provided information regarding two broad-based indices to use as a comparison to each fund’s performance.

          In addition, to assist in performance comparisons, composite benchmark indices were constructed for each PF Portfolio Optimization Model fund; each comprised of the four broad-based indices shown on the following page. The composite benchmark indices were constructed with allocations to each asset class that corresponds to the target allocations for the Portfolio Optimization funds. However, the actual allocation of any Portfolio Optimization fund will naturally vary from these targets as a result of market performance over time.

          The one-year performance of these four broad-based indices is shown in the following table. The Pacific Funds performance listed is net of all fund expenses.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Broad-Based Indices	1-Year Performance as of 3-31-06

S&P 500 Index** (U.S. Stocks)	11.72%
Morgan Stanley Capital International Europe
Australasia Far East Index (MSCI EAFE
Index)** (International Stocks)	24.41%
Lehman Brothers Aggregate Bond Index**
(Fixed Income)	2.26%
Merrill Lynch 3-Month U.S. T-Bill Index** (Cash)	3.53%

          It should be noted that the benchmark indices for the underlying Pacific Funds may differ from the Portfolio Optimization broad-based indices.

          The Portfolio Optimization funds had investments in the following underlying funds, which helped performance relative to the broad-based indices.

Underlying Funds	1-Year Performance as of 3-31-06

PF Van Kampen Mid-Cap Growth Class A*
(U.S. Stocks)	30.68%
PF Van Kampen Real Estate Class A*
(U.S. Stocks)	40.43%
PF Salomon Brothers Large-Cap Value Class A*
(U.S. Stocks)	12.47%
PF Janus Growth LT Class A* (U.S. Stocks)	14.94%

          The Portfolio Optimization funds had investments in the following underlying funds, which hurt performance relative to the broad-based indices.

Underlying Funds	1-Year Performance as of 3-31-06

PF PIMCO Inflation Managed Class A*
(Fixed Income)	-0.44%
PF Goldman Sachs Short Duration Bond Class A*
(Fixed Income)	1.03%
PF Van Kampen Comstock Class A* (U.S. Stocks)	7.62%
PF Lazard International Value Class A*
(International Stocks)	17.85%

PF Portfolio Optimization Model A

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 4.12%* compared to a 11.72%** return for the S&P 500 Index, a 2.26%** return for the Lehman Brothers Aggregate Bond Index, a 2.02%** return for the Lehman Brothers Government Credit Index, and a 4.88%(1) return for the Model A Composite Benchmark. The fund’s benchmark was changed to the Lehman Brothers Aggregate Bond Index from the Lehman Brothers Government/Credit Index since it is more widely recognized as being representative of the fixed income market and is, therefore, a more appropriate benchmark.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Portfolio Optimization Model A	Class A	Class B	Class C	Class R(2)

1 Year Total Return:
Without sales charge*	4.12%	3.56%	3.65%	N/A
With maximum sales charge***	-1.59%	-1.44%	2.65%	N/A
Lehman Brothers Aggregate
Bond Index**	2.26%
Lehman Brothers
Government/Credit Index**	2.02%
S&P 500 Index**	11.72%
Model A Composite
Benchmark(1)	4.88%
Since Inception:
Without sales charge*	3.27%	2.76%	2.72%	1.90%
With maximum sales charge***	0.72%	1.02%	2.72%	N/A
Lehman Brothers Aggregate
Bond Index**	2.70%
Lehman Brothers
Government/Credit Index**	2.44%
S&P 500 Index**	8.92%
Model A Composite
Benchmark(1)	4.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model A invests primarily in a diverse group of four fixed income funds, with small allocations

A-3	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

to domestic and international equity funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $23 million.

          The fund underperformed its Composite Benchmark over the past twelve-months. The fund’s allocations to the money market and fixed income funds, which represent a combined target allocation of 77% of the overall fund, held back fund performance. Generally, inflation-protected bonds and shorter maturities underperformed longer maturities and cash over the period. The fund’s significant allocation to the PF Goldman Sachs Short Duration Bond Fund and investments in the PF PIMCO Inflation Managed Fund underperformed the fixed income portion of the Composite Benchmark.

          Overall, the fund’s limited domestic equity allocations produced similar results to the domestic equity portion of the Composite Benchmark.

PF Portfolio Optimization Model B

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 7.23%*, compared to a 11.72%** return for the S&P 500 Index, a 2.26%** return for the Lehman Brothers Aggregate Bond Index, a 2.02%** return for the Lehman Brothers Government/Credit Index, and a 7.55%(1) return for the Model B Composite Benchmark. The fund’s benchmark was changed to the Lehman Brothers Aggregate Bond Index from the Lehman Brothers Government/Credit Index since it is more widely recognized as being representative of the fixed income market and is, therefore, a more appropriate benchmark.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Portfolio Optimization Model B	Class A	Class B	Class C	Class R(2)

1 Year Total Return:
Without sales charge*	7.23%	6.70%	6.80%	N/A
With maximum sales charge***	1.34%	1.70%	5.80%	N/A
Lehman Brothers Aggregate
Bond Index**	2.26%
Lehman Brothers
Government/Credit Index**	2.02%
S&P 500 Index**	11.72%
Model B Composite
Benchmark(1)	7.55%
Since Inception:
Without sales charge*	5.29%	4.75%	4.79%	3.63%
With maximum sales charge***	2.68%	3.05%	4.79%	N/A
Lehman Brothers Aggregate
Bond Index**	2.70%
Lehman Brothers
Government/Credit Index**	2.44%
S&P 500 Index**	8.92%
Model B Composite
Benchmark(1)	6.33%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model B invests the majority of its assets in a diverse group of four fixed income funds, with the remaining allocations invested in domestic and international equity funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $61 million.

          The fund slightly underperformed its Composite Benchmark over the past twelve-months. The fund’s allocations to money market and fixed income funds, which represent a combined target allocation of 57% of the overall fund, held back fund performance. Generally, inflation-protected bonds and shorter maturities underperformed longer maturities and cash over the period. The fund’s significant allocation to the PF Goldman Sachs Short Duration Bond Fund and investments in the PF PIMCO Inflation Managed Fund underperformed the fixed income portion of the Composite Benchmark.

          Overall, the fund’s limited domestic equity allocations added to performance and outperformed when compared to the domestic equity portion of the Composite Benchmark.

PF Portfolio Optimization Model C

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 11.58%* compared to a 11.72%** return for the S&P 500 Index, a 2.26%** return for the Lehman Brothers Aggregate Bond Index, a 2.02%** return for the Lehman Brothers

A-4	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Government/Credit Index, and a 10.06%(1) return for the Model C Composite Benchmark. The fund’s benchmark was changed to the Lehman Brothers Aggregate Bond Index from the Lehman Brothers Government/Credit Index since it is more widely recognized as being representative of the fixed income market and is, therefore, a more appropriate benchmark.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Portfolio Optimization Model C	Class A	Class B	Class C	Class R(2)

1 Year Total Return:
Without sales charge*	11.58%	11.10%	11.12%	N/A
With maximum sales charge***	5.48%	6.10%	10.12%	N/A
Lehman Brothers Aggregate Bond Index**	2.26%
Lehman Brothers Government/Credit Index**	2.02%
S&P 500 Index**	11.72%
Model C Composite Benchmark(1)	10.06%
Since Inception:
Without sales charge*	8.00%	7.50%	7.45%	6.16%
With maximum sales charge***	5.32%	5.86%	7.45%	N/A
Lehman Brothers Aggregate Bond Index**	2.70%
Lehman Brothers Government/Credit Index**	2.44%
S&P 500 Index**	8.92%
Model C Composite Benchmark(1)	8.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model C invests in a diverse group of nine domestic and three international equity funds, with smaller allocations to fixed income and money market funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $215 million.

          The fund significantly outperformed its Composite Benchmark over the past twelve-months. The fund’s domestic equity allocations, representing 44% of the fund’s target allocations, helped fund performance, and the allocations overall outperformed compared to the domestic equity portion of the Composite Benchmark. Generally, small- and mid-capitalization stocks drove performance during the past year. The fund’s investments in the PF Janus Growth LT and the PF Van Kampen Mid-Cap Growth Funds outperformed relative to the domestic equity portion of the Composite Benchmark. The fund’s allocations to the PF Van Kampen Real Estate Fund also helped performance.

          The fund’s allocations to the international equity funds, which represent a combined target allocation of 19% of the overall fund, held back fund performance. In particular, the fund’s investment in the PF Lazard International Value Fund underperformed relative to the international equity portion of the Composite Benchmark.

PF Portfolio Optimization Model D

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 14.59%*, compared to a 11.72%** return for the S&P 500 Index, a 2.26%** return for the Lehman Brothers Aggregate Bond Index, a 2.02%** return for the Lehman Brothers Government/Credit Index, and a 12.23%(1) return for the Model D Composite Benchmark. The fund’s benchmark was changed to the Lehman Brothers Aggregate Bond Index from the Lehman Brothers Government/Credit Index since it is more widely recognized as being representative of the fixed income market and is, therefore, a more appropriate benchmark.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Portfolio Optimization Model D	Class A	Class B	Class C	Class R(2)

1 Year Total Return:
Without sales charge*	14.59%	14.09%	14.13%	N/A
With maximum sales charge***	8.29%	9.09%	13.13%	N/A
Lehman Brothers Aggregate Bond Index**	2.26%
Lehman Brothers Government/Credit Index**	2.02%
S&P 500 Index**	11.72%
Model D Composite Benchmark(1)	12.23%
Since Inception:
Without sales charge*	9.68%	9.20%	9.14%	7.92%
With maximum sales charge***	6.96%	7.60%	9.14%	N/A
Lehman Brothers Aggregate Bond Index**	2.70%
Lehman Brothers Government/Credit Index**	2.44%
S&P 500 Index**	8.92%
Model D Composite Benchmark(1)	9.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model D invests primarily in a diverse group of nine domestic and three international equity funds, with small allocations to fixed income funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $218 million.

          The fund significantly outperformed its Composite Benchmark over the past twelve-months. The fund’s domestic equity allocations, representing 58% of the fund’s target allocations, helped fund performance, and the allocations overall outperformed compared to the domestic equity portion of the Composite Benchmark. Generally, small- and mid-capitalization stocks drove performance during the past year. The fund’s investments in the PF Janus Growth LT and the PF Van Kampen Mid-Cap Growth Funds outperformed relative to the domestic equity portion of the Composite Benchmark. The fund’s allocations to the PF Van Kampen Real Estate Fund also helped performance.

          The fund’s international equity allocations, representing 24% of the fund’s target allocation, held back fund performance. The fund’s investment in the PF Lazard International Value Fund trailed the international equity portion of the Composite Benchmark.

PF Portfolio Optimization Model E

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 18.59%*, compared to a 11.72%** return for the S&P 500 Index, a 2.26%** return for the Lehman Brothers Aggregate Bond Index, a 2.02%** return for the Lehman Brothers Government/Credit Index, and a 14.24%(1) return for the Model E Composite Benchmark. The fund’s benchmark was changed to the Lehman Brothers Aggregate Bond Index from the Lehman Brothers Government/Credit Index since it is more widely recognized as being representative of the fixed income market and is, therefore, a more appropriate benchmark.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Portfolio Optimization Model E	Class A	Class B	Class C	Class R(2)

1 Year Total Return:
Without sales charge*	18.59%	18.11%	18.00%	N/A
With maximum sales charge***	12.03%	13.11%	17.00%	N/A
Lehman Brothers Aggregate Bond Index**	2.26%
Lehman Brothers Government/Credit Index**	2.02%
S&P 500 Index**	11.72%
Model E Composite Benchmark(1)	14.24%
Since Inception:
Without sales charge*	11.65%	11.20%	11.15%	10.44%
With maximum sales charge***	8.88%	9.63%	11.15%	N/A
Lehman Brothers Aggregate Bond Index**	2.70%
Lehman Brothers Government/Credit Index**	2.44%
S&P 500 Index**	8.92%
Model E Composite Benchmark(1)	11.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model E invests primarily in a diverse group of eight domestic and three international equity funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $83 million.

          The fund significantly outperformed its Composite Benchmark over the past twelve-months. The fund’s domestic equity allocations, representing 66% of the fund’s target allocations, helped fund performance and the allocations overall outperformed compared to the domestic equity portion of the Composite Benchmark. Generally, small- and mid-capitalization stocks drove performance during the past year. The fund’s investments in the PF Janus Growth LT and the PF Van Kampen Mid-Cap Growth Funds outperformed relative to the domestic equity portion of the Composite Benchmark. The fund’s allocations to the PF Van Kampen Real Estate Fund also helped performance.

          The fund’s international equity allocations, representing 32% of the fund’s target allocation, held back fund performance The fund’s investment in the PF Lazard International Value Fund trailed the international equity portion of the Composite Benchmark.

PF Goldman Sachs Short Duration Bond Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 1.03%*, compared to a 2.32%** return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Goldman Sachs Short Duration Bond Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	1.03%	0.35%	0.52%
With maximum sales charge***	-4.50%	-4.59%	-0.47%
Merrill Lynch 1-3 Year Treasury Index**	2.32%
Since Inception:
Without sales charge*	0.26%	-0.28%	-0.22%
With maximum sales charge***	-2.22%	-2.04%	-0.22%
Merrill Lynch 1-3 Year Treasury Index**	1.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Treasury yield curve continued to flatten over the past year, with shorter- and intermediate-term yields rising more than longer-term yields. The Fed’s tightening monetary policy was the primary driver of short-term interest rates. The Federal Funds target rate closed the year at 4.75% following eight, 25 basis point (0.25%) rate hikes over the reporting period. Continued strong economic data, which reflected a positive outlook for growth and employment, also helped drive the rise in yields. Overall, economic data remained resilient, despite a number of challenges, including Hurricanes Katrina and Rita and higher energy prices. Fears that higher energy prices could cause inflationary pressures contributed to rising rates; however, inflation largely remained in check. The transition from Alan Greenspan to the new Fed Chairman, Ben Bernanke, proved uneventful, though Mr. Bernanke suggested that further

A-7	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

tightening may be necessary. The ten-year Treasury yield hit 4.86% on March 30, 2006, its highest level since June 2004. Overall, the ten-year Treasury yield rose 0.36% over the year closing at 4.85%. Fixed income spread markets posted modest outperformance relative to Treasuries over the year.

          A combination of top-down and bottom-up strategies drove fund returns over the year. Higher interest rates were a drag on total return; however, we, at Goldman Sachs Asset Management, L.P. (Goldman), maintained a strategy which helped enhance relative returns as the treasury curve sold off over the year. Sector and security selection strategies within agency securities were also key drivers of returns as the agency sector posted strong outperformance relative to Treasuries over the year. The fund’s focus on short-dated agency debentures also helped drive positive returns as these securities offered attractive spreads relative to Treasuries.

          We continue to position the fund defensively, maintaining a slightly short duration position relative to the benchmark, as we anticipate more rate increases than what the market expects. We also remain more positive on long-term economic growth than consensus estimates, further driving our short duration bias. We expect growth to remain at- or slightly-above its historical trend in 2006, averaging 3.5%. At current spread levels, we continue to believe most sectors appear over- or fully-valued, especially in the investment grade universe. Thus, we will seek to add value by focusing on security selection. In managing the fund, we continue to seek exposure to agency debentures with attractive option-adjusted spreads.

PF Janus Growth LT Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 14.94%*, compared to a 11.72%** return for its benchmark, the S&P 500 Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Janus Growth LT Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	14.94%	14.30%	14.24%
With maximum sales charge***	8.62%	9.30%	13.24%
S&P 500 Index**	11.72%
3 Year Total Return:
Without sales charge*	17.08%	16.46%	16.44%
With maximum sales charge***	14.91%	15.47%	16.44%
S&P 500 Index**	17.21%
Since Inception:
Without sales charge*	4.64%	4.18%	4.09%
With maximum sales charge***	3.34%	3.79%	4.09%
S&P 500 Index**	6.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Despite steadily climbing oil prices and interest rates, the economy proved resilient during the twelve-month period ended March 31, 2006. Company profits in general remained solid, giving a boost to stock prices after they faltered in the wake of the Gulf Coast hurricanes.

          The fund’s outperformance versus its benchmark during the period can be attributed to Janus Capital Management LLC’s (Janus) approach of seeking opportunities across many different sectors of the market and then carefully constructing the portfolio one company at a time. However, sector weightings can and often do have an impact on performance.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

For instance, during the period, the fund’s exposure to healthcare stocks contributed materially to the fund’s strong relative performance, due primarily to our strong stock selection. Several well chosen stocks in the industrials and information technology sectors also enhanced fund performance results. Meanwhile, the fund’s underweight position versus the benchmark in the financial services sector, which was an area of strength in the overall market, prevented the fund from fully participating in this sector’s gains. The fund’s performance was also held back by the weak results of select energy holdings.

          Although we, at Janus, remain mindful of the economic factors that could affect fund performance results, our focus–first and foremost– is on individual company fundamentals. Ultimately, our research is aimed at uncovering what truly drives a company’s free cash flow, and whether we believe that company will outperform. In turn, we place less emphasis on aggressive sector allocations and short-term considerations, instead favoring holdings that we believe have the most attractive risk/reward characteristics for the long-term.

          Reviewing the fund’s list of top contributors, it is worth noting that pharmaceutical and transportation stocks have proven to be among the fund’s best-performing sectors for the past two years. Standing out in the pharmaceutical category was Swiss company, Roche Holding AG. Although the company boasts a solid diagnostics business, its double-digit annual gain was largely due to its majority stake in biotechnology firm, Genentech Inc., and its growing portfolio of cancer therapies, including Avastin, Rituxan and Tarceva. The drug maker is also restructuring its balance sheet, exiting unrelated businesses to focus solely on pharmaceuticals and diagnostics. We believe that Roche Holding’s tremendous revenue growth and improving fundamentals, both in top-line sales and operating margins, add up to a very attractive business.

          Another outsized contributor to performance was Celgene Corp., a biotechnology company that focuses on the discovery, development and sales of drugs used in the treatment of various blood-borne cancers and inflammatory diseases. Celgene’s newest drug, Revlimid, was approved by the Food and Drug Administration (FDA) in the final week of December 2005 for treating myelodysplastic syndrome (MDS), a blood-borne disease. Just over two-months later, the FDA granted priority status to Celgene’s application for Revlimid to treat multiple myeloma, another blood disorder similar to leukemia, and it is expected to rule on the second indication by the end of June 2006.

          In transportation, Canadian National Railway Co. moved ahead. The railroad, which operates passenger- and product-hauling lines in Canada and the U.S., easily outdistanced earnings estimates for the past year. Although we expect the railroad’s fast-paced earnings growth to slow somewhat in the future, Janus’ research indicates that its margins and cash flow generation should remain strong, as Canadian National Railway benefits from projected rising customer demand driven by surging Asian imports and expanding domestic markets.

          The fund also benefited from an investment in financial services powerhouse, JPMorgan Chase & Co., which we added after concerns over the integration of its 2004 merger with Bank One Corp. weighed on its share price. The stock recovered strongly in late 2005, aided by news that well-known financial industry executive, James Dimon, will ascend to the role of chief executive officer six-months ahead of schedule. Under Dimon’s guidance, we believe that JPMorgan Chase will successfully capture the synergies created by the Bank One merger. Meanwhile, the company’s earnings growth remains healthy, supported by strong stock trading performance.

          In creating a fund that represents a broad spectrum of the market, we have concentrated the majority of the fund’s holdings in what are considered classic growth stocks, but a portion may be categorized as turnaround situations.Unfortunately, the fund’s investment in industrial conglomerate Tyco International Ltd. (Tyco) suffered as turnaround efforts at the firm stalled. The company, whose myriad businesses include security and fire protection systems, electronics, healthcare, engineering products and plastics and adhesives, tempered expectations due to weak growth in its plastics unit, tepid revenue and working capital issues. Although we believe that Tyco has upside potential, and its management is committed to resolving problems in the healthcare and fire and safety divisions in the coming months, we are carefully weighing the stock’s risk-reward profile.

          Another detractor to fund performance was computer maker Dell Inc., which struggled with short-term revenue growth issues and increasing margin pressure in its core personal computer (PC) business. Ultimately, we believe the value of Dell’s well-honed direct-distribution model and its track record of strong execution will return to the fore, although PC sales growth in 2006 may suffer from software maker Microsoft Corp.’s recently announced delay in the rollout of its new operating system.

          Looking ahead, further interest rate increases, heightened energy costs and persistent worries about consumer attitudes and activities could drag on the economy. Still, Janus has confidence in the strength of corporate balance sheets and profits. Bond credit spreads have widened as well, which supports a belief that risk is being priced more effectively in the market. Regardless of what direction the economy takes, we will continue to focus on companies that should benefit from a focus on free cash flow generation and return on capital.

PF Lazard Mid-Cap Value Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 13.11%*, compared to a 21.54%** return for its benchmark, the Russell Midcap Index.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Lazard Mid-Cap Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	13.11%	12.53%	12.50%
With maximum sales charge***	6.85%	7.53%	11.50%
Russell Midcap Index**	21.54%
Since Inception:
Without sales charge*	9.50%	8.97%	8.94%
With maximum sales charge***	4.66%	5.81%	8.94%
Russell Midcap Index**	16.65%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. After falling sharply in mid-April, based on news of disappointing March retail sales and a widening trade deficit, the markets posted gains in the second quarter of 2005. Although the Fed raised short-term interest rates twice during the quarter to 3.25%, it appeared as though decelerating economic growth would cause policy makers to end the tightening cycle soon. The third quarter of 2005 saw stocks end the quarter with solid gains. Stocks rose sharply in July but experienced small losses in August, which were offset by equal gains in September. Energy stocks outpaced the market in the third quarter of 2005 based on the rising price of oil, after hurricanes Katrina and Rita devastated the Gulf shores and crippled oil production and refining in that area. The implications of higher gasoline prices dampened consumer confidence in September, and consumer-related companies were among the quarter’s worst performing stocks. The Fed raised the benchmark interest rate by 25 basis points (0.25%) in September, the second hike of the quarter, possibly signaling inflationary pressures rather than slowing growth. The housing market remained feverish. After weakness early in October, the markets rebounded sharply during November and December, as the outlook for the U.S. economy continued to be positive and inflation appeared under control, despite high energy and raw-materials prices. The Fed raised interest rates twice during the fourth quarter of 2005, in an effort to preempt inflation. The first quarter of 2006 witnessed a sharp rally in U.S. stocks, which then flattened in a mid-quarter sell off, attributed to concerns over the sustainability of U.S. economic growth, and worries that continued Fed tightening would lead to a reduction in risk tolerance. However, a continuation of strong profit growth, coupled with robust merger activity, aided the overall rally, and U.S. stocks experienced their best performance in five quarters. From a sector perspective, the energy sector, which had been a top performer in 2005, lagged the broader market, as stocks with exposure to natural gas prices declined. Conversely, the telecommunication services sector, a laggard in 2005, was one of the top performers, driven by merger and acquisition activity.

          Stock selection in the industrials sector benefited fund performance, as the shares of Dover Corp. rose steadily during the period. The company’s most recent earnings beat analysts’ expectations, with both revenues and operating margins witnessing solid growth. An underweight position versus the benchmark in utilities stocks also boosted performance, as this sector declined after performing well in 2005. The utilities sector reached multi-year high valuations in 2005, and we, at Lazard Asset Management LLC (Lazard), believe that the recent underperformance should continue. An overweight position and stock selection in the consumer discretionary sector, particularly media stocks, detracted from fund performance, as Westwood One Inc. shares declined. The company recently announced that revenues for the first quarter of 2006 would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. Also in the consumer discretionary sector, shares of Lear Corp. declined. As the severity of the auto industry problems became much more dramatic, Lear’s future outlook deteriorated. Because pressures on General Motors Corp. and Ford Motor Co. continued to mount, we decided to sell the fund’s stock in Lear. Stock selection in the financial sector also hurt fund performance, as some insurance holdings declined, due to losses generated as a result of the devastating hurricane season in the southern Gulf Coast of the U.S. However, we believe that these holdings should ultimately benefit from improved pricing in the industry. Also in the financial sector, an underweight position versus the benchmark in real estate investment trusts (REITs) detracted from performance, as this group performed well despite the rising interest rate environment.

PF Lazard International Value Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 17.85%*, compared to a 24.41%** return for its benchmark, the MSCI EAFE Index.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Lazard International Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	17.85%	17.36%	17.19%
With maximum sales charge***	11.36%	12.36%	16.19%
MSCI EAFE Index**	24.41%
3 Year Total Return:
Without sales charge*	22.11%	21.51%	21.46%
With maximum sales charge***	19.82%	20.60%	21.46%
MSCI EAFE Index**	31.13%
Since Inception:
Without sales charge*	11.16%	10.61%	10.57%
With maximum sales charge***	9.78%	10.30%	10.57%
MSCI EAFE Index**	14.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The twelve-month period ending March 31, 2006 began with the international markets bouncing back positively in May and June of 2005, after having fallen sharply in April. The U.S. dollar rallied, while the euro continued to fall after French and Dutch voters rejected the proposed European Union (EU) constitution. June witnessed falling bond yields, which outweighed concerns over record oil prices. Although there were signs of faltering growth in the United Kingdom (U.K.) economy, the Bank of England voted not to cut the benchmark interest rate. European markets were the best performers. Japan experienced sluggish export demand, causing the government to cut its estimates for first-quarter economic growth. However, other Asia-Pacific markets performed well.

          The next three-months in 2005 saw the international markets rebound due to investor confidence in companies’ profit forecasts despite the high price of energy. The U.S. dollar weakened early in the third quarter of 2005, rallied later in the quarter, and ended the month of September roughly flat. Energy stocks outpaced the market, as the price of oil topped $70 per barrel in the crippling aftermath of U.S. hurricanes Katrina and Rita. The Fed raised the benchmark interest rate by 25 basis points (0.25%) in September, which was the Fed’s second rate hike in the quarter. Growth in European economies appeared to be picking up: business confidence in Germany rose to a new high, unemployment in Italy reached a new low, and France’s consumer spending was robust. For the first time since 1991, Japan experienced an economic rebound, fueled by consumer and capital spending, not government outlays. October, however, witnessed weakness in the international markets, before they rebounded in November and December. The U.S. dollar was strong versus most currencies during the fourth quarter of 2005, continuing the trend that began at the beginning of the year.

          The outlook for international economies continued to be positive, and inflation appeared to be under control, despite high energy and raw-materials costs. The European Central Bank raised interest rates in December for the first time in many years. Signs of economic recovery in Japan fueled speculation that the Bank of Japan might end its zero-interest-rate policy fairly soon. Mergers and acquisitions were strong. The last three-months of this twelve-month period (the first quarter of 2006), witnessed a sharp rally in international stocks, which flattened into a mid-quarter sell-off over the sustainability of growth and worries that monetary tightening around the world would lead to a global reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in international markets. While economic reports are still strong, Japan lagged the overall global broad market as the Bank of Japan halted its policy of flooding the market with inflation-fighting funds. Takeover speculation in Europe helped stocks to advance in the face of forecasts for slower earnings and the European Central Bank’s second benchmark rate increase in three-months.

          Stock selection in the healthcare sector benefited fund performance, as the shares of Schering AG rose sharply during the period. The German pharmaceuticals producer received an uninvited cash bid from Merck & Co. Inc., which was subsequently topped by Bayer AG. The shares of Swiss pharmaceuticals producer, Roche Holding AG, also rose considerably, as the company’s sales increased by 20% for the full year 2005 and its operating margins expanded by 200 basis points to 25.4%. An underweight position versus the benchmark and stock selection in the consumer discretionary sector also helped fund returns, as Compagnie Financiere Richemont AG ‘A’ shares posted solid gains. This Swiss manufacturer and retailer of luxury goods continue to benefit from robust demand by affluent consumers.

          Stock selection in the technology sector also boosted fund performance, as most of the fund’s hardware and equipment holdings witnessed robust demand for their products. The top performer in this sector was Hoya Corp., which continued to

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

post solid earnings results throughout the period, in addition to doubling its dividend payout and announcing a share buyback. The demand for the company’s glass templates, which are used to make liquid crystal displays, remains robust. The shares of Nokia OYJ, one of the leading mobile-phone makers, also posted solid gains over the period, rising to a twenty-month high in December. The company has launched a variety of new phones and is benefiting from stronger-than-expected global handset demand. Canon Inc. shares also rose considerably over the period, based on robust demand for digital cameras. The company’s return on invested capital is among the highest in the industry and the shares appear to be attractively valued.

          Conversely, an overweight position versus the benchmark and stock selection in the consumer staples sector detracted from fund performance, as the shares of U.K. grocer, Tesco PLC, fell as a result of profit taking after posting a solid gain in February. Cadbury Schweppes PLC shares also declined after the company announced that it would miss its annual profitability goal, due to higher oil prices and disruptions caused by the hurricane season in the U.S. However, the company’s confectionery business, which Lazard believes has been transformed by its acquisition of Adams Confectionary from Pfizer Inc. in March of 2003, is delivering above-sector-average sales growth, and its American beverage business is doing well, from an innovation and profit-generation point of view. Adams brought to Cadbury Schweppes four significant brands: Trident sugar-free gum, Dentyne Ice chewing gum, Halls medicated confectionary products, and Bubbas bubble gum, as well as access to the Latin American market. The fund’s underweight positions versus the benchmark in the materials and industrials stocks detracted from its performance, as these sectors produced some of the largest gains for the period.

PF Loomis Sayles Large-Cap Growth Fund (formerly PF AIM Blue Chip Fund)

Q. How did the fund perform over the period ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 7.00%*, compared to a 13.14%** return for its benchmark, the Russell 1000 Growth Index, and a 11.72%** return for the S&P 500 Index. For the three-month period from January 1, 2006 (the date on which Loomis, Sayles Asset Management L.P. (Loomis) assumed management of the fund) through March 31, 2006, the fund’s Class A returned 1.21%*, compared to a 3.09%** return for the Russell 1000 Growth Index and a 4.21%** return for the S&P 500 Index. The fund’s benchmark was changed to the Russell 1000 Growth Index due to the fund’s style of investing in growth-oriented companies. For the nine-month period from April 1, 2005 to December 31, 2005, during which A I M Capital Management, Inc. (AIM) was manager, the fund’s Class A returned 6.69%*, compared to a 10.42%** return for the Russell 1000 Growth Index and a 10.23%** return for the S&P 500 Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Loomis Sayles Large-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	7.00%	6.41%	6.32%
With maximum sales charge***	1.12%	1.41%	5.32%
Russell 1000 Growth Index**	13.14%
S&P 500 Index**	11.72%
3 Year Total Return:
Without sales charge*	10.46%	10.00%	9.93%
With maximum sales charge***	8.39%	8.88%	9.93%
Russell 1000 Growth Index**	14.80%
S&P 500 Index**	17.21%
Since Inception:
Without sales charge*	1.93%	1.43%	1.39%
With maximum sales charge***	0.66%	1.00%	1.39%
Russell 1000 Growth Index**	4.95%
S&P 500 Index**	6.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Equity markets posted modest returns during the nine-month period from April 1, 2005 to December 31, 2005, during which AIM was manager to the fund. The NASDAQ was up 1.37%** and the Dow Jones Industrial Average increased 1.83%** at the end of 2005. From a style perspective, value stocks continued to outperform growth stocks, and large-capitalization stocks outperformed small-capitalization stocks; ending six years of outperformance by small-capitalization stocks.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

          While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern was on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there was concern that consumers were tapped out. But the job market was holding steady with the unemployment rate near four-year lows at 5%, and consumers would be likely to continue their spending habits if real wages were to hold up. The manufacturing sector slowed at the end of 2005 but remained at expansion levels in early 2006. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy drove inflation up and had the Fed aggressively trying to keep prices down by raising rates 2% during 2005. The Federal Funds rate was 4.25% with more tightening expected into early 2006, but many analysts believe that the Fed will stop raising rates during the year.

          In terms of sectors, the fund outperformed its benchmark by the widest margin in the healthcare, energy and consumer discretionary sectors. On the other hand, the fund underperformed the S&P 500 Index by the widest margin in the information technology and financial sectors. On an absolute basis, the healthcare and energy sectors contributed the most to the fund’s overall return, while materials stocks were the biggest detractors from performance during the period AIM managed the fund.

          On January 1, 2006, Loomis assumed management of the fund.

          During the first quarter of 2006, the fund lagged its benchmark. In general, stronger-than-expected economic growth led to a rotation into more cyclically sensitive stocks such as industrials as well as profit taking in sectors such as healthcare where we, at Loomis, have significant positions. The underperformance in the healthcare sector was attributable to softness of the managed care company, UnitedHealth Group Inc., and medical device companies St. Jude Medical Inc. and Medtronic Inc.; all of which were coming off of a strong 2005. The fund also underperformed in the consumer discretionary sector, as Yahoo! Inc. reported disappointing earnings in January, while eBay Inc. drifted lower even though the company had a glowing January earnings report.

          On the positive side, the fund’s best performance during the first quarter of 2006 was seen in financial services and technology stocks. The stocks that had the greatest positive impact on performance were Corning Inc., CB Richard Ellis Group Inc. ‘A’ and The Goldman Sachs Group Inc. Corning, the high tech glass manufacturer, continues to perform very well as the transition to flat panel/LCD televisions by consumers is generating strong demand. CB Richard Ellis Group shares hit new highs resulting from broad strength in global commercial real estate markets. Goldman Sachs reported stellar fiscal first quarter 2006 results, fueled by strong growth across all business segments. The environment for the investment banks such as Goldman Sachs and Lehman Brothers Holdings Inc. remain excellent with robust global activity in fixed income, mergers and acquisitions, and equities.

          While technology sector performance was strong in the aggregate, Apple Computer Inc. has been a short-term disappointment, although it remains a top holding in the fund. The volatility was not unexpected as this was a transition quarter, with Apple replacing chipsets for its Mac lineup with the new dual Intel Corp. processors (replacing IBM-supplied chipsets). This likely led to some delay in consumer purchases in anticipation of the new Intel machines. Given the record sales of iPods in the fourth quarter holiday season, investors were concerned about a seasonal drop in the first quarter of 2006. Despite these short-term risks, Loomis believes the valuation remains attractive and product innovation is among the strongest in the sector.

          Yahoo posted a disappointing fourth quarter 2005, and first quarter 2006 guidance was less than investors expected. Margins fell lower than expected. Shares of Google Inc. ‘A’ had a volatile first quarter 2006. After reaching record highs early in the year, the shares declined as the January earnings report was light relative to expectations. The position size has been trimmed, but we remain long-term supporters of Google as its revenue growth prospects continue to be excellent so the fund continues to hold some of the stock. The question with Google, as always, is the long-term structure of profit margins, so we continue to monitor the position very closely.

          The fund continues to be positioned in companies displaying leadership qualities and strong fundamentals within their respective industries. During the first quarter of 2006, we slightly reduced the fund’s exposure to the healthcare and consumer discretionary sectors and redeployed the proceeds into the industrial and financial services sectors. The financial services sector remains the largest overweight sector versus the benchmark with positions concentrated in the investment banks/brokers, specialty finance and asset management industries.

          Loomis continues to expect the equity market backdrop to remain favorable as the economy continues to move ahead at a healthy rate, and the typical company looks poised to again deliver earnings growth in the low double-digit range. In the short run, however, we believe that a fixation on predicting the end of the interest rate hikes by the Fed casts a conservative shadow over the market for some of the higher revenue growth companies. We expect a more neutral Fed policy in the latter half of 2006. While earnings and economic growth may moderate in the coming months, we believe the fund remains positioned to potentially benefit from the greater earnings growth expected for the fund’s holdings compared to the market average.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF MFS International Large-Cap Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 22.72%*, compared to a 24.41%** return for its benchmark, the MSCI EAFE Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF MFS International Large-Cap Fund		Class A	Class B	Class C

1	Year Total Return:
	Without sales charge*	22.72%	22.16%	22.12%
	With maximum sales charge***	15.94%	17.16%	21.12%
	MSCI EAFE Index**	24.41%
3	Year Total Return:
	Without sales charge*	25.12%	24.49%	24.49%
	With maximum sales charge***	22.77%	23.63%	24.49%
	MSCI EAFE Index**	31.13%
Since Inception:
	Without sales charge*	11.67%	11.10%	11.13%
	With maximum sales charge***	10.28%	10.79%	11.13%
	MSCI EAFE Index**	14.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. A combination of security selection and an underweight position versus the benchmark in the utilities and communications sectors boosted the fund’s performance during the period. Within the communications sector, global communications services company, Hutchison Telecommunications International Ltd., was the top contributor to fund performance.

          Relative results were also aided by favorable stock selection in the energy sector. The fund’s holdings in Chinese oil and gas company CNOOC Ltd. (which is not a benchmark constituent) contributed to returns during the period. This sector also benefited from not owning Dutch oil and gas distribution firm Royal Dutch Shell PLC ‘A’, which underperformed the benchmark during the period.

          The fund’s overweighted position in the strong-performing industrial goods and services sector also helped relative returns. Swedish industrial products manufacturer Atlas Copco AB ‘A’, French manufacturer of electrical distribution equipment Schneider Electric SA, Japanese industrial adhesive tapes maker Nitto Denko Corp., and Swedish drilling tools maker Sandvik AB were among MFS Investment Management’s (MFS) top contributors to fund performance.

          Elsewhere, the fund’s stock holdings in Japanese textile manufacturer Toray Industries Inc., German pharmaceutical company Schering AG, and Canadian railroad firm Canadian National Railway Co. (which is not a benchmark constituent) also positively impacted relative fund performance. Toray Industries, a holding in the fund, was sold because we believed that it reached a level that represented fair value.

          During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

          Security selection and, to a lesser extent, the fund’s underweighting versus the benchmark in the strong-performing financial services sector hurt performance relative to the benchmark. Not owning Japanese banking firm Mitsubishi UFJ Financial Group Inc., a benchmark constituent, negatively impacted results as the stock rose significantly over the period.

          In the basic materials sector, stock selection held back relative results. In the consumer staples sector, a combination of stock selection and an overweighted position hindered relative performance. In this sector, the fund’s holdings in U.K.-based household products manufacturer, Reckitt Benckiser PLC, and Swiss candy and confections company, Nestle SA, detracted from relative returns.

          French chemical manufacturer, L’Air Liquide SA, despite its overall positive return, underperformed the benchmark and therefore, detracted from the fund’s relative performance. Israeli-headquartered software security provider Check Point Software Technologies Ltd. (which is not a benchmark constituent) and several U.K.-based securities also hindered relative results, including gaming operator, William Hill PLC, medical device manufacturer Smith & Nephew PLC, home improvement store operator Kingfisher PLC, which was sold during the period, and apparel retailer, NEXT PLC.

          The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

PF NB Fasciano Small Equity Fund (formerly PF AIM Aggressive Growth Fund)

Q. How did the fund perform over the period ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 15.01%*, compared to a 25.85%** return for its benchmark, the Russell 2000 Index and a 22.68%** return for the Russell Midcap Growth Index. The fund’s benchmark was changed to the Russell 2000 Index due to the fund’s style of investing in smaller-capitalization stocks. From October 1, 2005 (the date Neuberger Berman Management Inc. (Neuberger Berman) assumed management) to March 31, 2006, the fund’s Class A returned a 9.79%* compared to a 15.23%** return for the Russell 2000 Index and a 11.32%** return for the Russell Midcap Growth Index. For the six-month period from April 1, 2005 to September 30, 2005 during which AIM was the manager, the fund’s Class A returned 4.76%*, compared to a 9.21%** return for the Russell 2000 Index and a 10.21%** return for the Russell Midcap Growth Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF NB Fasciano Small Equity Fund		Class A	Class B	Class C

1	Year Total Return:
	Without sales charge*	15.01%	14.49%	14.38%
	With maximum sales charge***	8.65%	9.77%	13.44%
	Russell 2000 Index**	25.85%
	Russell Midcap Growth Index**	22.68%
3	Year Total Return:
	Without sales charge*	17.30%	16.73%	16.71%
	With maximum sales charge***	15.11%	15.74%	16.71%
	Russell 2000 Index**	29.53%
	Russell Midcap Growth Index**	25.75%
Since Inception:
	Without sales charge*	7.72%	7.20%	7.23%
	With maximum sales charge***	6.38%	6.85%	7.23%
	Russell 2000 Index**	16.63%
	Russell Midcap Growth Index**	14.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Equity markets posted modest returns during the period from April 1, 2005 to September 30, 2005 during which AIM was manager to the fund. The NASDAQ was up 1.37%** at the end of 2005. From a style perspective, value stocks continued to outperform growth stocks, and large-capitalization stocks outperformed small-capitalization stocks ending six years of outperformance by small-capitalization stocks.

          While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern was on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there was concern that consumers were tapped out. But the job market was holding steady with the unemployment rate near four-year lows at 5%, and consumers would be likely to continue their spending habits if real wages were to hold up. The manufacturing sector slowed at the end of 2005 but still remained at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy drove inflation up and had the Fed aggressively trying to keep prices down by raising rates 2% during 2005. The Federal Funds rate at December 31, 2005 was 4.25%.

          In terms of sectors, the fund’s underperformance during the period was largely due to stock selections in the healthcare, materials, and consumer staples sectors. The fund’s underweight position versus the benchmark in the energy sector also hurt performance when compared to the benchmark, as this was the best performing sector for the year. Alternatively, the fund outperformed its benchmark in industrials and information technology when compared to the benchmark.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

In absolute terms, the information technology, healthcare and energy sectors made the largest contribution to the fund’s overall return, while consumer discretionary and consumer staples were the biggest detractors from performance during the period AIM managed the fund.

          Neuberger Berman assumed management of the fund on October 1, 2005.

          The fund generated a solid positive return during the six-month reporting period. Over the period, equity market performance was positive across the board. Results ranged widely among various indices, as market-capitalization had a pronounced impact on returns. Small-capitalization indices posted double-digit percentage gains while large-capitalization indices had more modest single-digit gains. The performance of mid-capitalization stocks fell between that of small- and large-capitalization stocks. Within large-capitalization stocks, value-style stocks outperformed growth-style indices. Within small-and mid-capitalization stocks, however, growth stocks outperformed value stocks. The Russell 2000 Growth Index and the fund’s benchmark were the top-performing broad-based domestic equity indices over this time period. Meanwhile, the Russell 1000 Growth and S&P 500 indices were two of the weakest performing indices during the period.

          The fund’s holdings within the industrials sector made the largest contribution to total return over the period. Four of the fund’s top ten individual contributors came from this sector. Fund holdings within the information technology, financials, materials and healthcare sectors also made substantial contributions to the fund’s total return.

          Holdings within the consumer discretionary sector made an overall detraction from the fund’s total return. The fund’s two largest individual detractors were news and media companies, which have been pressured by investor concerns tied to the migration of advertising towards the Internet. We, at Neuberger Berman, believe the market has overreacted to this issue, and that print advertising, particularly classifieds, is still a viable revenue generator for newspaper companies. These companies are currently out of favor, but their real value, in our opinion, is understated at current share price levels.

          The fund’s return over the period fell below the strong return of its benchmark. The underperformance of the holdings in the consumer discretionary sector was largely to blame for the shortfall, as the fund’s three largest holdings in the sector declined significantly, detracting from relative performance. In addition, the less-robust (albeit solid) return generated by Neuberger Berman’s selection of information technology stocks and the fund’s underweight allocation to this sector also dampened returns relative to the fund’s benchmark.

          On the other hand, positive stock selection within the financials and energy sectors boosted relative performance, as the fund’s holdings outperformed their index sector counterparts. Our lack of exposure to the utilities sector, the only sector in the index to post a decline over the period, also benefited the fund’s relative return.

          The substantial outperformance exhibited by small-capitalization stocks of late appears to have postponed the long-anticipated rotation towards superior performance for large-capitalization stocks. Recently, the strongest small-capitalization stock returns have been generated by companies with rich valuations, a history of poor financial returns and, in a number of instances, no earnings. This is a direction Neuberger Berman has no intention of following since we remain focused on companies with strong financial conditions, which possess clean balance sheets and have demonstrated the ability to generate meaningful levels of free cash flow. We seek those companies with a proven history of strong return on investment and consistent, stable earnings growth driven by business models centered on products and services that drive recurring revenues.

PF Oppenheimer Main Street®Core Fund

Q. How did the fund perform over the period ended March 31, 2006?

A. The PF Oppenheimer Main Street Core Fund commenced operations on September 30, 2005. For the period since inception (September 30, 2005) through March 31, 2006, the fund’s Class A returned 6.85%*, compared to a 6.38%** return for its benchmark, the S&P 500 Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.

Total Returns (Non-Annualized) for the Period Ended March 31, 2006

PF Oppenheimer Main Street Core Fund	Class A

Since Inception:
Without sales charge*	6.85%
S&P 500 Index**	6.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund produced higher returns than its benchmark during the period. Results were achieved despite relatively weak performance by very large-“mega-capitalization” stocks, an area of focus for the fund. Our successful stock selection strategy helped offset any weakness among mega-capitalization stocks as a group. As always, our security selection process was driven by our disciplined, quantitative investment approach.

     Although we, at Oppenheimer Funds Inc. (Oppenheimer), rely on our “bottom-up” quantitative process to choose investments, the fund was, nonetheless, affected by varying performance trends across the U.S. equity market’s capitalization ranges. “Mega-capitalization” stocks, with market capitalizations of $46.7 billion or more, lagged the averages as investors apparently were more attracted to higher earnings growth rates from smaller companies. Mid-capitalization stocks produced the highest returns of any capitalization range over the reporting period, followed by small-capitalization stocks and large-capitalization stocks. Micro-capitalization and mega-capitalization stocks, which represent the high and low ends of the market’s range, posted only modestly positive absolute returns.

     Despite the fund’s relatively heavy exposure to mega-capitalization stocks, we mitigated the effects of their relative weakness through fortunate timing to the extent that we were able to change the allocation of the fund’s holdings. The fund benefited from its emphasis on mega-capitalization stocks over the first two-months of the reporting period, when these stocks fared relatively well. Subsequently, in anticipation of seasonal factors that typically boost the relative performance of smaller-capitalization stocks around the turn of the year, we reduced the fund’s emphasis on mega-capitalization stocks and increased its weighting in the large- and mid-capitalization ranges. This shift positioned the fund for stronger returns from smaller-capitalization stocks in December and January. In fact, January proved to be a particularly good month for stocks; 94 of the 500 stocks in the fund’s large-capitalization benchmark hit all-time highs, and companies in the mid-capitalization range fared even better.

     Although the energy sector has consistently represented the equity market’s top performer for several years, moderating oil and gas prices in the wake of the peak reached their peaks immediately after Hurricane Katrina caused energy stocks to relinquish their leadership position for the six-month reporting period. Instead, the materials, financials and industrials sectors ranked among the better-performing industry groups, while utilities and consumer discretionary stocks represented the only components of the benchmark to produce negative absolute returns for the reporting period. Relatively heavy exposure to financials stocks helped the fund’s performance, and its relatively light holdings in the utilities, consumer staples and consumer discretionary sectors helped it avoid the full brunt of sector-related weakness.

     As we prepared for “turn of the year” seasonal factors in the fall, the fund’s average weighted market capitalization declined from roughly 109% of the benchmark to about 102%. This shift included less emphasis on mega-capitalization stocks and a greater focus on large- and mid-capitalization stocks. The information technology sector overtook the energy group as the fund’s area of greatest relative emphasis, partly because Oppenheimer’s models have found more opportunities among technology stocks after an extended period of underperformance. In addition, the fund’s holdings in financials stocks moved from an overweighted position to one that was slightly underweighted compared to the benchmark.

     Oppenheimer’s models have continued to indicate that large-capitalization stocks currently are more attractive than smaller-capitalization stocks and, to a lesser extent, mega-capitalization stocks. While no one can predict accurately the timing of changes in market cycles, we believe that a period of large-capitalization outperformance may be overdue. Additionally, our models recently have found more opportunities among technology, healthcare and energy stocks, and fewer in the utilities, consumer staples and financials sectors. However, it is important to understand that these tilts are the result of our quantitative investment process, not our personal speculations on possible economic and market forces.

PF Oppenheimer Emerging Markets Fund

Q. How did the fund perform over the period ended March 31, 2006?

A. The PF Oppenheimer Emerging Markets Fund commenced operations on September 30, 2005. For the period since inception (September 30, 2005) through March 31, 2006, the fund’s Class A returned 20.94%*, compared to a 20.06%** return for its benchmark, the MSCI Emerging Markets Index.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.

Total Returns (Non-Annualized) for the Period Ended March 31, 2006

PF Oppenheimer Emerging Markets Fund	Class A

Since Inception:
Without sales charge*	20.94%
MSCI Emerging Markets Index**	20.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund posted strong absolute and relative performance during the period ended March 31, 2006. We, at Oppenheimer, attribute the fund’s performance to sector-wide gains across many stocks in the emerging markets sector as well as the success of our individual stock selection strategy, which has led to strong results in many of the fund’s key holdings.

     The fund’s performance can also be attributed to strong returns from many of the stocks within Oppenheimer’s investment philosophy based on long-term thematic investing. The fund has a thematic orientation with research driven by themes developed by Oppenheimer of Mass Affluence, New Technology and Restructuring (MANTRA). These major trends, as outlined below, lie at the heart of our disciplined investment approach:

      Mass Affluence - We look for strongly branded companies. The recent broadening of wealth within societies has increased consumption worldwide, fueling demand for luxury goods and financial services.

     New Technology - We invest in leading edge technology companies. Technological advances should continue to open up a new world of opportunities with near- and long-term potential.

     Restructuring - We seek out companies with recent management changes or privatization. A competitive market model has taken root in major economies worldwide. In Europe, government-run firms are being privatized, long-standing subsidies cut and merit incentives introduced, creating investment opportunities as firms restructure and merger activity increases.

     The global environment for the emerging markets sector was very positive and the stock markets reflected that view. Strong earnings growth throughout the emerging markets sector coupled with low interest rates in the developed economies were the two most significant drivers of the fund’s returns.

     The fund had significant exposure to the financials and consumer discretionary sectors during the period. Financials stocks tied to mortgage and consumer lending have historically been a key part of the fund’s Mass Affluence theme. Two financial stocks that fell into this category and performed well were Brazil’s Banco Bradesco SA, a beneficiary of strong domestic consumption growth, and Woori Finance Holdings Co. Ltd. of South Korea.

     Stocks in the consumer discretionary sector were also large drivers of performance during the reporting period, most notably two Brazilian stocks, Cyrela Brazil Realty SA Empreendimentos e Participacoes and department store Lojas Americanas SA. GS Home Shopping Inc., a South Korean cable and Internet retailer, also posted strong gains on the heels of its announcement of a home shopping venture in China early in the reporting period. These stocks all fall into Oppenheimer’s Mass Affluence theme.

     Relative to the benchmark, the best performing countries were Brazil and South Korea, which also serve as the two largest areas of investment for the fund. In Brazil, the outperformance was driven largely by individual stock selection. As discussed earlier, several financial and consumer discretionary stocks in Brazil added to fund performance. In South Korea, Hynix Semiconductor Inc., one of the leading semiconductor manufacturing firms, and NHN Corp., the country’s Internet search engine company, posted especially strong returns. Since NHN had performed well during the period, we sold some of the position.

     Only a handful of consumer-oriented sector names within Hong Kong disappointed, including Television Broadcasts Ltd. and The Hongkong & Shanghai Hotels Ltd. Otherwise, it was the fund’s lack of exposure to some of the better-performing energy stocks and electronic firms that detracted from fund performance, many of which did not meet our valuation criteria.

     Going into 2006, our outlook remains largely unchanged. We, at Oppenheimer, believe that earnings growth in the emerging markets sector will likely outpace that of the developed markets sector while valuations still look relatively attractive. Those factors, coupled with a low yield environment in the developed markets sector, give us confidence that the current bull market may have two to three years to run. That being said, it is important to recognize that returns have been particularly strong with minor corrections over the past

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

eighteen-months, and we believe that a more significant correction is increasingly likely. Therefore, we would view it as a healthy development toward keeping stock market expectations in line with the steady and strong growth in the emerging markets sector in the next several years.

PF PIMCO Managed Bond Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 2.19%*, compared to a 2.26%** return for its benchmark, the Lehman Brothers Aggregate Bond Index and a 2.02%** return for the Lehman Brothers Government/Credit Index. The fund’s benchmark was changed to the Lehman Brothers Aggregate Bond Index since it is a more widely used benchmark and includes more similar investments to the fund than the Lehman Brothers Government/Credit Index.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

	Average Annual Total Returns for the Periods Ended March 31, 2006

PF PIMCO Managed Bond Fund		Class A	Class B	Class C

1	Year Total Return:
	Without sales charge*	2.19%	1.67%	1.75%
	With maximum sales charge***	-3.39%	-3.31%	0.76%
	Lehman Bothers Aggregate
	Bond Index**	2.26%
	Lehman Brothers
	Government/Credit Index**	2.02%
3	Year Total Return:
	Without sales charge*	2.98%	2.46%	2.52%
	With maximum sales charge***	1.06%	1.20%	2.52%
	Lehman Bothers Aggregate
	Bond Index**	2.92%
	Lehman Brothers
	Government/Credit Index**	2.83%
Since Inception:
	Without sales charge*	4.68%	4.16%	4.20%
	With maximum sales charge***	3.38%	3.77%	4.20%
	Lehman Bothers Aggregate
	Bond Index**	4.50%
	Lehman Brothers
	Government/Credit Index**	4.67%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Bonds gained ground in 2005, leaning against the headwinds of Fed tightening and concern that higher energy prices would fuel inflation pressure. The second quarter of 2005 saw a rally in fixed income markets worldwide as interest rates fell amid signs of an economic slowdown and risk appetites for credit-sensitive assets revived. The third quarter was essentially a reversal of the previous three-months. Most bond sectors lost ground as interest rates rose. Rates were volatile intra quarter, as investor sentiment shifted about the direction of Fed policy, the impact of Gulf Coast hurricanes, and the potential for a pullback in the U.S. housing market. The Fed raised rates twice during the quarter, in 25 basis point (0.25%) increments to a level of 4.25%. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases as a fall in energy prices calmed fears about inflation. Signs that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets. Rates continued to rise during the first quarter of 2006, weighing on bond returns. The Fed tightened twice during this period, bringing the Federal Funds rate to 4.75%. The European Central Bank joined the Fed in raising rates during the quarter and the Bank of Japan announced the end of its “quantitative easing” policy, which has flooded Japanese markets with liquidity. Unwinding of this policy should remove a low cost source of financing for investors looking to make longer term, higher yielding investments. The fund’s benchmark, a widely used index for the high-grade bond market, returned 2.26%** for the one-year period ending March 31, 2006, despite the tightening cycle by the Fed that began in 2004.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

     Prudent diversification outside of core sectors added value in a challenging environment for bonds. Interest rate strategies were negative for performance during the twelve-month period. An above benchmark duration for most of the period was negative for performance as interest rates rose. An emphasis on short and intermediate maturities was also negative as the yield curve flattened during the period and inverted during the first quarter of 2006. An overweight position to mortgages for most of the period was positive for performance as corporate earnings continued their solid momentum. Exposure to European bonds added value as economic growth was generally slower, and interest rate increases were milder outside the U.S. Emerging market bonds also contributed to returns as credit quality and economic indicators continued to improve.

     The global economy is transitioning away from policy-driven growth engineered by major central banks towards more self-sustaining, internally generated growth. The Fed and the European Central Bank have already stepped back from monetary reflation. The Bank of Japan has announced its intent to do the same. Pacific Investment Management Co. LLC (PIMCO) expects that the U.S., Japan/China and the Eurozone have sufficient sources of internal demand to withstand the withdrawal of monetary stimulus. The risks to our forecast are primarily to the downside, as each of the world’s biggest economies has structural weaknesses that could make the withdrawal more painful than anticipated. Key elements of the outlook are:

     The U.S. economy should grow more slowly; euphoria in the housing sector will continue to erode over the course of the year, with a dampening effect on consumer spending.

     This Fed tightening cycle has extended longer than PIMCO expected but is nearing its end; the Fed should stop at a Federal Funds rate near 5% as the economy slows.

     Inflation is likely to be benign; wage/price pressure is under control amid an abundant supply of workers in emerging economies.

     With respect to portfolio strategy, we expect to position the fund for a favorable bond market environment as the economy cools and Fed tightening draws to a close. We plan to target duration moderately above the index as we believe slower growth will create downward pressure on interest rates. We also expect to focus on short to intermediate maturities in the U.S. and the U.K., which should outperform as we expect yield curves in both of these markets to steepen. Part of this strategy will include a lengthening of the maturities of Eurodollar futures positions, in an attempt to benefit from Fed easing later this year or in early 2007. With regard to sector strategies, we plan to retain our overweight to mortgages, which add high quality yield to the portfolio, but expect to trim holdings to harvest recent gains. We plan to underweight the richly valued corporate sector and compensate for lost corporate income with the mortgage overweight and de-emphasize Eurozone bonds as the European Central Bank is still in the early stages of a tightening cycle. Additionally, we also plan to continue to hold emerging market bonds, where long-term credit fundamentals remain strong, but trim positions to take profits after several years of gains.

PF PIMCO Inflation Managed Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned -0.44%*, compared to a 0.86%** return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index (Lehman U.S. TIPS Index).

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF PIMCO Inflation Managed Fund		Class A	Class B	Class C

1	Year Total Return:
	Without sales charge*	-0.44%	-0.91%	-0.95%
	With maximum sales charge***	-5.90%	-5.66%	-1.90%
	Lehman Brothers Global Real:
	U.S. TIPS Index**	0.86%
3	Year Total Return:
	Without sales charge*	3.99%	3.47%	3.48%
	With maximum sales charge***	2.04%	2.25%	3.48%
	Lehman Brothers Global Real:
	U.S. TIPS Index**	4.75%
Since Inception:
	Without sales charge*	4.72%	4.19%	4.19%
	With maximum sales charge***	2.92%	3.35%	4.19%
	Lehman Brothers Global Real:
	U.S. TIPS Index**	5.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

A. Bonds gained ground in 2005, leaning against the headwinds of Fed tightening and concern that higher energy prices would fuel inflation pressure. The Lehman U.S. TIPS Index returned 0.86%** for the year ended March 31, 2006. Fixed income markets in general were dominated during 2005 by speculation about the path and duration of the Fed’s tightening cycle. Market expectations of continued Fed tightening drove short-term real rates higher and helped produce a significant flattening of the real yield curve. The difference in yield between two- and ten-year TIPS increased from 143 basis points (1.43%) at the start of 2005 to a 72 basis point (0.72%) inversion by year end. As the year drew to a close, some optimism arose that the Fed might be moving closer to the end of its rate increases, which could produce a steeper yield curve. A drop in energy prices, which soared after the Gulf Coast hurricanes, calmed fears about inflation. Signs also emerged that higher mortgage rates and lofty valuations could finally be pinching affordability in property markets. Real yields continued their general upward trend through the first quarter of 2006, weighing on bond returns. In the U.S., real yields climbed across most of the yield curve. The exception was at the short end, which reacted more to rising near-term inflation expectations than to concerns that the Fed would keep tightening. This was due to higher oil prices adding to headline inflation even as core inflation remained subdued. Longer maturity real yields rose on the potential for more Fed rate hikes and for monetary contraction in Europe and Japan to draw capital away from the U.S.

          Performance was relatively stable despite a volatile market. Interest rate strategies were negative but sector strategies added high quality income and helped performance. Above-index U.S. TIPS duration detracted from returns, as real yields rose on positive economic data and potential Fed rate increases. An emphasis on short maturity nominal bonds was also negative for performance due to a flattening nominal yield curve. In terms of sector strategies, a modest allocation to Eurozone positions that benefit when actual Consumer Price Index (CPI) prints are less than inflation expectations contributed to fund performance. An allocation to municipal bonds, which has a stable retail investor base and tends to outperform Treasuries when rates rise, was an additional positive. Allocations to emerging market bonds also added value as Emerging Markets credit quality and economic indicators continued to improve.

          The global economy is transitioning away from policy-driven growth engineered by major central banks towards more self-sustaining, internally generated growth. The Fed and the European Central Bank have already stepped back from monetary reflation. The Bank of Japan has announced its intent to do the same. PIMCO expects that the U.S., Japan/China and the Eurozone have sufficient sources of internal demand to withstand the withdrawal of monetary stimulus. The risks to our forecast are primarily to the downside, as each of the world’s biggest economies has structural weaknesses that could make the withdrawal more painful than anticipated. Key elements of the outlook are:

          The U.S. economy should grow more slowly; euphoria in the housing sector will continue to erode over the course of the year, with a dampening effect on consumer spending.

          This Fed tightening cycle has extended longer than PIMCO expected but is nearing its end; the Fed should stop at a Federal Funds rate near 5% as the economy slows.

          Inflation is likely to be benign; wage/price pressure is under control amid an abundant supply of workers in emerging economies.

          With regard to strategy, we expect to position the fund for a favorable bond market environment as the economy cools and Fed tightening draws to a close. We plan to target real duration moderately above the index as slower growth will create downward pressure on real interest rates. We plan to focus on short to intermediate maturities in the U.S. and the U.K., which should outperform as both yield curves steepen. We will also focus on longer maturity TIPS, which should benefit from pension fund demand for longer-dated assets. We expect to hold municipal bonds as insurance against higher rates; their stable retail investor base potentially allows municipal bonds to hold their value better than taxable bonds if rates rise. We plan to retain exposure to mortgages, which add high quality yield to the portfolio, but trim holdings to harvest recent gains, and will de-emphasize Eurozone bonds as the European Central Bank is still in the early stages of a tightening cycle. We will also maintain select, modest exposure to corporate bonds to capture incremental yield. Additionally, we expect to continue to hold emerging market bonds, where long-term credit fundamentals remain strong, but trim positions to take profits after several years of gains.

PF Pacific Life Money Market Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 2.76%*, compared to a 3.53%** return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. The current yield measured during the seven-day period ending March 31, 2006 was 3.57%*.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Pacific Life Money Market Fund	Class A

1 Year Total Return:
Without sales charge*	2.76%
Merrill Lynch 3-Month
U.S. T-Bill Index**	3.53%
3 Year Total Return:
Without sales charge*	1.23%
Merrill Lynch 3-Month
U.S. T-Bill Index**	2.09%
Since Inception:
Without sales charge*	1.02%
Merrill Lynch 3-Month
U.S. T-Bill Index**	2.00%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Federal Reserve Open Market Committee (FOMC) continued to take a more restrictive monetary policy stance, raising the Federal Funds rate by 2.00%, reaching 4.75% by the March 28, 2006 meeting. Continued economic growth coupled with potential inflation pressure contributed to an increasing interest rate environment for commercial paper and other money market assets. The fund’s shorter duration, emphasizing one-month and shorter maturities, combined with occasional longer asset-backed and agency callable notes, benefited from this environment. This strategy held the fund’s average maturity in a more neutral (approximately fifty days) range through the year.

          Although top tier industrial commercial paper issuance continued to be limited on a historical basis, despite overall commercial paper supply at a five-year high, the fund’s investment style continues to emphasize industry diversification within this asset class. This strategy is executed in combination with investments in banking and financing related issuers.

          Constraining fund yield to some degree during the period was the fund’s underweighting of asset-backed and foreign bank sponsored commercial paper.

          To the extent the commercial paper yield curve continues to rise in response to the Fed’s activities, the fund will remain weighted towards shorter maturities, liquid, top-tier, industrial issuers blended with financial and banking related commercial paper. As rates stabilize longer term, while dependent on relative value, Pacific Life expects the fund should move maturities out along a more laddered scale away from the current more barbelled strategy.

PF Salomon Brothers Large-Cap Value Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 12.47%*, compared to a 13.31%** return for its benchmark, the Russell 1000 Value Index, and a 11.72%** return for the S&P 500 Index. The fund’s benchmark was changed to the Russell 1000 Value Index due to the fund’s style of investing in value-oriented companies.

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

A-22	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Salomon Brothers
Large-Cap Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	12.47%	11.99%	11.88%
With maximum sales charge***	6.26%	6.99%	10.88%
Russell 1000 Value Index**	13.31%
S&P 500 Index**	11.72%
3 Year Total Return:
Without sales charge*	17.76%	17.26%	17.20%
With maximum sales charge***	15.54%	16.29%	17.20%
Russell 1000 Value Index**	21.77%
S&P 500 Index**	17.21%
Since Inception:
Without sales charge*	5.89%	5.45%	5.38%
With maximum sales charge***	4.57%	5.08%	5.38%
Russell 1000 Value Index**	10.36%
S&P 500 Index**	6.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. From a style perspective, value stocks significantly outperformed their growth stock counterparts, with the S&P 500/Citigroup Value and S&P 500/Citigroup Growth Indexes gaining 14.82%** and 8.75%**, respectively.

          The overall stock market, as measured by the S&P 500 Index, generated strong results during the twelve-month period, returning 11.72%**.

          There was no shortage of headwinds during the reporting period, including record high oil prices, steadily rising short-term interest rates, a devastating hurricane season, and geopolitical issues. However, while there were bumps in the road, to a large extent investors remained focused on the big picture—namely a solid economic environment and strong corporate profits.

          The majority of the market’s gains were generated during the second half of the reporting period, as oil prices began to moderate and investors anticipated that the Fed would stop raising interest rates sooner rather than later. In addition, there were hopes that the Fed would be able to orchestrate a “Goldilocks” economy—one that expands enough to produce solid corporate profits, but that’s not so volatile that it triggers a substantial increase in inflation.

          However, the market gave back some of its gains in late March 2006, which was triggered by the Fed’s fifteenth consecutive rate hike, its accompanying statement that led market participants to believe that the Fed would raise rates at least one more time in May and perhaps institute additional hikes as the year progresses.

          Within the S&P 500 Index, all sectors posted positive returns with the energy sector leading the way with a gain of 21.8%, followed by the financials and telecommunication services sectors, posting gains of 17.4% and 17.1%, respectively for the twelve-month period. The consumer discretionary, consumer staples and healthcare sectors lagged but still posted positive returns of 1.9%, 4.5% and 8.5%, respectively.

          The sectors that contributed most to the fund’s performance for the period included the financials, energy, and industrials sectors. Top contributors included Marathon Oil Corp., Merrill Lynch & Co. Inc., The Boeing Co., GlobalSantaFe Corp. and Nokia OYJ. During the period, the fund’s positions in all of these stocks were decreased. As a risk management tool, when stocks move substantially toward price targets, we at Salomon Brothers Asset Management Inc. (Salomon), tend to harvest profits and then redeploy proceeds into new ideas that may have potential upside.

          Three of the fund’s sectors that lagged performance included the consumer discretionary, materials and utilities sectors. Stocks that detracted from performance came from a number of different sectors and included Lexmark International Inc., Comcast Corp., Sara Lee Corp., Viacom Inc. ‘B’ and Johnson & Johnson. In October, Lexmark shares fell sharply after the company pre-announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. The fund’s positions in Comcast and CBS Corp. ‘B’ were sold during the period. The sale of Comcast was due to our assessment that it would be more difficult for the company to execute on their business plan given the increased level of competition in the cable, direct broadcast, satellite and telecommunications space. Also, the fund’s position in Viacom was sold prior to the split between Viacom and CBS Corp. We did not see the split as creating real shareholder value and thought the valuation was fair.

PF Van Kampen Comstock Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 7.62%*, compared to a 11.72%** return for its benchmark, the S&P 500 Index.

A-23	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown.Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Van Kampen Comstock Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	7.62%	7.14%	7.05%
With maximum sales charge***	1.71%	2.14%	6.05%
S&P 500 Index**	11.72%
3 Year Total Return:
Without sales charge*	18.54%	17.99%	17.91%
With maximum sales charge***	16.35%	17.03%	17.91%
S&P 500 Index**	17.21%
Since Inception:
Without sales charge*	7.31%	6.80%	6.77%
With maximum sales charge***	5.97%	6.44%	6.77%
S&P 500 Index**	6.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Despite high energy prices, rising interest rates, and inflationary pressures, the stock market advanced with strength during the year ended March 31, 2006. A moderately growing economy continued to support stock prices, as did generally strong corporate earnings and a resilient consumer. Although the market encountered periods of turbulence, volatility levels remained relatively low. Early in the period, investor sentiment deteriorated as U.S. automakers reported declining sales. However, positive economic data spurred a stock rally through July. In August, the Gulf Coast hurricanes caused spiking oil and natural gas prices, but initial pessimism about the hurricanes’ economic toll proved short lived. Following a very strong rally in November, the market began 2006 on an upbeat note, even as a disappointing fourth quarter GDP figure and less positive corporate earnings were reported. The best performing sectors in the S&P 500 Index were energy, financials, and telecommunication services. The worst performers in the index included the consumer discretionary and consumer staples sectors.

          The consumer discretionary sector detracted most significantly from the fund’s relative results during the period. Within the sector, the fund continued to emphasize media stocks, which have been trading at what we, at Van Kampen, would consider attractive valuations and reasonable risk-reward profiles. Materials stocks were another drag on fund returns. The fund’s holdings included paper stocks, which are less exposed to the booming global demand coming from China and India. The information technology sector also held back gains. The fund has continued to be underweight versus the benchmark in the information technology sector based on a lack of compelling valuations, in our view.

          On the positive side, healthcare and utilities sector holdings enhanced results. Within the healthcare sector, the fund holds significant exposure to large-capitalization pharmaceutical companies. Abating patent concerns and anticipation for certain new drugs caused stock prices to increase during the period. In the utilities sector, the fund’s selections slightly outperformed the benchmark’s sector.

          We maintain our focus on analyzing the financial health of individual companies rather than trying to forecast broad market movements or the direction of the economy. Although market conditions have challenged us to find abundant new investment opportunities lately, we continue to seek stocks that we believe have reasonable valuations relative to our assessment of fair value.

PF Van Kampen Mid-Cap Growth Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 30.68%*, compared to a 22.68%** return for its benchmark, the Russell Midcap Growth Index.

A-24	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Van Kampen Mid-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	30.68%	30.11%	29.92%
With maximum sales charge***	23.49%	25.11%	28.92%
Russell Midcap Growth Index**	22.68%
3 Year Total Return:
Without sales charge*	25.39%	24.88%	24.77%
With maximum sales charge***	23.07%	24.01%	24.77%
Russell Midcap Growth Index**	25.75%
Since Inception:
Without sales charge*	6.62%	6.15%	6.11%
With maximum sales charge***	5.30%	5.78%	6.11%
Russell Midcap Growth Index**	14.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Despite high energy prices, rising interest rates, and inflationary pressures, the market advanced with strength during the year ended March 31, 2006. A moderately growing economy continued to support stock prices, as did generally strong corporate earnings and a resilient consumer. Although the market encountered periods of turbulence, volatility levels remained relatively low. Early in the period, investor sentiment deteriorated as U.S. automakers reported declining sales. However, positive economic data spurred a stock rally through July. In August, the Gulf Coast hurricanes caused spiking oil and natural gas prices, but initial pessimism about the hurricanes’ economic toll proved short lived. Following a very strong rally in November, the market began 2006 on an upbeat note, even as a disappointing fourth quarter GDP figure and less positive corporate earnings were reported.

          In this environment, small- and mid-capitalization stocks outpaced large-capitalization stocks during the period. The best performing sectors in the fund’s benchmark were the other energy, financial services, and autos and transportation sectors. The sectors that most lagged the benchmark average were the integrated oils, consumer discretionary, and consumer staples sectors; although, the integrated oils sector was the only group to post a negative absolute return for the period.

          Stock selection drove the fund’s performance during the period, offsetting the negative influence of sector allocation. In particular, selections in the financial services, energy, and utilities sectors contributed most to relative returns. In the financial services sector, stocks of diversified financial services, miscellaneous financials, and securities brokerage companies advanced with strength. Within the energy sector, stock picks in crude oil producers drove relative outperformance, although the fund’s underweight position versus the benchmark modestly detracted from performance. In the utilities sector, wireless carriers and gas distributors’ securities added to relative fund performance as well.

          In contrast, the fund lost ground relative to the benchmark primarily in the healthcare and materials and processing sectors. Within the healthcare sector, the fund’s biotechnology research and production stocks detracted from relative gains, as did holdings in drugs and pharmaceuticals stocks. Disappointing results from a range of industries within the materials and processing sector slowed performance. Copper production, engineering and contracting services, and real estate companies were particularly detrimental. A lack of exposure to the steel industry also had a negative effect on fund performance.

          Van Kampen’s goal is to hold a portfolio of high quality growth stocks that we believe will perform well regardless of the market environment. We continue to favor companies that appear to have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

PF Van Kampen Real Estate Fund

Q. How did the fund perform over the year ended March 31, 2006?

A. For the year ended March 31, 2006, the fund’s Class A returned 40.43%*, compared to a 38.46%** return for its benchmark, the FTSE National Association of Real Estate Investment Trusts (NAREIT) U.S. Real Estate Index.

A-25	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2006 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2006

PF Van Kampen Real Estate Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	40.43%	39.65%	39.74%
With maximum sales charge***	32.66%	34.65%	38.74%
FTSE NAREIT U.S. Real Estate
Index**	38.46%
Since Inception:
Without sales charge*	25.01%	24.34%	24.39%
With maximum sales charge***	19.48%	21.29%	24.39%
FTSE NAREIT U.S. Real Estate
Index**	22.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The period was very positive for both direct real estate investment and REITs. During the year ended March 31, 2006, the real estate sector continued to benefit from favorable fund flows as both retail and institutional investors increased allocations to real estate securities. Meanwhile, the ongoing improvement in underlying real estate values contributed to and supported rising REIT share prices in 2005. Throughout the year, numerous private takeover transactions of public real estate companies at meaningful premiums demonstrated the strong underlying value of these companies’ properties and provided evidence of the strong demand for real estate.

          During the period, each of the major sectors provided very strong performance. Apartment stocks outperformed the benchmark due to the continued improvement in fundamentals and private takeovers of several public apartment companies. Despite a disappointing recovery for cash flows, the office sector also outperformed. Generally, investors were encouraged with regard to private market values in the office sector due to strong prices for individual transactions as well as continued takeover activity and speculation. The retail sector also performed in line with the benchmark, as mall stocks modestly underperformed and strip shopping center stocks outperformed the benchmark. The underperformance of the mall stocks was primarily due to company specific issues at two of the larger mall owners. Turning to the smaller sectors, the storage sector was the best performing of all sectors due to outstanding earnings from the largest stock, Public Storage Inc., in the sector and the successful culmination of its merger between Public Storage Inc. and Shurgard Storage Centers Inc. ‘A’. The healthcare REITs underperformed due to lackluster earnings growth prospects. Hotel stocks modestly underperformed.

          Stock selection was the largest contributor to the fund’s outperformance this year and sector allocation was also beneficial. Stock selection was favorable in every sector except hotels, with the most significant contributions generated within the apartment, office, and mall sectors. From a sector allocation perspective, the largest contributors were an overweight position to the apartment sector and underweight position to the healthcare sector. These positives were partially offset by an overweight position to the hotel sector, which underperformed the benchmark on an overall basis.

          We, at Van Kampen, have maintained our core investment philosophy as a real estate value investor. We believe that this results in the ownership of stocks, which in our opinion provides the best valuation relative to their underlying real estate values. Our company specific research tends to lead us to specific preferences for sub-segments within each property sector. Current preferences include: overweighting companies focused on the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district locations, and underweighting owners of strip shopping centers and lesser quality offices. We have selectively added to stocks, particularly in the office sector, where the price discrepancy between companies that own high quality assets in the central business district markets versus high quality assets in key suburban markets has become significant. In other words, we have selectively added to stocks which are owners of assets in stronger suburban markets as the relative valuation of these companies has improved.

A-26	See explanation of symbols and references on A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Explanation of Symbols and References

*

The total return for each fund (including the 7-day yield for PF Pacific Life Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**

This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends. Sources for indices: Lipper Analytical Services, except for Lehman Brothers Global Real: U.S. TIPS Index (Bloomberg) and the FTSE National Association of Real Estate Investment Trusts (NAREIT) U.S. Real Estate Index (Ibbottson).

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

(1)

The Composite Benchmarks are composed using the four broad-based indices presented on page A-3 of this report. The percentage amounts of each broad-based index within each Composite Benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a Composite Benchmark will change if a fund’s target asset class allocations change. Within the broad-based indices, the Lehman Brothers Government/Credit Index was replaced with the Lehman Brothers Aggregate Bond Index. The Composite Benchmark Performance as of 03/31/06 for each Portfolio Optimization Fund using the Lehman Brothers Government/Credit Index for the 1-year and since inception periods, respectively, was: Model A Composite Benchmark 4.70% and 4.22%; Model B Composite Benchmark 7.41% and 6.21%; Model C Composite Benchmark 9.96% and 7.98%; Model D Composite Benchmark 12.17% and 9.66%; and Model E Composite Benchmark 14.23% and 11.01%. The value of a $10,000 investment in each Composite Benchmark for performance comparisons as of 03/31/06 using the Lehman Brothers Government/Credit Index instead of the Lehman Brothers Aggregate Bond Index was as follows: Model A Composite Benchmark $10,974; Model B Composite Benchmark $11,453; Model C Composite Benchmark $11,886; Model D Composite Benchmark $12,307; and Model E Composite Benchmark $12,651.

(2)	The PF Portfolio Optimization Funds Class R commenced operations on 9/30/05; returns are cumulative for this time period.

A-27

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
DISCLOSURE OF FUND EXPENSES
(Unaudited)

          We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

ACTUAL EXPENSES

          The first section of the table for each fund entitled “Actual Fund Return” provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable adviser reimbursement and fee waivers. The “Ending Account Value at 03/31/06” column is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/05-03/31/06” column shows the dollar amount that would have been paid by you. All of the information illustrated in the following table is based on the 6-month period from October 1, 2005 to March 31, 2006.

          You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/05-03/31/06” column.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The second section of the table for each fund, entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund expenses, after any applicable adviser reimbursement and fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

          You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

           Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/05	Ending Account Value at 03/31/06	Annualized Expense Ratio		Expenses Paid During the Period (1) 10/01/05 - 03/31/06

PF Portfolio Optimization Model A

Actual Fund Return
Class A	$1,000.00	$1,019.90	0.03%		$0.15
Class B	1,000.00	1,017.20	0.53%		2.67
Class C	1,000.00	1,017.20	0.53%		2.67
Class R	1,000.00	1,019.00	0.03%		0.15

Hypothetical
Class A	$1,000.00	$1,024.83	0.03%		$0.15
Class B	1,000.00	1,022.34	0.53%		2.67
Class C	1,000.00	1,022.34	0.53%		2.67
Class R	1,000.00	1,024.83	0.03%		0.15

PF Portfolio Optimization Model B

Actual Fund Return
Class A	$1,000.00	$1,036.30	0.02%		$0.10
Class B	1,000.00	1,033.00	0.52%		2.64
Class C	1,000.00	1,033.90	0.52%		2.64
Class R	1,000.00	1,036.30	0.02%		0.10
Hypothetical
Class A	$1,000.00	$1,024.83	0.02%		$0.10
Class B	1,000.00	1,022.34	0.52%		2.62
Class C	1,000.00	1,022.34	0.52%		2.62
Class R	1,000.00	1,024.83	0.02%		0.10

PF Portfolio Optimization Model C

Actual Fund Return
Class A	$1,000.00	$1,061.60	0.00	%(2)	$0.00	(2)
Class B	1,000.00	1,059.50	0.50%		2.57
Class C	1,000.00	1,059.60	0.50%		2.57
Class R	1,000.00	1,061.60	0.00	%(2)	0.00	(2)

Hypothetical
Class A	$1,000.00	$1,024.93	0.00	%(2)	$0.00	(2)
Class B	1,000.00	1,022.44	0.50%		2.52
Class C	1,000.00	1,022.44	0.50%		2.52
Class R	1,000.00	1,024.93	0.00	%(2)	0.00	(2)

PF Portfolio Optimization Model D

Actual Fund Return
Class A	$1,000.00	$1,079.20	0.00%		$0.00
Class B	1,000.00	1,077.20	0.50%		2.59
Class C	1,000.00	1,077.40	0.50%		2.59
Class R	1,000.00	1,079.20	0.00%		0.00

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%		$0.00
Class B	1,000.00	1,022.44	0.50%		2.52
Class C	1,000.00	1,022.44	0.50%		2.52
Class R	1,000.00	1,024.93	0.00%		0.00

See explanation of references on page B-3

PACIFIC FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning Account Value at 10/01/05	Ending Account Value at 03/31/06	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/05 - 03/31/06

PF Portfolio Optimization Model E

Actual Fund Return
Class A	$1,000.00	$1,104.40	0.00%	$0.00
Class B	1,000.00	1,102.60	0.50%	2.62
Class C	1,000.00	1,102.50	0.50%	2.62
Class R	1,000.00	1,104.40	0.00%	0.00

Hypothetical
Class A	$1,000.00	$1,024.93	0.00%	$0.00
Class B	1,000.00	1,022.44	0.50%	2.52
Class C	1,000.00	1,022.44	0.50%	2.52
Class R	1,000.00	1,024.93	0.00%	0.00

PF Goldman Sachs Short Duration Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,006.00	1.55%	$7.75
Class B	1,000.00	1,002.20	2.05%	10.23
Class C	1,000.00	1,003.50	2.05%	10.24

Hypothetical
Class A	$1,000.00	$1,017.20	1.55%	$7.80
Class B	1,000.00	1,014.71	2.05%	10.30
Class C	1,000.00	1,014.71	2.05%	10.30

PF Janus Growth LT Fund

Actual Fund Return
Class A	$1,000.00	$1,074.70	1.70%	$8.79
Class B	1,000.00	1,071.50	2.20%	11.36
Class C	1,000.00	1,071.80	2.20%	11.36

Hypothetical
Class A	$1,000.00	$1,016.45	1.70%	$8.55
Class B	1,000.00	1,013.96	2.20%	11.05
Class C	1,000.00	1,013.96	2.20%	11.05

PF Lazard Mid-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$1,057.70	1.80%	$9.23
Class B	1,000.00	1,055.00	2.30%	11.78
Class C	1,000.00	1,054.00	2.30%	11.78

Hypothetical
Class A	$1,000.00	$1,015.96	1.80%	$9.05
Class B	1,000.00	1,013.46	2.30%	11.55
Class C	1,000.00	1,013.46	2.30%	11.55

PF Lazard International Value Fund

Actual Fund Return
Class A	$1,000.00	$1,115.60	1.80%	$9.49
Class B	1,000.00	1,113.40	2.30%	12.12
Class C	1,000.00	1,112.30	2.30%	12.11

Hypothetical
Class A	$1,000.00	$1,015.96	1.80%	$9.05
Class B	1,000.00	1,013.46	2.30%	11.55
Class C	1,000.00	1,013.46	2.30%	11.55

	Beginning Account Value at 10/01/05	Ending Account Value at 03/31/06	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/05 - 03/31/06

PF Loomis Sayles Large-Cap Growth Fund (3)

Actual Fund Return
Class A	$1,000.00	$1,033.30	1.90%	$9.63
Class B	1,000.00	1,030.10	2.40%	12.15
Class C	1,000.00	1,029.10	2.40%	12.14

Hypothetical
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04

PF MFS International Large-Cap Fund

Actual Fund Return
Class A	$1,000.00	$1,135.90	2.00%	$10.65
Class B	1,000.00	1,133.20	2.50%	13.30
Class C	1,000.00	1,132.10	2.50%	13.29

Hypothetical
Class A	$1,000.00	$1,014.96	2.00%	$10.05
Class B	1,000.00	1,012.47	2.50%	12.54
Class C	1,000.00	1,012.47	2.50%	12.54

PF NB Fasciano Small Equity Fund (4)

Actual Fund Return
Class A	$1,000.00	$1,097.90	1.95%	$10.20
Class B	1,000.00	1,095.10	2.45%	12.80
Class C	1,000.00	1,095.00	2.45%	12.80

Hypothetical
Class A	$1,000.00	$1,015.21	1.95%	$9.80
Class B	1,000.00	1,012.72	2.45%	12.29
Class C	1,000.00	1,012.72	2.45%	12.29

PF Oppenheimer Main Street® Core Fund

Actual Fund Return
Class A	$1,000.00	$1,068.50	1.60%	$8.25

Hypothetical
Class A	$1,000.00	$1,016.95	1.60%	$8.05

PF Oppenheimer Emerging Markets Fund

Actual Fund Return
Class A	$1,000.00	$1,209.40	1.95%	$10.74

Hypothetical
Class A	$1,000.00	$1,015.21	1.95%	$9.80

PF PIMCO Managed Bond Fund

Actual Fund Return
Class A	$1,000.00	$995.30	1.55%	$7.71
Class B	1,000.00	992.70	2.05%	10.18
Class C	1,000.00	993.70	2.05%	10.19

Hypothetical
Class A	$1,000.00	$1,017.20	1.55%	$7.80
Class B	1,000.00	1,014.71	2.05%	10.30
Class C	1,000.00	1,014.71	2.05%	10.30

See explanation of references on page B-3

PACIFIC FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning Account Value at 10/01/05	Ending Account Value at 03/31/06	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/05 - 03/31/06

PF PIMCO Inflation Managed Fund

Actual Fund Return
Class A	$1,000.00	$973.80	1.55%	$7.63
Class B	1,000.00	971.40	2.05%	10.08
Class C	1,000.00	971.30	2.05%	10.08

Hypothetical
Class A	$1,000.00	$1,017.20	1.55%	$7.80
Class B	1,000.00	1,014.71	2.05%	10.30
Class C	1,000.00	1,014.71	2.05%	10.30

PF Pacific Life Money Market Fund

Actual Fund Return
Class A	$1,000.00	$1,015.50	0.94%	$4.72

Hypothetical
Class A	$1,000.00	$1,020.84	0.94%	$4.73

PF Salomon Brothers Large-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$1,068.10	1.80%	$9.28
Class B	1,000.00	1,066.50	2.30%	11.85
Class C	1,000.00	1,066.30	2.30%	11.85

Hypothetical
Class A	$1,000.00	$1,015.96	1.80%	$9.05
Class B	1,000.00	1,013.46	2.30%	11.55
Class C	1,000.00	1,013.46	2.30%	11.55

PF Van Kampen Comstock Fund

Actual Fund Return
Class A	$1,000.00	$1,065.80	1.90%	$9.79
Class B	1,000.00	1,063.30	2.40%	12.35
Class C	1,000.00	1,062.60	2.40%	12.34

Hypothetical
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04

PF Van Kampen Mid-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$1,146.40	1.85%	$9.90
Class B	1,000.00	1,143.90	2.35%	12.56
Class C	1,000.00	1,143.10	2.35%	12.56

Hypothetical
Class A	$1,000.00	$1,015.71	1.85%	$9.30
Class B	1,000.00	1,013.21	2.35%	11.80
Class C	1,000.00	1,013.21	2.35%	11.80

	Beginning Account Value at 10/01/05	Ending Account Value at 03/31/06	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/05 - 03/31/06

PF Van Kampen Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$1,187.20	2.05%	$11.18
Class B	1,000.00	1,184.20	2.55%	13.89
Class C	1,000.00	1,183.80	2.55%	13.88

Hypothetical
Class A	$1,000.00	$1,014.71	2.05%	$10.30
Class B	1,000.00	1,012.22	2.55%	12.79
Class C	1,000.00	1,012.22	2.55%	12.79

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)	Amount represents less than $0.005 or 0.005%.

(3)	PF Loomis Sayles Large-Cap Growth Fund formerly named PF AIM Blue Chip Fund.

(4)	PF NB Fasciano Small Equity Fund formerly named PF AIM Aggressive Growth Fund.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
PF PORTFOLIO OPTIMIZATION MODEL A
Schedule of Investments
March 31, 2006

	Shares	Value

MUTUAL FUNDS - 99.75%

PF Goldman Sachs Short Duration Bond Fund ‘A’	663,856	$6,479,239
PF Lazard Mid-Cap Value Fund ‘A’	43,770	461,334
PF Lazard International Value Fund ‘A’	48,153	736,745
PF Loomis Sayles Large-Cap Growth Fund ‘A’ *	42,140	457,221
PF MFS International Large-Cap Fund ‘A’	48,759	753,329
PF Oppenheimer Main Street® Core Fund ‘A’	132,816	1,417,142
PF PIMCO Managed Bond Fund ‘A’	571,838	5,706,947
PF PIMCO Inflation Managed Fund ‘A’	336,261	3,362,614
PF Pacific Life Money Market Fund ‘A’	2,087,430	2,087,430
PF Salomon Brothers Large-Cap Value Fund ‘A’	55,585	704,268
PF Van Kampen Comstock Fund ‘A’	72,553	937,384

Total Mutual Funds
(Cost $22,712,884)		23,103,653

TOTAL INVESTMENTS - 99.75%
(Cost $22,712,884)		23,103,653

OTHER ASSETS & LIABILITIES, NET - 0.25%		58,854

NET ASSETS - 100.00%		$23,162,507

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	67.13%
Affiliated Equity Funds	23.61%
Affiliated Money Market Fund	9.01%

99.75%
Other Assets & Liabilities, Net	0.25%

100.00%

PACIFIC FUNDS
PF PORTFOLIO OPTIMIZATION MODEL B
Schedule of Investments
March 31, 2006

	Shares	Value

MUTUAL FUNDS - 100.19%

PF Goldman Sachs Short Duration Bond Fund ‘A’	1,058,417	$10,330,147
PF Janus Growth LT Fund ‘A’ *	152,577	1,866,014
PF Lazard Mid-Cap Value Fund ‘A’	176,338	1,858,605
PF Lazard International Value Fund ‘A’	298,802	4,571,668
PF Loomis Sayles Large-Cap Growth Fund ‘A’ *	167,466	1,817,002
PF MFS International Large-Cap Fund ‘A’	257,113	3,972,394
PF Oppenheimer Main Street Core Fund ‘A’	410,760	4,382,806
PF PIMCO Managed Bond Fund ‘A’	1,148,424	11,461,267
PF PIMCO Inflation Managed Fund ‘A’	831,172	8,311,719
PF Pacific Life Money Market Fund ‘A’	4,274,501	4,274,501
PF Salomon Brothers Large-Cap Value Fund ‘A’	148,766	1,884,864
PF Van Kampen Comstock Fund ‘A’	383,069	4,949,249
PF Van Kampen Mid-Cap Growth Fund ‘A’ *	165,661	1,933,259

Total Mutual Funds
(Cost $58,814,848)		61,613,495

TOTAL INVESTMENTS - 100.19%
(Cost $58,814,848)		61,613,495

OTHER ASSETS & LIABILITIES, NET - (0.19%)		(113,803)

NET ASSETS - 100.00%		$61,499,692

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	48.95%
Affiliated Equity Funds	44.29%
Affiliated Money Market Fund	6.95%

100.19%
Other Assets & Liabilities, Net	(0.19%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL C Schedule of Investments March 31, 2006

	Shares	Value

MUTUAL FUNDS - 99.64%

PF Goldman Sachs Short Duration Bond Fund ‘A’	1,968,711	$19,214,621
PF Janus Growth LT Fund ‘A’ *	878,932	10,749,343
PF Lazard Mid-Cap Value Fund ‘A’	610,217	6,431,692
PF Lazard International Value Fund ‘A’	1,146,506	17,541,535
PF Loomis Sayles Large-Cap Growth Fund ‘A’ *	584,415	6,340,905
PF MFS International Large-Cap Fund ‘A’	983,522	15,195,410
PF NB Fasciano Small Equity Fund ‘A’ *	391,755	4,395,494
PF Oppenheimer Main Street Core Fund ‘A’	1,415,464	15,103,001
PF Oppenheimer Emerging Markets Fund ‘A’	736,788	8,841,450
PF PIMCO Managed Bond Fund ‘A’	2,964,919	29,589,891
PF PIMCO Inflation Managed Fund ‘A’	2,502,752	25,027,523
PF Pacific Life Money Market Fund ‘A’	4,281,595	4,281,595
PF Salomon Brothers Large-Cap Value Fund ‘A’	850,657	10,777,828
PF Van Kampen Comstock Fund ‘A’	1,658,222	21,424,227
PF Van Kampen Mid-Cap Growth Fund ‘A’ *	1,127,212	13,154,569
PF Van Kampen Real Estate Fund ‘A’	520,597	6,710,494

Total Mutual Funds
(Cost $198,094,430)		214,779,578

TOTAL INVESTMENTS - 99.64%
(Cost $198,094,430)		214,779,578

OTHER ASSETS & LIABILITIES, NET - 0.36%		772,982

NET ASSETS - 100.00%		$215,552,560

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		63.40%
Affiliated Fixed Income Funds		34.25%
Affiliated Money Market Fund		1.99%

		99.64%
Other Assets & Liabilities, Net		0.36%

		100.00%

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL D Schedule of Investments March 31, 2006

	Shares	Value

MUTUAL FUNDS - 99.53%

PF Goldman Sachs Short Duration Bond Fund ‘A’	883,613	$8,624,059
PF Janus Growth LT Fund ‘A’ *	1,426,118	17,441,426
PF Lazard Mid-Cap Value Fund ‘A’	1,031,485	10,871,850
PF Lazard International Value Fund ‘A’	1,459,099	22,324,220
PF Loomis Sayles Large-Cap Growth Fund ‘A’ *	792,125	8,594,557
PF MFS International Large-Cap Fund ‘A’	1,280,726	19,787,221
PF NB Fasciano Small Equity Fund ‘A’ *	598,115	6,710,853
PF Oppenheimer Main Street Core Fund ‘A’	2,245,339	23,957,762
PF Oppenheimer Emerging Markets Fund ‘A’	890,905	10,690,860
PF PIMCO Managed Bond Fund ‘A’	1,497,999	14,950,029
PF PIMCO Inflation Managed Fund ‘A’	1,477,265	14,772,651
PF Salomon Brothers Large-Cap Value Fund ‘A’	859,647	10,891,732
PF Van Kampen Comstock Fund ‘A’	1,838,325	23,751,159
PF Van Kampen Mid-Cap Growth Fund ‘A’ *	1,336,293	15,594,542
PF Van Kampen Real Estate Fund ‘A’	696,733	8,980,882

Total Mutual Funds
(Cost $196,515,003)		217,943,803

TOTAL INVESTMENTS - 99.53%
(Cost $196,515,003)		217,943,803

OTHER ASSETS & LIABILITIES, NET - 0.47%		1,025,132

NET ASSETS - 100.00%		$218,968,935

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		82.02%
Affiliated Fixed Income Funds		17.51%

		99.53%
Other Assets & Liabilities, Net		0.47%

		100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF PORTFOLIO OPTIMIZATION MODEL E Schedule of Investments March 31, 2006

	Shares	Value

MUTUAL FUNDS - 99.92%

PF Janus Growth LT Fund ‘A’ *	945,100	$11,558,568
PF Lazard Mid-Cap Value Fund ‘A’	390,259	4,113,332
PF Lazard International Value Fund ‘A’	682,409	10,440,862
PF MFS International Large-Cap Fund ‘A’	738,586	11,411,156
PF NB Fasciano Small Equity Fund ‘A’ *	454,701	5,101,748
PF Oppenheimer Main Street Core Fund ‘A’	847,771	9,045,720
PF Oppenheimer Emerging Markets Fund ‘A’	405,857	4,870,278
PF PIMCO Managed Bond Fund ‘A’	161,546	1,612,231
PF Salomon Brothers Large-Cap Value Fund ‘A’	454,462	5,758,035
PF Van Kampen Comstock Fund ‘A’	692,914	8,952,455
PF Van Kampen Mid-Cap Growth Fund ‘A’ *	507,060	5,917,387
PF Van Kampen Real Estate Fund ‘A’	327,948	4,227,253

Total Mutual Funds
(Cost $72,613,416)		83,009,025

TOTAL INVESTMENTS - 99.92%
(Cost $72,613,416)		83,009,025

OTHER ASSETS & LIABILITIES, NET - 0.08%		70,285

NET ASSETS - 100.00%		$83,079,310

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		97.98%
Affiliated Fixed Income Fund		1.94%

		99.92%
Other Assets & Liabilities, Net		0.08%

		100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF GOLDMAN SACHS SHORT DURATION BOND FUND Schedule of Investments March 31, 2006

	Principal Amount	Value

CORPORATE NOTES - 0.67%

Financial Services - 0.67%

PNC Funding Corp
6.500% due 05/01/08	$300,000	$306,666

Total Corporate Notes
(Cost $307,255)		306,666

U.S. GOVERNMENT AGENCY ISSUES - 77.10%

Fannie Mae
2.300% due 04/28/06	500,000	499,061
2.350% due 07/28/06	1,000,000	991,711
2.375% due 03/30/07	1,000,000	973,605
2.500% due 05/12/06	400,000	398,916
2.625% due 01/19/07	1,000,000	980,814
3.250% due 07/12/06	1,000,000	995,249
3.550% due 01/12/07	1,500,000	1,482,300
6.625% due 09/15/09	1,000,000	1,046,925
Federal Farm Credit Bank
3.125% due 02/01/08	1,000,000	966,613
3.800% due 09/07/07	2,000,000	1,964,874
Federal Home Loan Bank
2.300% due 08/30/06	400,000	395,741
2.320% due 07/24/06	2,000,000	1,983,678
2.720% due 10/26/06	1,000,000	986,838
3.000% due 05/15/06	1,000,000	997,654
3.375% due 02/15/07	1,000,000	985,389
3.375% due 02/15/08	1,000,000	969,874
3.625% due 02/16/07	1,270,000	1,254,050
3.800% due 12/29/06	700,000	693,366
3.808% due 09/07/07 §	1,000,000	993,750
4.000% due 12/03/07 §	1,000,000	976,996
4.125% due 09/06/07	500,000	493,438
4.125% due 10/26/07	2,000,000	1,971,454
4.750% due 08/17/07	2,000,000	1,990,946
4.875% due 02/15/07	1,000,000	997,679
Freddie Mac
2.050% due 07/14/06	2,000,000	1,983,744
2.270% due 04/28/06	500,000	499,051
2.550% due 04/19/07	400,000	389,700
4.200% due 12/28/07	1,000,000	985,643
4.480% due 09/19/08	1,000,000	982,586
4.500% due 04/18/07	800,000	794,114
5.000% due 09/17/07	3,500,000	3,495,688

Total U.S. Government Agency Issues
(Cost $35,357,702)		35,121,447

U.S. TREASURY OBLIGATIONS - 10.82%

U.S. Treasury Inflation Protected Security - 1.08%

1.875% due 07/15/15 ^	509,620	490,271

U.S. Treasury Notes - 9.74%

3.875% due 05/15/09	1,300,000	1,264,961
4.375% due 12/31/07	1,200,000	1,190,813
4.375% due 11/15/08	1,000,000	988,907
4.500% due 02/15/09	1,000,000	991,641

		4,436,322

Total U.S. Treasury Obligations
(Cost $4,964,662)		4,926,593

	Shares

SHORT-TERM INVESTMENTS - 9.01%

Money Market Funds - 9.01%

BlackRock Liquidity Funds Institutional TempCash	2,053,109	2,053,109
BlackRock Liquidity Funds Institutional TempFund	2,053,110	2,053,110

		4,106,219

Total Short-Term Investments
(Cost $4,106,219)		4,106,219

TOTAL INVESTMENTS - 97.60%
(Cost $44,735,838)		44,460,925

OTHER ASSETS & LIABILITIES, NET - 2.40%		1,092,787

NET ASSETS - 100.00%		$45,553,712

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

U.S. Government Agency Issues		77.10%
U.S. Treasury Obligations		10.82%
Short-Term Investments		9.01%
Corporate Notes		0.67%

		97.60%
Other Assets & Liabilities, Net		2.40%

		100.00%

(b) The amount of $85,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of March 31, 2006:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)

Eurodollar (06/06)	6	$6,000,000	($5,558)
Eurodollar (09/06)	18	18,000,000	(18,449)
Eurodollar (12/06)	15	15,000,000	(17,026)
Eurodollar (03/07)	10	10,000,000	(10,896)
Eurodollar (06/07)	13	13,000,000	(12,744)
Eurodollar (09/07)	13	13,000,000	(11,507)
U.S. Treasury 2-Year Notes (06/06)	4	800,000	239
U.S. Treasury 5-Year Notes (06/06)	21	2,100,000	(8,121)
U.S. Treasury 10-Year Notes (06/06)	15	1,500,000	(19,026)

Short Futures Outstanding

U.S. Treasury 20-Year Bonds (06/06)	16	1,600,000	44,564

			($58,524)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF JANUS GROWTH LT FUND Schedule of Investments March 31, 2006

	Shares	Value

COMMON STOCKS - 93.49%

Autos & Transportation - 8.83%

Bayerische Motoren Werke AG (Germany)	9,717	$535,201
C.H. Robinson Worldwide Inc	12,410	609,207
Canadian National Railway Co (Canada)	22,874	1,035,735
FedEx Corp	4,995	564,135
Harley-Davidson Inc	3,755	194,809
Union Pacific Corp	7,080	660,918
United Parcel Service Inc ‘B’	4,770	378,643

		3,978,648

Consumer Discretionary - 14.66%

BMTC Group Inc ‘A’ (Canada)	14,476	235,513
CSK Auto Corp *	14,325	198,688
eBay Inc *	5,260	205,456
Electronic Arts Inc *	11,850	648,432
Federated Department Stores Inc	3,535	258,055
Google Inc ‘A’ *	1,130	440,700
IAC/InterActiveCorp *	13,670	402,855
Industria de Diseno Textil SA (Spain)	4,756	183,570
Lamar Advertising Co ‘A’ *	6,195	325,981
Liberty Global Inc ‘A’ *	6,626	135,634
Liberty Global Inc ‘C’ *	7,036	138,961
Liberty Media Corp ‘A’ *	52,021	427,092
Lowe’s Cos Inc	6,600	425,304
LVMH Moet Hennessy Louis Vuitton SA (France)	2,250	220,588
Marvel Entertainment Inc *	7,250	145,870
Nordstrom Inc	2,470	96,775
R.R. Donnelley & Sons Co	7,360	240,819
Staples Inc	23,367	596,326
Univision Communications Inc ‘A’ *	5,990	206,475
Yahoo! Inc *	33,210	1,071,355

		6,604,449

Consumer Staples - 4.91%

Dean Foods Co *	8,755	339,957
Sysco Corp	7,315	234,446
The Procter & Gamble Co	20,845	1,201,089
Whole Foods Market Inc	6,540	434,517

		2,210,009

Energy - 3.33%

Apache Corp	5,050	330,826
BJ Services Co	9,970	344,962
EOG Resources Inc	3,700	266,400
Halliburton Co	7,620	556,412

		1,498,600

Financial Services - 10.61%

American Express Co	7,830	411,466
Automatic Data Processing Inc	6,730	307,426
Berkshire Hathaway Inc ‘B’ *	211	635,532
Chicago Mercantile Exchange Holdings Inc	430	192,425
Fannie Mae	9,190	472,366
JPMorgan Chase & Co	31,993	1,332,189
Merrill Lynch & Co Inc	6,270	493,825
NewAlliance Bancshares Inc	22,035	317,965
Standard Chartered PLC (United Kingdom)	15,413	383,471
The Goldman Sachs Group Inc	1,475	231,516

		4,778,181

Health Care - 18.26%

Abbott Laboratories	10,085	428,310
Aetna Inc	10,360	509,090
Alcon Inc (Switzerland)	975	101,654
Amgen Inc *	4,500	327,375
Amylin Pharmaceuticals Inc *	1,260	61,677
Boston Scientific Corp *	10,065	231,998
Cardinal Health Inc	5,720	426,254
Caremark Rx Inc *	11,135	547,619
Celgene Corp *	13,630	602,719
Coventry Health Care Inc *	10,825	584,334
Idenix Pharmaceuticals Inc *	15,000	203,550
Manor Care Inc	8,720	386,732
Merck & Co Inc	19,600	690,508
Neurocrine Biosciences Inc *	3,360	216,854
Patterson Cos Inc *	6,470	227,744
Roche Holding AG (Switzerland)	10,902	1,623,195
UnitedHealth Group Inc	18,860	1,053,520

		8,223,133

Integrated Oils - 3.88%

Amerada Hess Corp	2,550	363,120
EnCana Corp (NYSE) (Canada)	8,685	405,850
Exxon Mobil Corp	13,405	815,829
Occidental Petroleum Corp	1,765	163,527

		1,748,326

Materials & Processing - 2.26%

Ball Corp	7,085	310,535
Masco Corp	4,265	138,570
Precision Castparts Corp	2,735	162,459
Syngenta AG * (Switzerland)	2,895	406,830

		1,018,394

Multi-Industry - 2.93%

General Electric Co	37,940	1,319,553

Producer Durables - 4.57%

Emerson Electric Co	2,735	228,728
Lockheed Martin Corp	5,845	439,135
NVR Inc *	60	44,337
The Boeing Co	17,275	1,346,241

		2,058,441

Technology - 16.41%

Adobe Systems Inc *	7,350	256,662
Advanced Micro Devices Inc *	15,130	501,711
Apple Computer Inc *	7,870	493,606
CA Inc	8,025	218,360
Cisco Systems Inc *	22,725	492,451
Corning Inc *	15,690	422,218
EMC Corp *	47,600	648,788
Marvell Technology Group Ltd * (Bermuda)	3,280	177,448
Microsoft Corp	44,425	1,208,804
Oracle Corp *	31,450	430,551
QUALCOMM Inc	4,340	219,647
Research In Motion Ltd * (Canada)	4,420	375,170
Samsung Electronics Co Ltd (S. Korea)	550	356,628
SanDisk Corp *	1,875	107,850
SAP AG (Germany)	2,015	437,123
Texas Instruments Inc	32,065	1,041,151

		7,388,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF JANUS GROWTH LT FUND Schedule of Investments (Continued) March 31, 2006

	Shares	Value

Utilities - 2.84%

America Movil SA de CV ‘L’ ADR (Mexico)	7,930	$271,682
Level 3 Communications Inc *	66,810	346,076
Nextel Partners Inc ‘A’ *	15,380	435,561
The AES Corp *	13,345	227,666

		1,280,985

Total Common Stocks (Cost $36,074,830)		42,106,887

Principal Amount

SHORT-TERM INVESTMENTS - 6.54%

U.S. Government Agency Issue - 6.44%

Fannie Mae 4.650% due 04/03/06	$2,900,000	2,899,251

	Shares

Money Market Funds - 0.10%

BlackRock Liquidity Funds Institutional TempCash	21,836	21,836
BlackRock Liquidity Funds Institutional TempFund	21,836	21,836

		43,672

Total Short-Term Investments (Cost $2,942,923)		2,942,923

TOTAL INVESTMENTS - 100.03% (Cost $39,017,753)		45,049,810

OTHER ASSETS & LIABILITIES, NET - (0.03%)		(12,054)

NET ASSETS - 100.00%		$45,037,756

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Health Care	18.26%
Technology	16.41%
Consumer Discretionary	14.66%
Financial Services	10.61%
Autos & Transportation	8.83%
Short-Term Investments	6.54%
Consumer Staples	4.91%
Producer Durables	4.57%
Integrated Oils	3.88%
Energy	3.33%
Multi-Industry	2.93%
Utilities	2.84%
Materials & Processing	2.26%

100.03%
Other Assets & Liabilities, Net	(0.03%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Forward foreign currency contracts outstanding as of March 31, 2006 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Sell	CHF	335,000	06/06	$9,631
Sell	EUR	25,000	05/06	(632)
Sell	EUR	95,000	06/06	1,812
Buy	KRW	49,000,000	05/06	(47)
Sell	KRW	120,000,000	05/06	(8,243)
Sell	KRW	22,000,000	08/06	(173)

				$2,348

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF LAZARD MID-CAP VALUE FUND Schedule of Investments March 31, 2006

	Shares	Value

COMMON STOCKS - 94.25%

Autos & Transportation - 4.31%

Laidlaw International Inc	14,000	$380,800
Norfolk Southern Corp	4,800	259,536
Overseas Shipholding Group Inc	2,900	138,997
Teekay Shipping Corp	3,900	144,573
YRC Worldwide Inc *	3,100	117,986

		1,041,892

Consumer Discretionary - 25.12%

ARAMARK Corp ‘B’	23,500	694,190
Belo Corp ‘A’	19,400	385,672
CDW Corp	7,000	411,950
Dollar Tree Stores Inc *	16,800	464,856
Expedia Inc *	24,100	488,507
Foot Locker Inc	11,800	281,784
GTECH Holdings Corp	400	13,620
Liz Claiborne Inc	14,300	586,014
R.H. Donnelley Corp *	8,738	508,814
Republic Services Inc	10,000	425,100
Royal Caribbean Cruises Ltd (Liberia)	9,100	382,382
Sears Holdings Corp *	2,251	297,672
Service Corp International	51,100	398,580
The Stanley Works	10,000	506,600
Westwood One Inc	20,700	228,528

		6,074,269

Consumer Staples - 4.91%

Pilgrim’s Pride Corp	14,700	318,549
The Kroger Co *	16,800	342,048
The Pepsi Bottling Group Inc	17,300	525,747

		1,186,344

Energy - 4.56%

Baker Hughes Inc	4,300	294,120
BJ Services Co	8,000	276,800
The Williams Cos Inc	24,900	532,611

		1,103,531

Financial Services - 22.58%

Ameriprise Financial Inc	8,000	360,480
AmSouth Bancorp	13,000	351,650
City National Corp	3,700	284,123
DST Systems Inc *	7,200	417,168
Health Care Property Investors Inc	9,200	261,280
Hudson City Bancorp Inc	27,000	358,830
Jefferson-Pilot Corp	8,700	486,678
Mellon Financial Corp	11,000	391,600
MGIC Investment Corp	6,600	439,758
PartnerRe Ltd (Bermuda)	7,500	465,675
Protective Life Corp	14,300	711,282
RenaissanceRe Holdings Ltd (Bermuda)	7,300	318,426
Trizec Properties Inc	10,000	257,300
Willis Group Holdings Ltd (Bermuda)	10,400	356,304

		5,460,554

Health Care - 3.86%

Laboratory Corp of America Holdings *	7,400	432,752
Sepracor Inc *	500	24,405
Triad Hospitals Inc *	11,400	477,660

		934,817

Integrated Oils - 0.50%

GlobalSantaFe Corp (Cayman)	2,000	121,500

Materials & Processing - 7.76%

Ball Corp	10,200	447,066
Cabot Corp	10,500	356,895
Celanese Corp ‘A’	15,300	320,841
Louisiana-Pacific Corp	10,900	296,480
Pactiv Corp *	9,100	223,314
Temple-Inland Inc	5,200	231,660

		1,876,256

Multi-Industry - 1.93%

Fortune Brands Inc	5,800	467,654

Producer Durables - 3.89%

Dover Corp	10,000	485,600
Hubbell Inc ‘B’	3,000	153,780
Pitney Bowes Inc	7,000	300,510

		939,890

Technology - 9.90%

Arrow Electronics Inc *	7,600	245,252
Avaya Inc *	63,700	719,810
BEA Systems Inc *	11,100	145,743
Compuware Corp *	24,300	190,269
Flextronics International Ltd * (Singapore)	22,900	237,015
Ingram Micro Inc ‘A’ *	13,500	270,000
Solectron Corp *	62,800	251,200
Vishay Intertechnology Inc *	23,500	334,640

		2,393,929

Utilities - 4.93%

Alltel Corp	7,546	488,604
Citizens Communications Co	36,800	488,336
Mirant Corp *	8,600	215,000

		1,191,940

Total Common Stocks (Cost $21,141,971)		22,792,576

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF LAZARD MID-CAP VALUE FUND Schedule of Investments (Continued) March 31, 2006

	Shares	Value

SHORT-TERM INVESTMENTS - 7.11%

Money Market Funds - 7.11%

BlackRock Liquidity Funds Institutional TempCash	632,567	$632,567
BlackRock Liquidity Funds Institutional TempFund	1,087,509	1,087,509

		1,720,076

Total Short-Term Investments (Cost $1,720,076)		1,720,076

TOTAL INVESTMENTS - 101.36% (Cost $22,862,047)		24,512,652

OTHER ASSETS & LIABILITIES, NET - (1.36%)		(329,562)

NET ASSETS - 100.00%		$24,183,090

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	25.12%
Financial Services	22.58%
Technology	9.90%
Materials & Processing	7.76%
Short-Term Investments	7.11%
Utilities	4.93%
Consumer Staples	4.91%
Energy	4.56%
Autos & Transportation	4.31%
Producer Durables	3.89%
Health Care	3.86%
Multi-Industry	1.93%
Integrated Oils	0.50%

101.36%
Other Assets & Liabilities, Net	(1.36%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF LAZARD INTERNATIONAL VALUE FUND
Schedule of Investments
March 31, 2006

	Shares	Value

COMMON STOCKS - 97.87%

Belgium - 1.89%

InBev NV	24,000	$1,125,572

Denmark - 0.94%

Danske Bank AS	15,100	560,322

Finland - 3.87%

Nokia OYJ	111,600	2,309,954

France - 10.96%

AXA	37,900	1,330,115
Sanofi-Aventis	12,352	1,175,055
Societe Generale	8,500	1,278,327
Total SA	6,700	1,767,602
Vivendi Universal SA	28,600	982,239

		6,533,338

Germany - 5.65%

Schering AG	14,200	1,476,306
Siemens AG	20,300	1,895,237

		3,371,543

Ireland - 1.95%

Allied Irish Banks PLC	48,617	1,160,662

Italy - 5.04%

ENI SPA	63,500	1,806,854
Sanpaolo IMI SPA	67,000	1,199,242

		3,006,096

Japan - 17.36%

Canon Inc	28,800	1,906,134
Hoya Corp	17,200	694,138
Kao Corp	43,000	1,132,540
Mitsubishi UFJ Financial Group Inc	105	1,605,778
Mitsui Sumitomo Insurance Co Ltd	43,000	584,902
Nissan Motor Co Ltd	97,400	1,156,884
Nomura Holdings Inc	97,100	2,165,569
Sumitomo Mitsui Financial Group Inc	100	1,104,503

		10,350,448

Netherlands - 3.96%

Heineken NV	44,450	1,687,116
TNT NV	19,400	671,681

		2,358,797

Sweden - 1.95%

Telefonaktiebolaget LM Ericsson ‘B’	306,300	1,164,085

Switzerland - 16.57%

Compagnie Financiere Richemont AG ‘A’	28,900	1,385,533
Credit Suisse Group	20,300	1,139,067
Julius Baer Holding AG	12,600	1,139,524
Nestle SA	5,500	1,632,723
Novartis AG	30,300	1,685,077
Swiss Reinsurance Co	16,500	1,153,032
UBS AG	10,569	1,160,956
Zurich Financial Services AG *	2,500	587,293

		9,883,205

United Kingdom - 27.73%

Barclays PLC	150,300	1,758,727
BP PLC	148,600	1,706,562
Cadbury Schweppes PLC	108,842	1,081,669
Diageo PLC	98,700	1,554,486
GlaxoSmithKline PLC	66,500	1,738,841
HSBC Holdings PLC	124,261	2,083,358
Imperial Tobacco Group PLC	41,200	1,221,891
Reckitt Benckiser PLC	16,400	577,278
Royal Dutch Shell PLC ‘A’	52,500	1,642,733
Tesco PLC	158,600	909,325
Unilever PLC	58,000	593,533
Vodafone Group PLC	797,384	1,669,385

		16,537,788

Total Common Stocks
(Cost $44,484,252)		58,361,810

SHORT-TERM INVESTMENTS - 3.40%

Money Market Funds - 3.40%

BlackRock Liquidity Funds Institutional TempCash	1,014,755	1,014,755
BlackRock Liquidity Funds Institutional TempFund	1,014,754	1,014,754

		2,029,509

Total Short-Term Investments
(Cost $2,029,509)		2,029,509

TOTAL INVESTMENTS - 101.27%
(Cost $46,513,761)		60,391,319

OTHER ASSETS & LIABILITIES, NET - (1.27%)		(758,995)

NET ASSETS - 100.00%		$59,632,324

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Financial Services		33.56%
Consumer Staples		17.41%
Health Care		10.19%
Technology		9.02%
Integrated Oils		8.58%
Consumer Discretionary		5.87%
Multi-Industry		4.34%
Short-Term Investments		3.40%
Autos & Transportation		3.07%
Energy		3.03%
Utilities		2.80%

		101.27%
Other Assets & Liabilities, Net		(1.27%)

		100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF LOOMIS SAYLES LARGE-CAP GROWTH FUND (Formerly PF AIM Blue Chip Fund)
Schedule of Investments
March 31, 2006

	Shares	Value

COMMON STOCKS - 98.55%

Consumer Discretionary - 19.10%

Chico’s FAS Inc *	11,350	$461,264
Coach Inc *	14,975	517,835
eBay Inc *	11,375	444,308
Getty Images Inc *	2,925	219,024
Google Inc ‘A’ *	900	351,000
Lowe’s Cos Inc	5,200	335,088
Monster Worldwide Inc *	9,050	451,233
Nordstrom Inc	7,800	305,604
Starbucks Corp *	16,500	621,060
The Home Depot Inc	10,000	423,000

		4,129,416

Consumer Staples - 3.89%

PepsiCo Inc	7,625	440,649
Whole Foods Market Inc	6,025	400,301

		840,950

Energy - 2.76%

EOG Resources Inc	2,725	196,200
National Oilwell Varco Inc *	2,950	189,154
XTO Energy Inc	4,850	211,315

		596,669

Financial Services - 21.77%

CB Richard Ellis Group Inc ‘A’ *	6,025	486,217
Chicago Mercantile Exchange Holdings Inc	775	346,812
Franklin Resources Inc	3,650	343,976
Legg Mason Inc	5,450	683,049
Lehman Brothers Holdings Inc	4,625	668,451
Moody’s Corp	8,800	628,848
Prudential Financial Inc	5,975	452,965
TD Ameritrade Holding Corp	18,425	384,530
The Goldman Sachs Group Inc	4,525	710,244

		4,705,092

Health Care - 22.12%

Aetna Inc	10,850	533,169
Amgen Inc *	5,275	383,756
Caremark Rx Inc *	10,550	518,849
DaVita Inc *	4,875	293,524
Express Scripts Inc *	4,050	355,995
Genentech Inc *	5,450	460,579
Gilead Sciences Inc *	4,950	307,989
Humana Inc *	5,950	313,268
Intuitive Surgical Inc *	1,650	194,700
St. Jude Medical Inc *	9,050	371,050
UnitedHealth Group Inc	12,650	706,629
Zimmer Holdings Inc *	5,050	341,380

		4,780,888

Producer Durables - 5.58%

Caterpillar Inc	5,675	407,522
Emerson Electric Co	5,650	472,509
Joy Global Inc	5,450	325,747

		1,205,778

Technology - 23.33%

Adobe Systems Inc *	6,550	228,726
Apple Computer Inc *	11,500	721,280
Broadcom Corp ‘A’ *	11,825	510,367
Cisco Systems Inc *	30,325	657,142
Cognizant Technology Solutions Corp ‘A’ *	3,875	230,524
Corning Inc *	21,400	575,874
Hewlett-Packard Co	11,000	361,900
Motorola Inc	13,600	311,576
Network Appliance Inc *	9,925	357,598
QUALCOMM Inc	13,875	702,214
Texas Instruments Inc	11,875	385,581

		5,042,782

Total Common Stocks
(Cost $19,889,661)		21,301,575

TOTAL INVESTMENTS - 98.55%
(Cost $19,889,661)		21,301,575

OTHER ASSETS & LIABILITIES, NET - 1.45%		312,414

NET ASSETS - 100.00%		$21,613,989

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Technology		23.33%
Health Care		22.12%
Financial Services		21.77%
Consumer Discretionary		19.10%
Producer Durables		5.58%
Consumer Staples		3.89%
Energy		2.76%

		98.55%
Other Assets & Liabilities, Net		1.45%

		100.00%

(b) Transactions in written options for the year ended March 31, 2006 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2005	138	$12,946
Call Options Written	167	18,564
Call Options Expired	(305)	(31,510)

Outstanding, March 31, 2006	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF MFS INTERNATIONAL LARGE-CAP FUND
Schedule of Investments
March 31, 2006

	Shares	Value

COMMON STOCKS - 97.17%

Australia - 1.26%

QBE Insurance Group Ltd	43,331	$678,733

Austria - 0.85%

Erste Bank der Oesterreichischen Sparkassen AG	7,810	460,548

Bermuda - 1.64%

Esprit Holdings Ltd	67,000	521,552
Li & Fung Ltd	162,000	365,375

		886,927

Brazil - 0.46%

Cia Vale do Rio Doce ADR	5,100	247,503

Canada - 0.84%

Canadian National Railway Co	10,030	454,158

Cayman Islands - 1.34%

Hutchison Telecommunications International Ltd *	425,000	725,756

France - 20.09%

AXA	41,860	1,469,092
Credit Agricole SA	27,233	1,059,710
Groupe Danone	2,260	276,892
L’Air Liquide SA	3,853	802,183
L’Air Liquide SA - Registered * +	3,153	656,445
LVMH Moet Hennessy Louis Vuitton SA	10,140	994,118
Pernod-Ricard SA	4,540	869,839
Sanofi-Aventis	12,135	1,154,412
Schneider Electric SA	16,032	1,731,078
Societe Television Francaise 1	7,310	221,467
Total SA	4,690	1,237,322
Veolia Environnement	6,970	387,110

		10,859,668

Germany - 3.40%

Bayer AG	9,800	392,627
E.ON AG	5,710	628,378
Schering AG	7,850	816,127

		1,837,132

Hong Kong - 1.73%

CNOOC Ltd	1,208,500	934,510

Hungary - 0.99%

OTP Bank Rt GDR	7,730	535,689

Indonesia - 0.62%

P.T. Bank Central Asia Tbk	728,000	335,164

Israel - 0.81%

Check Point Software Technologies Ltd *	21,850	437,437

Italy - 3.71%

Assicurazioni Generali SPA	20,990	790,578
FASTWEB SPA *	6,670	340,368
UniCredito Italiano SPA	120,760	872,941

		2,003,887

Japan - 16.42%

Asahi Glass Co Ltd	79,000	1,180,637
Bridgestone Corp	34,000	709,176
Canon Inc	15,900	1,052,345
Kaneka Corp	30,000	359,643
Kao Corp	20,000	526,763
Nintendo Co Ltd	5,500	822,430
Nitto Denko Corp	5,600	475,310
OMRON Corp	11,500	330,247
ORIX Corp	1,290	401,687
Ricoh Co Ltd	40,000	781,648
Shinsei Bank Ltd	104,000	728,088
Tokyo Gas Co Ltd	75,640	330,965
Toyota Motor Corp	21,600	1,180,017

		8,878,956

Mexico - 0.97%

Grupo Televisa SA ADR	26,440	526,156

Poland - 0.45%

Powszechna Kasa Oszczednosci Bank Polski SA	22,950	246,099

Singapore - 1.27%

Singapore Telecommunications Ltd	417,290	684,357

South Korea - 3.06%

Samsung Electronics Co Ltd	2,550	1,653,458

Spain - 2.80%

Banco Bilbao Vizcaya Argentaria SA	55,380	1,155,680
Iberdrola SA	11,140	359,642

		1,515,322

Sweden - 3.16%

Atlas Copco AB ‘A’	15,340	431,336
Sandvik AB	6,830	403,828
Svenska Handelsbanken AB ‘A’	12,200	339,128
Telefonaktiebolaget LM Ericsson ‘B’	140,340	533,359

		1,707,651

Switzerland - 11.23%

Julius Baer Holding AG	7,582	685,704
Nestle SA	5,540	1,644,598
Roche Holding AG	10,020	1,491,874
Swiss Reinsurance Co	10,560	737,940
UBS AG	13,768	1,512,352

		6,072,468

Thailand - 0.56%

Bangkok Bank PCL	101,070	301,585

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF MFS INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2006

	Shares	Value

United Kingdom - 19.13%

AstraZeneca PLC	13,400	$675,157
BG Group PLC	45,630	570,405
Diageo PLC	55,600	875,678
GlaxoSmithKline PLC	36,880	964,338
Ladbrokes PLC	221,490	1,496,944
NEXT PLC	24,680	707,507
Reckitt Benckiser PLC	52,594	1,851,303
Smith & Nephew PLC	64,150	569,534
Tesco PLC	181,760	1,042,111
William Hill PLC	97,560	1,016,162
WPP Group PLC	31,500	377,899
Yell Group PLC	20,910	197,812

		10,344,850

United States - 0.38%

Synthes Inc	1,880	206,221

Total Common Stocks
(Cost $40,900,338)		52,534,235

	Principal Amount

SHORT-TERM INVESTMENTS - 2.54%

Commercial Paper - 2.54%

Citigroup Funding Inc
4.830% due 04/03/06	$1,371,000	1,370,632

	Shares

Money Market Fund - 0.00%

BlackRock Liquidity Funds Institutional TempCash	162	162

Total Short-Term Investments
(Cost $1,370,794)		1,370,794

TOTAL INVESTMENTS - 99.71%
(Cost $42,271,132)		53,905,029

OTHER ASSETS & LIABILITIES, NET - 0.29%		156,458

NET ASSETS - 100.00%		$54,061,487

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Financial Services	22.77%
Consumer Discretionary	14.38%
Consumer Staples	12.13%
Health Care	11.60%
Technology	8.86%
Materials & Processing	6.88%
Utilities	5.68%
Integrated Oils	5.07%
Producer Durables	4.75%
Autos & Transportation	4.33%
Short-Term Investments	2.54%
Multi-Industry	0.72%

99.71%
Other Assets & Liabilities, Net	0.29%

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF NB FASCIANO SMALL EQUITY FUND (Formerly PF AIM Aggressive Growth Fund) Schedule of Investments March 31, 2006

	Shares	Value

COMMON STOCKS - 91.52%

Autos & Transportation - 10.64%

Bristow Group Inc *	7,400	$228,660
Forward Air Corp	13,900	518,331
H&E Equipment Services Inc *	5,600	163,072
Heartland Express Inc	31,700	690,743
Hub Group Inc ‘A’ *	11,400	519,612
Modine Manufacturing Co	14,600	430,700
Winnebago Industries Inc	4,200	127,428

		2,678,546

Consumer Discretionary - 23.76%

Central Garden & Pet Co *	5,700	302,898
Courier Corp	6,500	288,210
Elizabeth Arden Inc *	11,100	258,852
Emmis Communications Corp ‘A’ *	22,300	356,800
G&K Services Inc ‘A’	11,800	501,972
Guitar Center Inc *	3,400	162,180
Journal Communications Inc ‘A’	18,700	231,880
Journal Register Co	32,300	393,414
Korn/Ferry International *	13,300	271,187
LoJack Corp *	14,400	345,312
MWI Veterinary Supply Inc *	4,300	141,470
Navigant Consulting Inc *	15,200	324,520
RC2 Corp *	4,600	183,126
Ritchie Bros. Auctioneers Inc (Canada)	10,400	514,800
Rollins Inc	27,700	560,648
The Steak n Shake Co *	24,000	506,400
Universal Technical Institute Inc *	7,400	222,740
Watson Wyatt Worldwide Inc ‘A’	12,800	417,024

		5,983,433

Energy - 7.45%

Berry Petroleum Co ‘A’	4,100	280,645
CARBO Ceramics Inc	9,300	529,263
Hydril Co *	3,300	257,235
TETRA Technologies Inc *	17,200	809,088

		1,876,231

Financial Services - 12.88%

American Equity Investment Life Holding Co	16,500	236,610
Amerisafe Inc *	10,900	130,800
Assured Guaranty Ltd (Bermuda)	9,200	230,000
Boston Private Financial Holdings Inc	14,400	486,576
FactSet Research Systems Inc	4,400	195,140
Financial Federal Corp	10,800	316,440
Hilb Rogal & Hobbs Co	7,700	317,394
ITLA Capital Corp	3,000	144,660
Online Resources Corp *	800	10,400
Texas Capital Bancshares Inc *	5,400	129,600
W.P. Stewart & Co Ltd (Bermuda)	9,900	208,692
Wilshire Bancorp Inc	12,700	236,093
Wintrust Financial Corp	7,700	447,909
World Acceptance Corp *	5,600	153,440

		3,243,754

Health Care - 7.94%

Apria Healthcare Group Inc *	6,400	147,072
Computer Programs & Systems Inc	8,100	405,000
Healthspring Inc *	5,300	98,633
ICU Medical Inc *	7,700	278,663
KV Pharmaceutical Co ‘A’ *	17,500	422,100
Landauer Inc	2,900	145,638
LCA-Vision Inc	4,300	215,473
Sybron Dental Specialties Inc *	1,500	61,860
Young Innovations Inc	6,200	226,424

		2,000,863

Materials & Processing - 8.91%

AMCOL International Corp	12,200	351,360
Cabot Microelectronics Corp *	8,000	296,800
CLARCOR Inc	16,100	573,160
Drew Industries Inc *	7,300	259,515
Interline Brands Inc *	10,500	264,915
Rockwood Holdings Inc *	11,500	264,730
Spartech Corp	9,700	232,800

		2,243,280

Producer Durables - 13.64%

ACCO Brands Corp *	11,000	244,200
Actuant Corp ‘A’	6,900	422,418
Argon ST Inc *	9,600	321,888
Bucyrus International Inc ‘A’	17,550	845,735
IDEX Corp	3,200	166,944
Plantronics Inc	11,700	414,531
Regal-Beloit Corp	14,400	608,688
The Middleby Corp *	4,900	410,228

		3,434,632

Technology - 6.30%

j2 Global Communications Inc *	8,400	394,800
Kanbay International Inc *	18,600	283,836
Methode Electronics Inc	22,300	242,847
ScanSource Inc *	11,000	664,510

		1,585,993

Total Common Stocks (Cost $20,657,018)		23,046,732

TOTAL INVESTMENTS - 91.52% (Cost $20,657,018)		23,046,732

OTHER ASSETS & LIABILITIES, NET - 8.48%		2,134,604

NET ASSETS - 100.00%		$25,181,336

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.76%
Producer Durables	13.64%
Financial Services	12.88%
Autos & Transportation	10.64%
Materials & Processing	8.91%
Health Care	7.94%
Energy	7.45%
Technology	6.30%

91.52%
Other Assets & Liabilities, Net	8.48%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF NB FASCIANO SMALL EQUITY FUND (Formerly PF AIM Aggressive Growth Fund) Schedule of Investments (Continued) March 31, 2006

(b) Transactions in written options for the year ended March 31, 2006 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2005	53	$5,285
Call Options Written	129	17,499
Call Options Expired	(82)	(8,819)
Call Options Repurchased	(100)	(13,965)

Outstanding, March 31, 2006	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF OPPENHEIMER MAIN STREET® CORE FUND Schedule of Investments March 31, 2006

	Shares	Value

COMMON STOCKS - 99.37%

Autos & Transportation - 1.64%

Alaska Air Group Inc *	300	$10,635
AMR Corp *	1,200	32,460
Burlington Northern Santa Fe Corp	2,100	174,993
Continental Airlines Inc ‘B’ *	500	13,450
CSX Corp	900	53,820
FedEx Corp	100	11,294
Ford Motor Co	17,000	135,320
General Maritime Corp	200	6,668
Genuine Parts Co	100	4,383
Harley-Davidson Inc	2,800	145,264
Landstar System Inc	300	13,236
Norfolk Southern Corp	3,700	200,059
OMI Corp	300	5,406
Overseas Shipholding Group Inc	300	14,379
Southwest Airlines Co	800	14,392
The Goodyear Tire & Rubber Co *	1,300	18,824
TRW Automotive Holdings Corp *	300	6,990
United Parcel Service Inc ‘B’	300	23,814

		885,387

Consumer Discretionary - 11.14%

Administaff Inc	200	10,872
American Eagle Outfitters Inc	900	26,874
American Greetings Corp ‘A’	300	6,486
AnnTaylor Stores Corp *	300	11,037
Apollo Group Inc ‘A’ *	900	47,259
AutoNation Inc *	1,000	21,550
Avon Products Inc	3,200	99,744
Barnes & Noble Inc	500	23,125
Bed Bath & Beyond Inc *	1,100	42,240
Best Buy Co Inc	3,400	190,162
Career Education Corp *	500	18,865
CBS Corp ‘B’	4,100	98,318
CDW Corp	300	17,655
Cendant Corp	11,900	206,465
Chico’s FAS Inc *	300	12,192
Choice Hotels International Inc	200	9,156
Circuit City Stores Inc	800	19,584
Claire’s Stores Inc	400	14,524
Clear Channel Communications Inc	6,700	194,367
Coach Inc *	4,100	141,778
Costco Wholesale Corp	1,400	75,824
Dollar General Corp	700	12,369
Dollar Tree Stores Inc *	800	22,136
EarthLink Inc *	1,500	14,325
eBay Inc *	2,500	97,650
Federated Department Stores Inc	1,600	116,800
Gannett Co Inc	2,700	161,784
Google Inc ‘A’ *	400	156,000
Hasbro Inc	1,000	21,100
International Game Technology	1,900	66,918
J.C. Penney Co Inc	3,500	211,435
Jones Apparel Group Inc	300	10,611
Kimberly-Clark Corp	300	17,340
Kohl’s Corp *	1,500	79,515
Liberty Media Corp ‘A’ *	6,400	52,544
Live Nation Inc *	425	8,432
Lowe’s Cos Inc	4,000	257,760
Manpower Inc	400	22,872
McDonald’s Corp	4,500	154,620
News Corp ‘A’	9,400	156,134
Nordstrom Inc	4,400	172,392
Office Depot Inc *	2,600	96,824
Omnicom Group Inc	1,000	83,250
PHH Corp *	300	8,010
Phillips-Van Heusen Corp	100	3,821
R.H. Donnelley Corp *	100	5,823
Robert Half International Inc	400	15,444
Sabre Holdings Corp ‘A’	800	18,824
Saks Inc *	300	5,790
Six Flags Inc *	100	1,018
Staples Inc	9,100	232,232
Starbucks Corp *	1,000	37,640
Target Corp	3,500	182,035
Tech Data Corp *	200	7,382
The Children’s Place Retail Stores Inc *	200	11,580
The Corporate Executive Board Co	100	10,090
The Gap Inc	8,600	160,648
The Home Depot Inc	10,800	456,840
The McGraw-Hill Cos Inc	2,300	132,526
The Men’s Wearhouse Inc	400	14,376
The Sports Authority Inc *	300	11,070
The Talbots Inc	300	8,061
The Timberland Co ‘A’ *	600	20,538
The TJX Cos Inc	2,800	69,496
The Walt Disney Co	6,700	186,863
Tiffany & Co	100	3,754
Time Warner Inc	18,300	307,257
Too Inc *	300	10,305
United Online Inc	1,100	14,146
Viacom Inc ‘B’ *	4,200	162,960
Wal-Mart Stores Inc	6,900	325,956
Waste Management Inc	3,200	112,960
Whirlpool Corp	100	9,147
Yahoo! Inc *	2,000	64,520
Yum! Brands Inc	2,300	112,378
Zale Corp *	100	2,803

		6,007,181

Consumer Staples - 5.51%

Albertson’s Inc	700	17,969
Altria Group Inc	9,600	680,256
Brown-Forman Corp ‘B’	100	7,697
Campbell Soup Co	1,900	61,560
Colgate-Palmolive Co	900	51,390
ConAgra Foods Inc	900	19,314
Dean Foods Co *	400	15,532
Del Monte Foods Co	300	3,558
General Mills Inc	1,900	96,292
H.J. Heinz Co	1,800	68,256
Loews Corp-Carolina Group	300	14,181
PepsiCo Inc	4,000	231,160
Performance Food Group Co *	100	3,119
Pilgrim’s Pride Corp	500	10,835
Reynolds American Inc	1,900	200,450
Safeway Inc	7,700	193,424
Sara Lee Corp	4,200	75,096
SUPERVALU Inc	600	18,492
Sysco Corp	800	25,640
The Coca-Cola Co	4,800	200,976
The Kroger Co *	8,900	181,204
The Pepsi Bottling Group Inc	1,100	33,429
The Procter & Gamble Co	11,800	679,916
Walgreen Co	800	34,504
Whole Foods Market Inc	700	46,508

		2,970,758

Energy - 3.65%

Anadarko Petroleum Corp	2,600	262,626
Apache Corp	3,200	209,632
Burlington Resources Inc	2,600	238,966
Comstock Resources Inc *	300	8,907

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF OPPENHEIMER MAIN STREET CORE FUND Schedule of Investments (Continued) March 31, 2006

	Shares	Value

Devon Energy Corp	4,900	$299,733
EOG Resources Inc	2,700	194,400
Grey Wolf Inc *	1,100	8,184
Halliburton Co	400	29,208
Kerr-McGee Corp	1,800	171,864
Remington Oil & Gas Corp *	200	8,644
Sunoco Inc	2,100	162,897
Swift Energy Co *	200	7,492
Tesoro Corp	400	27,336
Universal Compression Holdings Inc *	100	5,067
Valero Energy Corp	3,300	197,274
Veritas DGC Inc *	300	13,617
Whiting Petroleum Corp *	200	8,198
XTO Energy Inc	2,600	113,282

		1,967,327

Financial Services - 22.88%

Accredited Home Lenders Holding Co *	200	10,236
ACE Ltd (Cayman)	900	46,809
Aflac Inc	2,100	94,773
American Express Co	3,200	168,160
American International Group Inc	9,400	621,246
AmeriCredit Corp *	1,100	33,803
Ameriprise Financial Inc	2,000	90,120
AmerUs Group Co	300	18,072
Aon Corp	3,900	161,889
Astoria Financial Corp	700	21,672
Automatic Data Processing Inc	100	4,568
Bank of America Corp	23,154	1,054,433
BB&T Corp	2,400	94,080
Capital One Financial Corp	2,500	201,300
CheckFree Corp *	300	15,150
Chicago Mercantile Exchange Holdings Inc	300	134,250
CIGNA Corp	1,800	235,116
CIT Group Inc	2,700	144,504
Citigroup Inc	23,300	1,100,459
Comerica Inc	600	34,782
Countrywide Financial Corp	5,000	183,500
Fair Isaac Corp	400	15,848
Fannie Mae	3,200	164,480
Fidelity National Financial Inc	700	24,871
Fidelity National Title Group Inc ‘A’	35	797
First Data Corp	7,100	332,422
Fiserv Inc *	600	25,530
Freddie Mac	2,100	128,100
Fremont General Corp	100	2,156
Genworth Financial Inc ‘A’	5,600	187,208
Global Payments Inc	300	15,903
Golden West Financial Corp	700	47,530
Janus Capital Group Inc	600	13,902
JPMorgan Chase & Co	17,200	716,208
KeyCorp	2,300	84,640
LandAmerica Financial Group Inc	100	6,785
Lehman Brothers Holdings Inc	2,500	361,325
Lincoln National Corp	200	10,918
Loews Corp	500	50,600
M&T Bank Corp	600	68,484
MBIA Inc	400	24,052
Mellon Financial Corp	2,900	103,240
Merrill Lynch & Co Inc	6,600	519,816
MetLife Inc	4,200	203,154
MGIC Investment Corp	300	19,989
Moody’s Corp	800	57,168
Morgan Stanley	7,500	471,150
National City Corp	4,200	146,580
North Fork Bancorp Inc	300	8,649
Northern Trust Corp	1,000	52,500
Principal Financial Group Inc	4,200	204,960
Prudential Financial Inc	3,100	235,011
Radian Group Inc	400	24,100
Regions Financial Corp	1,700	59,789
Safeco Corp	300	15,063
StanCorp Financial Group Inc	300	16,233
State Street Corp	2,000	120,860
SunTrust Banks Inc	1,700	123,692
T. Rowe Price Group Inc	100	7,821
TD Ameritrade Holding Corp	100	2,087
The Allstate Corp	4,600	239,706
The Bank of New York Co Inc	4,300	154,972
The Bear Stearns Cos Inc	400	55,480
The Charles Schwab Corp	9,700	166,937
The Chubb Corp	1,600	152,704
The Dun & Bradstreet Corp *	200	15,336
The Goldman Sachs Group Inc	3,000	470,880
The Hanover Insurance Group Inc	100	5,242
The Hartford Financial Services Group Inc	2,400	193,320
The PMI Group Inc	300	13,776
The PNC Financial Services Group Inc	800	53,848
The Progressive Corp	1,300	135,538
The St. Paul Travelers Cos Inc	6,300	263,277
U.S. Bancorp	11,500	350,750
UnionBanCal Corp	600	42,096
United Rentals Inc *	300	10,350
Wachovia Corp	7,300	409,165
Washington Mutual Inc	2,800	119,336
Wells Fargo & Co	5,200	332,124
Zenith National Insurance Corp	200	9,626

		12,337,006

Health Care - 12.71%

Abbott Laboratories	2,800	118,916
Abgenix Inc *	500	11,250
Aetna Inc	4,100	201,474
Alkermes Inc *	400	8,820
Allergan Inc	1,300	141,050
Alpharma Inc ‘A’	400	10,728
AmerisourceBergen Corp	700	33,789
Amgen Inc *	6,900	501,975
Andrx Corp *	300	7,122
Baxter International Inc	2,500	97,025
Becton Dickinson & Co	2,600	160,108
Biogen Idec Inc *	1,100	51,810
Boston Scientific Corp *	3,200	73,760
Bristol-Myers Squibb Co	4,500	110,745
Cardinal Health Inc	3,500	260,820
Caremark Rx Inc *	5,100	250,818
Coventry Health Care Inc *	300	16,194
Endo Pharmaceuticals Holdings Inc *	300	9,843
Express Scripts Inc *	1,800	158,220
Forest Laboratories Inc *	2,700	120,501
Genentech Inc *	1,000	84,510
Genesis HealthCare Corp *	200	8,788
Genzyme Corp *	600	40,332
Gilead Sciences Inc *	2,800	174,216
Guidant Corp	900	70,254
HCA Inc	4,400	201,476
Health Net Inc *	400	20,328
Healthways Inc *	200	10,188
Henry Schein Inc *	400	19,144
Humana Inc *	700	36,855
IMS Health Inc	500	12,885
Johnson & Johnson	13,000	769,860
Kinetic Concepts Inc *	300	12,351
King Pharmaceuticals Inc *	1,400	24,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF OPPENHEIMER MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2006

	Shares	Value

Kos Pharmaceuticals Inc *	400	$19,108
Manor Care Inc	300	13,305
McKesson Corp	4,300	224,159
Medco Health Solutions Inc *	3,000	171,660
Medicis Pharmaceutical Corp ‘A’	100	3,260
Medtronic Inc	3,300	167,475
Mentor Corp	300	13,593
Merck & Co Inc	12,200	429,806
Millipore Corp *	200	14,612
Pediatrix Medical Group Inc *	200	20,528
Pfizer Inc	31,900	794,948
Quest Diagnostics Inc	1,900	97,470
Sierra Health Services Inc *	500	20,350
Techne Corp *	200	12,028
UnitedHealth Group Inc	6,240	348,566
Watson Pharmaceuticals Inc *	600	17,244
WellCare Health Plans Inc *	200	9,088
WellPoint Inc *	4,755	368,180
Wyeth	5,700	276,564

		6,852,249

Integrated Oils - 7.60%

Amerada Hess Corp	1,100	156,640
Canadian Natural Resources Ltd (TSE) (Canada)	1,200	66,687
Chevron Corp	11,900	689,843
ConocoPhillips	9,400	593,610
Exxon Mobil Corp	29,400	1,789,284
Giant Industries Inc *	100	6,954
KCS Energy Inc *	300	7,800
Marathon Oil Corp	2,500	190,425
Murphy Oil Corp	200	9,964
Occidental Petroleum Corp	2,926	271,094
Paramount Resources Ltd ‘A’ * (Canada)	3,500	124,823
Schlumberger Ltd (Netherlands)	200	25,314
Talisman Energy Inc (Canada)	900	47,795
Transocean Inc * (Cayman)	1,500	120,450

		4,100,683

Materials & Processing - 3.27%

Agrium Inc (Canada)	500	12,630
AK Steel Holding Corp *	1,600	24,000
Archer-Daniels-Midland Co	400	13,460
Building Materials Holding Corp	300	10,692
Carpenter Technology Corp	200	18,904
Commercial Metals Co	300	16,047
E.I. du Pont de Nemours & Co	1,800	75,978
Energizer Holdings Inc *	300	15,900
FMC Corp	100	6,198
Freeport-McMoRan Copper & Gold Inc ‘B’	2,900	173,333
Lone Star Technologies Inc *	200	11,082
Louisiana-Pacific Corp	300	8,160
Lubrizol Corp	100	4,285
Masco Corp	4,100	133,209
MeadWestvaco Corp	700	19,117
Monsanto Co	1,000	84,750
NS Group Inc *	200	9,206
Nucor Corp	2,200	230,538
Phelps Dodge Corp	1,600	128,848
PPG Industries Inc	1,600	101,360
Precision Castparts Corp	700	41,580
Quanex Corp	200	13,326
Quanta Services Inc *	500	8,010
Reliance Steel & Aluminum Co	300	28,176
Rohm & Haas Co	1,900	92,853
Sealed Air Corp	300	17,361
Southern Copper Corp	400	33,792
Steel Dynamics Inc	300	17,019
Texas Industries Inc	200	12,098
The Dow Chemical Co	6,000	243,600
The Scotts Miracle-Gro Co ‘A’	300	13,728
Tronox Inc ‘B’ *	363	6,167
United States Steel Corp	100	6,068
URS Corp *	600	24,150
USG Corp *	400	37,984
Weyerhaeuser Co	900	65,187
Worthington Industries Inc	300	6,018

		1,764,814

Multi-Industry - 3.91%

3M Co	1,900	143,811
Eaton Corp	200	14,594
General Electric Co	43,200	1,502,496
Honeywell International Inc	3,600	153,972
ITT Industries Inc	300	16,866
Johnson Controls Inc	1,700	129,081
SPX Corp	400	21,368
Teleflex Inc	100	7,163
Tyco International Ltd (Bermuda)	4,500	120,960

		2,110,311

Producer Durables - 5.87%

Agilent Technologies Inc *	5,400	202,770
Alliant Techsystems Inc *	300	23,151
American Tower Corp ‘A’ *	2,100	63,672
Applied Materials Inc	11,200	196,112
BE Aerospace Inc *	300	7,536
Beazer Homes USA Inc	100	6,570
Caterpillar Inc	2,500	179,525
Crown Castle International Corp *	600	17,010
Cymer Inc *	300	13,632
Danaher Corp	1,000	63,550
Deere & Co	1,700	134,385
Emerson Electric Co	1,600	133,808
Flowserve Corp *	400	23,336
Illinois Tool Works Inc	2,000	192,620
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	3,100	129,549
KLA-Tencor Corp	2,400	116,064
Lam Research Corp *	700	30,100
Lennar Corp ‘A’	100	6,038
Lexmark International Inc ‘A’ *	600	27,228
Lockheed Martin Corp	3,800	285,494
Mettler-Toledo International Inc *	100	6,034
Northrop Grumman Corp	4,400	300,476
Novellus Systems Inc *	900	21,600
Parker-Hannifin Corp	300	24,183
Pitney Bowes Inc	700	30,051
Polycom Inc *	200	4,336
Roper Industries Inc	300	14,589
Terex Corp *	300	23,772
The Boeing Co	6,500	506,545
United Technologies Corp	3,300	191,301
Waters Corp *	300	12,945
Xerox Corp *	11,800	179,360

		3,167,342

Technology - 17.36%

Adobe Systems Inc *	900	31,428
ADTRAN Inc	600	15,708
Advanced Micro Devices Inc *	4,700	155,852
Analog Devices Inc	5,000	191,450
Apple Computer Inc *	2,400	150,528
Applera Corp-Applied Biosystems Group	900	24,426
Arrow Electronics Inc *	700	22,589
Autodesk Inc *	2,700	104,004

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF OPPENHEIMER MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2006

	Shares	Value

Avaya Inc *	1,700	$19,210
Avnet Inc *	600	15,228
BEA Systems Inc *	2,300	30,199
BMC Software Inc *	1,100	23,826
Broadcom Corp ‘A’ *	3,850	166,166
Brocade Communications Systems Inc *	2,900	19,372
CA Inc	6,000	163,260
CACI International Inc ‘A’ *	200	13,150
Cadence Design Systems Inc *	1,400	25,886
Ceridian Corp *	500	12,725
Check Point Software Technologies Ltd * (Israel)	800	16,016
Cisco Systems Inc *	30,000	650,100
Citrix Systems Inc *	600	22,740
Cognos Inc * (Canada)	200	7,780
Computer Sciences Corp *	1,000	55,550
Compuware Corp *	2,500	19,575
Corning Inc *	3,300	88,803
Dell Inc *	16,400	488,064
Digital River Inc *	300	13,083
Electronic Data Systems Corp	700	18,781
EMC Corp *	20,400	278,052
Emulex Corp *	400	6,836
Freescale Semiconductor Inc ‘B’ *	6,300	174,951
General Dynamics Corp	3,100	198,338
Genesis Microchip Inc *	200	3,408
Hewlett-Packard Co	18,000	592,200
Hyperion Solutions Corp *	600	19,560
Intel Corp	37,100	717,885
International Business Machines Corp	7,500	618,525
Internet Security Systems Inc *	400	9,592
Intersil Corp ‘A’	900	26,028
Intuit Inc *	600	31,914
Jabil Circuit Inc *	800	34,288
Juniper Networks Inc *	2,600	49,712
Komag Inc *	300	14,280
Linear Technology Corp	800	28,064
LSI Logic Corp *	2,600	30,056
Lucent Technologies Inc *	48,700	148,535
McAfee Inc *	800	19,464
Micrel Inc *	300	4,446
Microchip Technology Inc	900	32,670
Microsemi Corp *	300	8,733
Microsoft Corp	44,100	1,199,961
MicroStrategy Inc ‘A’ *	100	10,529
Motorola Inc	19,300	442,163
National Semiconductor Corp	1,200	33,408
NCR Corp *	800	33,432
Network Appliance Inc *	600	21,618
Novell Inc *	2,600	19,968
NVIDIA Corp *	800	45,808
OmniVision Technologies Inc *	500	15,100
Oracle Corp *	20,800	284,752
Palm Inc *	600	13,896
Parametric Technology Corp *	560	9,145
PerkinElmer Inc	200	4,694
QLogic Corp *	1,000	19,350
QUALCOMM Inc	7,100	359,331
Raytheon Co	5,900	270,456
Red Hat Inc *	900	25,182
Rockwell Automation Inc	2,400	172,584
Sanmina-SCI Corp *	5,100	20,910
Solectron Corp *	6,600	26,400
Symantec Corp *	9,200	154,836
Synopsys Inc *	1,700	37,995
Texas Instruments Inc	14,400	467,568
The Reynolds & Reynolds Co ‘A’	100	2,840
Websense Inc *	200	5,516
Western Digital Corp *	2,300	44,689
Zoran Corp *	200	4,376

		9,359,543

Utilities - 3.83%

American Electric Power Co Inc	400	13,608
AT&T Inc	8,391	226,893
BellSouth Corp	6,600	228,690
CenturyTel Inc	600	23,472
Constellation Energy Group Inc	1,300	71,123
Dobson Communications Corp ‘A’ *	1,000	8,020
Edison International	3,000	123,540
Exelon Corp	300	15,870
FirstEnergy Corp	700	34,230
PG&E Corp	4,400	171,160
Progress Energy Inc	200	8,796
Qwest Communications International Inc *	23,600	160,480
Sprint Nextel Corp	15,900	410,856
The AES Corp *	900	15,354
TXU Corp	3,100	138,756
Verizon Communications Inc	12,200	415,532

		2,066,380

Total Common Stocks (Cost $50,580,153)		53,588,981

TOTAL INVESTMENTS - 99.37% (Cost $50,580,153)		53,588,981

OTHER ASSETS & LIABILITIES, NET - 0.63%		340,734

NET ASSETS - 100.00%		$53,929,715

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Financial Services	22.88%
Technology	17.36%
Health Care	12.71%
Consumer Discretionary	11.14%
Integrated Oils	7.60%
Producer Durables	5.87%
Consumer Staples	5.51%
Multi-Industry	3.91%
Utilities	3.83%
Energy	3.65%
Materials & Processing	3.27%
Autos & Transportation	1.64%

99.37%
Other Assets & Liabilities, Net	0.63%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF OPPENHEIMER EMERGING MARKETS FUND
Schedule of Investments
March 31, 2006

	Shares	Value

PREFERRED STOCKS - 6.72%

Brazil - 6.17%

America Latina Logistica SA	4,500	$280,689
Banco Bradesco SA	9,600	344,695
Cia de Bebidas das Americas ADR	3,100	133,176
Cia Energetica de Minas Gerais	159,000	7,248
Cia Vale do Rio Doce ADR	4,800	207,504
Electropaulo Metropolitana Electricidade de Sao Paulo SA *	4,374,800	209,238
Embraer-Empresa Brasileira de Aeronautica SA	15,500	143,253
Lojas Americanas SA	6,887,000	294,321
Petroleo Brasileiro SA ADR ‘A’	1,000	79,850
Sadia SA	133,000	358,928
Vivo Participacoes SA ADR	1,900	8,132

		2,067,034

South Korea - 0.55%

Hyundai Motor Co	1,190	63,688
LG Electronics Inc	1,450	73,873
S-Oil Corp	770	45,173

		182,734

Total Preferred Stocks (Cost $1,927,512)		2,249,768

COMMON STOCKS - 88.85%

Bermuda - 1.03%

Dairy Farm International Holdings Ltd	9,500	33,250
Guoco Group Ltd	8,000	102,434
Midland Holdings Ltd	244,000	136,793
Varitronix International Ltd	107,000	72,399

		344,876

Brazil - 6.83%

America Latina Logistica SA GDR ~	500	31,093
Banco Nossa Caixa SA	6,000	132,809
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	10,300	434,145
Cyrela Brazil Realty SA Empreendimentos e Participacoes GDR ~	1,700	302,078
Diagnosticos da America SA *	13,000	334,612
Diagnosticos da America SA ADR * ~	600	46,190
Embraer-Empresa Brasileira de Aeronautica SA	10,000	90,804
Gafisa SA *	3,000	32,024
Gafisa SA GDR * ~	1,300	27,670
Light SA *	4,441,000	30,578
Natura Cosmeticos SA	10,500	124,991
Petroleo Brasileiro SA ADR	5,200	450,684
Rossi Residencial SA	2,000	23,937
Tele Norte Leste Participacoes SA	10,300	224,943

		2,286,558

Cayman Islands - 0.22%

Hutchison Telecommunications International Ltd *	43,000	73,429

China - 0.36%

Sinotrans Ltd	301,000	121,228

Egypt - 3.40%

Commercial International Bank GDR	9,800	119,854
Commercial International Bank GDR ~	6,400	78,002
Eastern Tobacco Co	3,367	207,117
Medinet Nasr Housing & Development	5,815	86,312
Orascom Telecom Holding SAE	6,324	347,377
Vodafone Egypt Telecommunications SAE	19,581	298,813

		1,137,475

Greece - 0.26%

Folli-Follie SA	800	22,899
INTRALOT SA-Integrated Lottery Systems & Services	2,400	62,823

		85,722

Hong Kong - 2.15%

Hang Lung Group Ltd	53,000	120,902
Henderson Land Development Co Ltd	52,000	288,176
Shaw Brothers Ltd	27,000	34,102
Television Broadcasts Ltd	17,000	96,402
The Hongkong & Shanghai Hotels Ltd	32,000	36,499
The Link REIT *	66,000	142,902

		718,983

Hungary - 1.35%

Danubius Hotel & Spa Rt *	700	18,960
Magyar Telekom Telecommunications PLC	40,959	183,329
OTP Bank Rt	7,200	249,715

		452,004

India - 16.04%

Amtek Auto Ltd	31,600	224,644
Asian Paints Ltd	200	2,895
Bajaj Auto Ltd	1,800	111,084
Bharat Electronics Ltd	2,300	68,439
Bharat Heavy Electricals Ltd	3,593	181,018
Bharat Petroleum Corp Ltd *	19,400	185,412
Bharti Tele-Ventures Ltd *	27,600	255,998
Cipla Ltd	7,200	107,150
Divi’s Laboratories Ltd	2,657	112,018
GAIL India Ltd	33,810	241,988
Gateway Distriparks Ltd GDR ~	12,000	68,273
HCL Technologies Ltd	17,500	257,270
Hindustan Petroleum Corp Ltd	20,700	148,784
Housing Development Finance Corp	12,700	381,514
ICICI Bank Ltd ADR	7,700	213,136
Infosys Technologies Ltd	6,400	428,786
ITC Ltd	42,100	184,625
Larsen & Toubro Ltd	6,400	349,871
Mahindra & Mahindra Ltd	12,910	181,915
National Thermal Power Corp Ltd	17,100	51,531
Oil & Natural Gas Corp Ltd	4,020	118,463
Patni Computer Systems Ltd	2,200	22,648
Ranbaxy Laboratories Ltd	12,692	123,312
Reliance Capital Ventures Ltd *	20,000	11,168
Reliance Communication Ventures Ltd *	20,000	138,742
Reliance Energy Ventures Ltd *	20,000	19,506
Reliance Industries Ltd	16,300	291,330
Reliance Natural Resources Ltd *	20,000	15,011
Rico Auto Industries Ltd	29,500	59,663
Sun Pharmaceutical Industries Ltd	5,600	108,168
Tata Consultancy Services Ltd	9,011	387,878
Trent Ltd	673	13,836
United Breweries Holdings Ltd *	4,700	76,774
United Breweries Ltd	2,409	80,945
Zee Telefilms Ltd	27,100	145,548

		5,369,343

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF OPPENHEIMER EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2006

	Shares	Value

Indonesia - 4.98%

P.T. Aneka Tambang Tbk	480,400	$230,983
P.T. Astra International Tbk	244,500	303,555
P.T. Bank Mandiri Persero Tbk	734,000	136,828
P.T. Gudang Garam Tbk	178,500	206,775
P.T. Indosat Tbk	611,000	345,692
P.T. Telekomunikasi Indonesia Tbk	585,500	442,236

		1,666,069

Israel - 1.89%

Bank Hapoalim BM	57,575	266,394
Bank Leumi Le-Israel BM	85,000	307,927
Israel Discount Bank Ltd ‘A’ *	30,300	57,383

		631,704

Lebanon - 0.31%

Solidere GDR * ~	4,700	102,413

Mexico - 6.95%

America Movil SA de CV ‘L’ ADR	11,300	387,138
Cemex SA de CV ADR	5,100	332,928
Consorcio ARA SA de CV	27,000	120,339
Corporacion GEO SA de CV ‘B’ *	66,300	252,850
Corporacion Interamericana de Entretenimiento SA de CV ‘B’ *	41,600	83,722
Empresas ICA SA de CV *	69,917	213,957
Fomento Economico Mexicano SA de CV ADR	1,800	164,988
Grupo Aeroportuario del Pacifico SA de CV ADR *	1,300	41,535
Grupo Financiero Banorte SA de CV ‘O’	39,000	92,825
Grupo Financiero Inbursa SA de CV ‘O’	85,200	128,406
Grupo Televisa SA ADR	8,200	163,180
Impulsora del Desarrollo y el Empleo en America Latina SA de CV *	130,800	147,848
SARE Holding SA de CV ‘B’ *	171,748	195,079

		2,324,795

Norway - 0.57%

Det Norske Oljeselskap ASA	26,042	191,929

Panama - 0.75%

Banco Latinoamericano de Exportaciones SA ‘E’	14,700	250,047

Peru - 0.02%

Cia de Minas Buenaventura SA ADR	300	7,407

Philippines - 1.03%

Jollibee Foods Corp	143,900	101,259
SM Prime Holdings Inc	1,578,281	243,714

		344,973

Portugal - 0.27%

Jeronimo Martins Sociedade Gestora de
Participacoes Sociais SA	5,300	91,654

Singapore - 0.34%

PEARL Energy Ltd *	12,000	14,704
Singapore Press Holdings Ltd	36,000	100,257

		114,961

South Africa - 5.37%

Anglo Platinum Ltd	4,300	390,128
Harmony Gold Mining Co Ltd ADR *	3,700	58,756
Impala Platinum Holdings Ltd	1,400	264,537
JD Group Ltd	5,300	80,289
Liberty Group Ltd	8,600	124,142
Massmart Holdings Ltd	12,800	121,242
Murray & Roberts Holdings Ltd	25,460	114,385
Standard Bank Group Ltd	25,400	349,351
Steinhoff International Holdings Ltd	58,700	211,360
Tiger Brands Ltd	3,014	84,997

		1,799,187

South Korea - 17.15%

Able C&C Co Ltd	2,174	31,102
AmorePacific Corp	430	168,176
Daegu Bank	5,620	104,985
FINETEC Corp	8,108	91,795
GS Engineering & Construction Corp	1,070	63,654
GS Home Shopping Inc	885	83,800
Hana Financial Holdings	5,373	254,392
Humax Co Ltd	10,901	278,247
Hynix Semiconductor Inc *	112	3,331
Hyundai Development Co	1,830	83,721
Hyundai Engineering & Construction Co Ltd *	4,709	240,151
Hyundai Heavy Industries Co Ltd	4,940	431,157
Hyundai Mobis	1,870	165,521
Hyundai Motor Co	5,317	447,096
Industrial Bank of Korea	6,750	125,051
Jeonbuk Bank	10,305	98,746
Joongang Construction Co Ltd	1,130	29,425
Kia Motors Corp	19,730	405,119
Kolon Engineering & Construction Co Ltd	1,360	18,757
Kookmin Bank ADR	2,300	196,696
Korea Investment Holdings Co Ltd *	2,680	95,990
KT&G Corp	63	3,553
Kyeryong Construction Industrial Co Ltd	2,030	68,426
LG Corp	2,330	80,936
LG Electronics Inc	2,120	171,939
LG International Corp	450	11,069
Mirae Asset Securities Co Ltd *	1,761	108,386
Mobilians Co Ltd *	1,580	18,213
Mtekvision Co Ltd	2,988	83,649
NHN Corp *	277	85,529
Samsung Electronics Co Ltd	70	45,389
Shinhan Financial Group Co Ltd	4,280	191,622
SK Corp	2,050	137,567
SK Telecom Co Ltd	521	103,224
SK Telecom Co Ltd ADR	11,400	268,926
S-Oil Corp	2,790	214,218
SsangYong Motor Co *	42,608	275,838
Telechips Inc	2,325	64,131
Woori Finance Holdings Co Ltd	15,630	310,477
Yedang Entertainment Co Ltd *	8,787	81,395

		5,741,399

Taiwan - 10.67%

AU Optronics Corp	108,000	162,374
Cathay Financial Holding Co Ltd	105,000	187,624
China Motor Corp	60,000	61,001
Continental Engineering Corp	88,000	37,143
Fubon Financial Holding Co Ltd	302,000	255,865
Fubon Financial Holding Co Ltd GDR	5,700	48,299
High Tech Computer Corp	6,000	164,148
Hon Hai Precision Industry Co Ltd	49,000	303,434
Inventec Appliances Corp	41,000	191,367
Inventec Co Ltd	238,000	132,717

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF OPPENHEIMER EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2006

	Shares	Value

Lite-On Technology Corp	193,000	$267,572
Merry Electronics Co Ltd	30,000	96,123
MiTAC International Corp	94,000	120,474
Motech Industries Inc	10,000	251,090
Powerchip Semiconductor Corp	191,000	111,804
President Chain Store Corp	42,000	88,766
Quanta Computer Inc	182,000	298,862
Shin Kong Financial Holding Co Ltd	41,000	33,726
Sunplus Technology Co Ltd	171,000	235,491
Synnex Technology International Corp	94,000	104,401
Taiwan Fertilizer Co Ltd	8,000	9,612
Uni-President Enterprises Corp	61,000	37,211
United Microelectronics Corp	592,000	373,893

		3,572,997

Thailand - 1.42%

Advanced Info Service PCL	54,000	127,100
Kiatnakin Finance PCL	82,700	72,329
TISCO Bank PCL *	114,200	80,785
TMB Bank PCL *	1,790,400	194,353

		474,567

Turkey - 3.76%

Aksigorta AS	46,000	224,098
Ford Otomotiv Sanayi AS	7,308	65,226
Haci Omer Sabanci Holding AS	49,800	351,878
Haci Omer Sabanci Holding AS ADR	47,800	84,372
Koc Holding AS	44,949	239,037
Petkim Petrokimya Holding AS *	12,921	60,064
Turkiye Is Bankasi ‘C’	500	4,165
Turkiye Vakiflar Bankasi TAO ‘D’ *	41,900	229,055

		1,257,895

United Kingdom - 1.73%

Highland Gold Mining Ltd	14,945	69,587
HSBC Holdings PLC ADR	14	1,174
HSBC Holdings PLC (HSI)	13,321	223,012
Old Mutual PLC	60,930	213,044
Standard Chartered PLC	2,950	73,395

		580,212

Total Common Stocks
(Cost $25,460,245)		29,741,827

SHORT-TERM INVESTMENT - 3.83%

Money Market Fund - 3.83%

BlackRock Liquidity Funds Institutional TempFund	1,283,621	1,283,621

Total Short-Term Investment
(Cost $1,283,621)		1,283,621

TOTAL INVESTMENTS - 99.40%
(Cost $28,671,378)		33,275,216

OTHER ASSETS & LIABILITIES, NET - 0.60%		200,549

NET ASSETS - 100.00%		$33,475,765

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:
Financial Services		24.86%
Technology		13.03%
Utilities		11.23%
Consumer Discretionary		8.71%
Autos & Transportation		8.69%
Producer Durables		7.10%
Materials & Processing		5.16%
Multi-Industry		4.98%
Integrated Oils		4.74%
Consumer Staples		4.53%
Short-Term Investment		3.83%
Health Care		2.48%
Energy		0.06%

		99.40%
Other Assets & Liabilities, Net		0.60%

		100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38
C-21

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments
March 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS & NOTES - 2.26%

Autos & Transportation - 0.14%

DaimlerChrysler NA Holding Corp
5.100% due 03/07/07 §	$100,000	$100,063

Energy - 0.14%

The Williams Cos Inc
6.375% due 10/01/10 ~	100,000	99,500

Financial Services - 1.01%

Bank of America Corp
4.875% due 01/15/13	100,000	96,687
CIT Group Inc
7.750% due 04/02/12	100,000	110,357
Citigroup Inc
5.625% due 08/27/12	50,000	50,338
Ford Motor Credit Co
5.700% due 11/16/06 §	100,000	99,719
5.800% due 01/12/09	100,000	91,382
7.250% due 10/25/11	200,000	182,448
Morgan Stanley
5.300% due 03/01/13	100,000	97,939

		728,870

Integrated Oils - 0.56%

Enterprise Products Operating LP
4.625% due 10/15/09	100,000	96,715
Occidental Petroleum Corp
8.450% due 02/15/29	100,000	130,931
Pemex Project Funding Master Trust
7.375% due 12/15/14	50,000	53,500
9.250% due 03/30/18	100,000	123,250

		404,396

Utilities - 0.41%

Entergy Gulf States Inc
3.600% due 06/01/08	100,000	95,688
Qwest Communications International Inc
7.500% due 02/15/14	100,000	103,500
SBC Communications Inc
4.125% due 09/15/09	100,000	95,703

		294,891

Total Corporate Bonds & Notes
(Cost $1,619,708)		1,627,720

MORTGAGE-BACKED SECURITIES - 61.21%

Collateralized Mortgage Obligations - 14.78%

Adjustable Rate Mortgage Trust
4.616% due 05/25/35 “ §	221,947	217,689
Banc of America Funding Corp
4.115% due 05/25/35 “ §	353,148	342,631
Banc of America Large Loan
4.949% due 11/15/15 ~ “ §	8,439	8,445
Banc of America Mortgage Securities
3.994% due 07/25/33 “ §	229,597	218,756
5.000% due 05/25/34 “	141,396	135,881
Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/35 “ §	273,598	269,660
Bear Stearns Alt-A Trust
5.415% due 05/25/35 “ §	153,357	152,562
Citigroup Mortgage Loan Trust Inc
4.700% due 12/25/35 “ §	293,898	289,998
Countrywide Home Loan Mortgage
Pass-Through Trust
5.138% due 03/25/35 “ §	139,829	140,140
5.158% due 06/25/35 ~ “ §	420,828	422,444
Credit-Based Asset Servicing & Securitization LLC
5.138% due 06/25/32 “ §	42,936	42,974
CS First Boston Mortgage Securities Corp
4.879% due 03/25/32 ~ “ §	52,796	53,089
5.148% due 03/25/32 ~ “ §	48,106	48,106
Fannie Mae
4.000% due 08/25/09 “	145,060	144,339
5.000% due 04/25/14 “	2,524	2,517
5.875% due 11/25/23 “ §	847,165	874,310
Fannie Mae Grantor Trust
4.285% due 11/28/35 “ §	115,991	116,041
Fannie Mae Whole Loan
4.880% due 05/25/34 “ §	1,962	1,956
Freddie Mac
2.750% due 02/15/12 “	143,784	142,870
3.500% due 03/15/10 “	123,078	122,664
4.000% due 06/15/22 - 10/15/23 “ ±	2,536,222	2,489,745
5.000% due 09/15/16 - 05/15/19 “ ±	525,462	524,190
6.250% due 04/15/23 “	84,768	85,018
Freddie Mac Structured Pass-Through Securities
4.818% due 10/25/44 “ §	214,310	215,654
5.018% due 07/25/44 “ §	1,193,249	1,199,398
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 “	135,264	133,468
Harborview Mortgage Loan Trust
4.996% due 05/19/35 “ §	164,999	165,285
Mellon Residential Funding Corp
4.989% due 06/15/30 “ §	38,079	38,029
MLCC Mortgage Investors Inc
5.129% due 03/15/25 “ §	71,636	71,957
Residential Asset Securitization Trust
5.218% due 05/25/33 “ §	89,078	89,687
SAMI
0.000% due 03/25/36 # “ §	400,000	400,000
Small Business Administration
4.754% due 08/10/14 “	181,567	173,282
Structured Asset Securities Corp
5.000% due 12/25/34 “	336,648	332,275
Washington Mutual Inc
4.597% due 02/27/34 “ §	22,502	22,094
5.018% due 08/25/42 “ §	36,352	36,005
5.088% due 12/25/27 “ §	200,619	200,601
5.128% due 01/25/45 “ §	133,893	134,528
5.129% due 10/25/32 “ §	30,323	30,155
5.138% due 01/25/45 “ §	138,971	139,166
Wells Fargo Mortgage-Backed Securities Trust
3.989% due 12/25/34 “ §	416,769	405,222

		10,632,831

Fannie Mae - 45.27%

3.854% due 10/01/33 “ §	1,386,453	1,356,889
4.194% due 11/01/34 “ §	703,133	693,704
4.717% due 06/01/35 “ §	1,268,872	1,278,655
4.951% due 10/01/44 “ §	296,707	296,988
5.000% due 04/18/21 # “	2,000,000	1,950,000
5.000% due 08/01/35 - 11/01/35 “ ±	572,911	545,733
5.500% due 12/01/14 - 03/01/36 “ ±	19,661,355	19,211,399
5.500% due 05/15/35 - 04/15/36 # “ ±	6,900,000	6,731,529
5.529% due 12/01/36 “ §	53,374	53,379
6.000% due 09/01/22 - 01/01/23 “ ±	275,021	276,824
6.500% due 03/01/17 “	175,486	179,746

		32,574,846

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38
C-22

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments (Continued) March 31, 2006

	Principal
	Amount	Value

Freddie Mac - 1.16%

5.500% due 08/01/07 - 03/01/23 “ ±	$140,138	$138,929
5.714% due 04/01/32 “ §	238,152	243,595
5.927% due 11/01/31 “ §	37,940	37,807
6.000% due 12/01/22 - 03/01/23 “ ±	411,317	414,042

		834,373

Total Mortgage-Backed Securities
(Cost $44,763,681)		44,042,050

ASSET-BACKED SECURITIES - 0.84%

AAA Trust
4.918% due 11/26/35 ~ “ §	103,952	104,142
Carrington Mortgage Loan Trust
4.898% due 06/25/35 “ §	138,301	138,392
Countrywide Asset-Backed Certificates
4.898% due 12/25/35 “ §	152,303	152,372
DaimlerChrysler Auto Trust
3.750% due 12/08/07 “	53,934	53,821
Morgan Stanley Dean Witter Capital I Inc Trust
5.148% due 07/25/32 “ §	974	986
New Century Home Equity Loan Trust
4.908% due 07/25/35 “ §	155,055	155,140

Total Asset-Backed Securities
(Cost $604,518)		604,853

U.S. GOVERNMENT AGENCY ISSUE - 1.25%

Fannie Mae
4.810% due 09/22/06 §	900,000	899,961

Total U.S. Government Agency Issue
(Cost $899,714)		899,961

U.S. TREASURY OBLIGATIONS - 15.29%

U.S. Treasury Bonds - 6.05%

6.000% due 02/15/26	1,200,000	1,339,313
6.125% due 11/15/27	300,000	341,625
6.250% due 08/15/23	500,000	567,227
7.250% due 08/15/22	100,000	124,039
8.750% due 05/15/17	1,100,000	1,452,087
8.875% due 08/15/17	400,000	534,219

		4,358,510

U.S. Treasury Inflation
Protected Securities - 3.25%

1.875% due 07/15/13 ^	107,942	104,852
1.875% due 07/15/15 ^	101,924	98,054
2.000% due 07/15/14 ^	105,175	102,607
2.000% due 01/15/16 ^	399,544	387,698
3.375% due 01/15/07 ^	1,626,703	1,644,623

		2,337,834

U.S. Treasury Notes - 5.99%

3.875% due 09/15/10	900,000	866,004
4.125% due 05/15/15	100,000	94,527
4.250% due 11/15/13	300,000	288,235
4.250% due 08/15/14	200,000	191,492
4.250% due 11/15/14	3,000,000	2,868,282

		4,308,540

Total U.S. Treasury Obligations
(Cost $11,297,315)		11,004,884

FOREIGN GOVERNMENT BONDS,
NOTES, & RIGHTS - 1.07%

Hong Kong Government International Bond
(Hong Kong)
5.125% due 08/01/14 ~	100,000	97,828
Republic of Brazil (Brazil)
5.188% due 04/15/06 §	8,000	7,930
5.250% due 04/15/09 §	6,589	6,591
5.250% due 04/15/12 §	160,591	160,912
8.000% due 01/15/18	94,000	102,084
Republic of Panama (Panama)
9.625% due 02/08/11	48,000	55,560
Republic of Peru (Peru)
9.125% due 02/21/12	232,000	263,320
Republic of South Africa (South Africa)
9.125% due 05/19/09	25,000	27,500
Russian Federation Government Bond (Russia)
8.250% due 03/31/10	35,556	37,696

	Notional
	Amount

United Mexican States Value Recovery
Rights (Mexico)
0.000% due 06/30/06 §	250,000	3,500
0.000% due 06/30/07 §	250,000	6,437

Total Foreign Government Bonds, Notes, & Rights
(Cost $717,803)		769,358

	Principal
	Amount

MUNICIPAL BONDS - 1.62%

Austin Texas Water & Wastewater System
Revenue ‘1114’
6.570% due 11/15/29 ~ §	100,000	107,788
City of Chicago IL ‘1110’
6.570% due 01/01/34 ~ §	100,000	105,392
Energy Northwest Washington Electric Revenue ‘A’
5.500% due 07/01/12	100,000	108,663
Florida State Board of Education ‘A’
5.000% due 06/01/32	100,000	103,209
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	50,000	54,533
6.750% due 06/01/39	100,000	112,586
New York City Municipal Water Finance Authority
‘1083’
6.580% due 06/15/34 ~ §	50,000	52,728
New York City Municipal Water Finance Authority
‘1307’
6.620% due 06/15/38 ~ §	50,000	53,268
San Antonio Texas Refunding ‘A’
5.000% due 02/01/10	100,000	104,407
State of Texas ‘1306’
5.580% due 04/01/35 ~ §	50,000	50,363

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2006

	Principal Amount	Value

Tobacco Settlement Financing Corp NJ
6.000% due 06/01/37	$200,000	$209,822
Tobacco Settlement Financing Corp VA
5.625% due 06/01/37	100,000	102,544

Total Municipal Bonds
(Cost $1,122,690)		1,165,303

	Notional Amount

PURCHASED CALL OPTIONS - 0.02%

2-Year Interest Rate Swap
Strike @ $4.25 Exp 10/12/06
(Pay 3-Month LIBOR, Receive 4.250%)
Broker: JPMorgan Chase & Co	5,300,000	339
2-Year Interest Rate Swap
Strike @ $4.25 Exp 10/19/06
(Pay 3-Month LIBOR, Receive 4.250%)
Broker: Barclays PLC	2,300,000	170
2-Year Interest Rate Swap
Strike @ $4.73 Exp 02/01/07
(Pay 3-Month LIBOR, Receive 4.730%)
Broker: Wachovia Corp	2,600,000	4,160
2-Year Interest Rate Swap
Strike @ $4.75 Exp 08/08/06
(Pay 3-Month LIBOR, Receive 4.750%)
Broker: Merrill Lynch & Co Inc	3,300,000	1,126
30-Year Interest Rate Swap
Strike @ $5.75 Exp 04/27/09
(Pay 3-Month LIBOR, Receive 5.750%)
Broker: Lehman Brothers Holdings Inc	100,000	8,706

Total Purchased Call Options
(Cost $50,851)		14,501

PURCHASED PUT OPTIONS - 0.02%

30-Year Interest Rate Swap
Strike @ $6.25 Exp. 04/27/09
(Receive 3-Month LIBOR, Pay 6.250%)
Broker: Lehman Brothers Holdings Inc	100,000	3,772
Japanese Yen Currency Swap OTC
Strike @ $115.00 Exp. 05/26/06
Broker: JPMorgan Chase & Co	600,000	4,696
Japanese Yen Currency Swap OTC
Strike @ $115.00 Exp. 05/26/06
Broker: Morgan Stanley	200,000	1,565

	Number of Contracts

Eurodollar (12/06) Futures CME
Strike @ $91.75 Exp 12/18/06
Broker: Merrill Lynch & Co Inc	13	81

Total Purchased Put Options
(Cost $17,852)		10,114

	Principal Amount

SHORT-TERM INVESTMENTS - 30.13%

Commercial Paper - 17.64%

Bank of Ireland (Ireland)
4.770% due 06/08/06	$1,300,000	1,288,393
CBA Finance DE
4.810% due 06/19/06	1,900,000	1,880,257
Danske Corp
4.740% due 06/08/06	500,000	495,563
Dexia LLC DE
4.840% due 06/27/06	1,900,000	1,878,144
ForeningsSparbanken AB (Sweden)
4.700% due 05/26/06	1,400,000	1,389,626
4.760% due 06/02/06	500,000	495,950
HBOS Treasury Services PLC (United Kingdom)
4.635% due 05/15/06	300,000	298,273
Nordea North America Inc
4.500% due 04/20/06	1,800,000	1,795,612
Skandinaviska Enskilda Banken AB (Sweden)
4.830% due 06/22/06	1,900,000	1,879,341
UBS Finance LLC DE
4.440% due 04/28/06	1,300,000	1,295,496

		12,696,655

Foreign Government Issues - 9.34%

Belgium Treasury Bills (Belgium)
2.535% due 06/15/06	EUR 2,250,000	2,712,480
French Treasury Bills (France)
2.482% due 05/24/06	1,640,000	1,980,290
2.649% due 07/20/06	800,000	961,827
German Treasury Bills (Germany)
2.661% due 08/16/06	890,000	1,067,713

		6,722,310

U.S. Government Agency Issue - 0.69%

Fannie Mae
4.765% due 06/28/06	$500,000	494,356

U.S. Treasury Bills - 0.72%

4.500% due 06/15/06‡	60,000	59,457
4.510% due 06/01/06‡	460,000	456,642

		516,099

	Shares

Money Market Funds - 1.74%

BlackRock Liquidity Funds Institutional TempCash	625,431	625,431
BlackRock Liquidity Funds Institutional TempFund	625,430	625,430

		1,250,861

Total Short-Term Investments
(Cost $21,633,821)		21,680,281

TOTAL INVESTMENTS - 113.71%
(Cost $82,727,953)		81,819,025

OTHER ASSETS & LIABILITIES, NET - (13.71%)		(9,862,399)

NET ASSETS - 100.00%		$71,956,626

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2006

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	61.21%
Short-Term Investments	30.13%
U.S. Treasury Obligations	15.29%
Corporate Bonds & Notes	2.26%
Municipal Bonds	1.62%
U.S. Government Agency Issue	1.25%
Foreign Government Bonds, Notes, & Rights	1.07%
Asset-Backed Securities	0.84%
Purchased Options	0.04%

113.71%
Other Assets & Liabilities, Net	(13.71%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with an aggregate market value of $516,099 were segregated with the broker to cover margin requirements for the following open futures contracts as of March 31, 2006:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)

Euro-Bund 10-Year Notes (06/06)	23	EUR 2,300,000	($39,894)
Eurodollar (06/06)	94	$94,000,000	(88,225)
Eurodollar (12/06)	12	12,000,000	(14,700)
U.S. Treasury 5-Year Notes (06/06)	62	6,200,000	(38,055)
U.S. Treasury 10-Year Notes (06/06)	17	1,700,000	(26,375)

Short Futures Outstanding

Euro-Bobl 5-Year Notes (06/06)	6	EUR 600,000	(1,163)
U.S. Treasury 20-Year Bonds (06/06)	26	$2,600,000	83,445

			($124,967)

(d) Investments sold short outstanding as of March 31, 2006.

Type	Principal Amount	Value

Fannie Mae
5.000% due 04/12/36 #	$300,000	$285,656
U.S. Treasury Notes
4.250% due 08/15/13 #	500,000	481,055

Total Investments sold short
(Proceeds $773,670)		$766,711

(e) Forward foreign currency contracts outstanding as of March 31, 2006 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Buy	EUR	940,000	04/06	($5,976)
Buy	EUR	840,000	04/06	2,896
Sell	EUR	1,817,000	04/06	(10,466)
Sell	EUR	4,402,000	06/06	(17,460)
Buy	GBP	18,000	05/06	(298)
Buy	JPY	44,307,000	04/06	(2,220)
Buy	JPY	66,327,000	05/06	1,754
Buy	JPY	14,031,000	05/06	(308)

				($32,078)

(f) Transactions in written options for the year ended March 31, 2006 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2005	3,200,047	$94,249
Call Options Written	7,600,055	66,105
Put Options Written	2,600,063	30,933
Call Options Expired	(3,400,077)	(61,790)
Put Options Expired	(3,400,075)	(75,073)
Put Options Repurchased	(13)	(4,020)

Outstanding, March 31, 2006	6,600,000	$50,404

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF PIMCO MANAGED BOND FUND Schedule of Investments (Continued) March 31, 2006

(g) Premiums received and value of written options outstanding as of March 31, 2006:

Counterparty	Type	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Notional Amount	Premium	Value

Merrill Lynch & Co Inc	Call - OTC 5-Year Interest Rate Swap	Receive	4.780%	08/08/06	$1,400,000	$13,195	$1,341
JPMorgan Chase & Co	Call - OTC 5-Year Interest Rate Swap	Receive	4.300%	10/12/06	2,300,000	16,675	504
Barclays PLC	Call - OTC 5-Year Interest Rate Swap	Receive	4.310%	10/19/06	1,000,000	6,950	261
Wachovia Corp	Call - OTC 5-Year Interest Rate Swap	Receive	4.780%	02/01/07	1,100,000	9,020	4,295

			Strike Price

JPMorgan Chase & Co	Put - Japanese Yen Currency Swap OTC		$112.00	05/26/06	600,000	3,100	1,577
Morgan Stanley	Put - Japanese Yen Currency Swap OTC		112.00	05/26/06	200,000	1,464	526

						$50,404	$8,504

(h) Credit default swaps outstanding as of March 31, 2006:

Counterparty	Reference Entity	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Credit Suisse Group	Gaz Capital SA 8.625% due 04/28/34	Sell	0.720%	04/20/06	$100,000	$27
Citigroup Inc	General Motors Acceptance Corp 6.875% due 08/28/12	Sell	2.950%	06/20/06	100,000	218
Merrill Lynch & Co Inc	Russian Federation 5.000% due 03/31/30	Sell	0.610%	03/20/07	100,000	296
The Goldman Sachs Group Inc	Russian Federation 5.000% due 03/31/30	Sell	0.700%	03/20/07	100,000	382
HSBC Holdings PLC	General Motors Corp 7.125% due 07/15/13	Sell	3.750%	06/20/07	200,000	(12,722)
Lehman Brothers Holdings Inc	Johnson & Johnson 3.800% due 05/15/13	Buy	(0.110%)	12/20/08	100,000	(254)
Lehman Brothers Holdings Inc	The Home Depot Inc 5.375% due 04/01/06	Buy	(0.120%)	12/20/08	100,000	(215)
Citigroup Inc	Wal-Mart Stores Inc 3.375% due 10/01/08	Buy	(0.140%)	12/20/08	100,000	(267)
Barclays PLC	Eli Lilly & Co 6.000% due 03/15/12	Buy	(0.160%)	12/20/08	100,000	(343)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12	Buy	(0.210%)	12/20/08	100,000	(236)
Merrill Lynch & Co Inc	Gannett Co Inc 6.375% due 04/01/12	Buy	(0.220%)	12/20/08	100,000	(27)
Morgan Stanley	The Allstate Corp 6.125% due 02/15/12	Buy	(0.260%)	12/20/08	100,000	(441)
Citigroup Inc	Eaton Corp 5.750% due 07/15/12	Buy	(0.280%)	12/20/08	100,000	(482)
Barclays PLC	FedEx Corp 7.250% due 10/15/12	Buy	(0.290%)	12/20/08	100,000	(441)
Lehman Brothers Holdings Inc	Whirlpool Corp 8.600% due 05/01/10	Buy	(0.290%)	12/20/08	100,000	(201)
Merrill Lynch & Co Inc	Ingersoll-Rand Co Ltd 6.480% due 06/01/25	Buy	(0.320%)	12/20/08	100,000	(656)
Morgan Stanley	Dow Jones CDX NA EM3 Index	Sell	2.100%	06/20/10	400,000	29,110
Lehman Brothers Holdings Inc	Republic of Turkey 11.875% due 01/15/30	Buy	(2.260%)	09/20/10	100,000	(3,313)

						$10,435

(1)	If the Fund is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(i) Interest rate swaps outstanding as of March 31, 2006:

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation (Depreciation)

Barclays PLC	3-Month USD-LIBOR	Pay	5.000%	06/21/11		$1,000,000	($5,396)
Citigroup Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/11		7,900,000	(69,661)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/21/11		900,000	(3,092)
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/11		4,700,000	(22,094)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/21/11		1,100,000	(23,205)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/21/11		2,500,000	(39,923)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/21/13		2,600,000	(75,878)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	12/20/13	JPY	168,000,000	25,399
Barclays PLC	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	EUR	1,000,000	42,146
JPMorgan Chase & Co	6-Month EUR-LIBOR	Receive	4.000%	12/15/14		700,000	21,295
Merrill Lynch & Co Inc	6-Month EUR-LIBOR	Receive	4.000%	12/15/14		2,500,000	122,700
Barclays PLC	3-Month USD-LIBOR	Receive	5.000%	06/21/16		$100,000	2,047
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16		200,000	4,102
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16		2,100,000	43,111
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/35	GBP	500,000	13,900
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	12/15/35		$1,800,000	(39,783)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/21/36		200,000	(9,304)

							($13,636)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF PIMCO INFLATION MANAGED FUND
Schedule of Investments
March 31, 2006

	Principal Amount	Value

CORPORATE BONDS & NOTES - 2.08%

Financial Services - 1.74%

Ford Motor Credit Co
5.800% due 01/12/09	$500,000	$456,911
General Electric Capital Corp
4.930% due 12/12/08 §	100,000	100,054
General Motors Acceptance Corp
5.500% due 01/16/07 §	500,000	492,185
Rabobank Nederland (Netherlands)
4.640% due 01/15/09 ~ §	100,000	100,056
Travelers Property Casualty Corp
3.750% due 03/15/08	100,000	97,386

		1,246,592

Integrated Oils - 0.34%

Pemex Project Funding Master Trust
9.250% due 03/30/18	200,000	246,500

Total Corporate Bonds & Notes
(Cost $1,513,626)		1,493,092

MORTGAGE-BACKED SECURITIES - 3.62%

Collateralized Mortgage Obligations - 0.37%

Countrywide Home Loan Mortgage
Pass-Through Trust
5.158% due 06/25/35 ~ “ §	84,166	84,489
GSR Mortgage Loan Trust
4.540% due 09/25/35 “ §	182,428	178,109

		262,598

Fannie Mae - 3.25%

5.000% due 05/11/36 # “	500,000	475,625
5.500% due 10/01/35 “	98,733	96,434
5.500% due 04/12/36 # “	1,800,000	1,757,250

		2,329,309

Total Mortgage-Backed Securities
(Cost $2,607,760)		2,591,907

ASSET-BACKED SECURITIES - 0.14%

Freddie Mac Structured Pass-Through Securities
5.098% due 09/25/31 “ §	8,838	8,843
Merrill Lynch Mortgage Investors Inc
4.898% due 01/25/37 “ §	95,098	95,098

Total Asset-Backed Securities
(Cost $103,939)		103,941

U.S. TREASURY OBLIGATIONS - 106.25%

U.S. Treasury Bonds - 0.56%

4.500% due 02/15/36	300,000	281,579
6.625% due 02/15/27	100,000	119,953

		401,532

U.S. Treasury Inflation Protected
Securities - 105.69%

0.875% due 04/15/10 ^	4,813,854	4,561,131
1.625% due 01/15/15 ^	3,426,258	3,234,470
1.875% due 07/15/13 ^	1,187,362	1,153,365
1.875% due 07/15/15 ^	9,071,236	8,726,819
2.000% due 01/15/14 ^	3,701,643	3,613,877
2.000% due 07/15/14 # ^	8,634,850	8,421,056
2.000% due 01/15/26 ^	2,497,150	2,367,221
2.375% due 01/15/25 ^	6,236,878	6,269,771
3.000% due 07/15/12 ^	3,666,212	3,821,597
3.375% due 01/15/07 ^	3,128,275	3,162,736
3.375% due 04/15/32 ^	279,228	344,061
3.500% due 01/15/11 ^	3,986,780	4,215,553
3.625% due 01/15/08 # ^	6,024,599	6,178,893
3.625% due 04/15/28 ^	1,924,412	2,366,126
3.875% due 01/15/09 ^	4,593,630	4,810,753
3.875% due 04/15/29 ^	7,054,866	9,056,684
4.250% due 01/15/10 ^	3,181,545	3,419,292

		75,723,405

Total U.S. Treasury Obligations
(Cost $77,848,850)		76,124,937

FOREIGN GOVERNMENT NOTES - 0.11%

Republic of Brazil (Brazil)
5.250% due 04/15/12 §	76,472	76,625

Total Foreign Government Notes
(Cost $74,786)		76,625

MUNICIPAL BONDS - 0.30%

New Hampshire Municipal Bond Bank ‘B’
5.000% due 08/15/13	100,000	107,107
Tobacco Settlement Financing Corp RI ‘A’
6.000% due 06/01/23	100,000	104,481

Total Municipal Bonds
(Cost $195,586)		211,588

	Notional Amount

PURCHASED PUT OPTION - 0.01%

30-Year Interest Rate Swap OTC
Strike @ $4.25 Exp. 06/12/06
(Receive 6-Month GBP LIBOR, Pay 4.250%)
Broker: HSBC Holdings PLC	200,000	8,313

Total Purchased Put Option
(Cost $5,856)		8,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF PIMCO INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2006

	Principal Amount		Value

SHORT-TERM INVESTMENTS - 5.98%

Commercial Paper - 2.90%

Danske Corp
4.840% due 06/27/06		$1,200,000	$1,186,196
Rabobank USA Finance Corp
4.830% due 04/03/06		300,000	299,919
Westpac Banking Corp
4.700% due 05/23/06		600,000	595,840

			2,081,955

Foreign Government Issues - 2.50%

Dutch Treasury Certificates (Netherlands)
2.460% due 04/28/06	EUR	1,400,000	1,693,792
French Treasury Bills (France)
2.553% due 06/29/06		60,000	72,261
German Treasury Bills (Germany)
2.653% due 08/16/06		20,000	23,993

			1,790,046

U.S. Treasury Bills - 0.16%

4.500% due 06/15/06 ‡		$115,000	113,960

		Shares

Money Market Funds - 0.42%

BlackRock Liquidity Funds Institutional TempCash		149,147	149,147
BlackRock Liquidity Funds Institutional TempFund		149,146	149,146

			298,293

Total Short-Term Investments
(Cost $4,247,087)			4,284,254

TOTAL INVESTMENTS - 118.49%
(Cost $86,597,490)			84,894,657

OTHER ASSETS & LIABILITIES, NET - (18.49%)			(13,247,571)

NET ASSETS - 100.00%			$71,647,086

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	106.25%
Short-Term Investments	5.98%
Mortgage-Backed Securities	3.62%
Corporate Bonds & Notes	2.08%
Municipal Bonds	0.30%
Asset-Backed Securities	0.14%
Foreign Government Notes	0.11%
Purchased Put Option	0.01%

118.49%
Other Assets & Liabilities, Net	(18.49%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with an aggregate market value of $113,960 were segregated with the broker to cover margin requirements for the following open futures contracts as of March 31, 2006:

Long Futures Outstanding	Number of Contracts	Notional Amount		Unrealized Appreciation (Depreciation)

Euro-Bund 10-Year Notes (06/06)	5	EUR	500,000	($8,422)
Eurodollar (12/06)	1		$1,000,000	(1,162)
Eurodollar (03/07)	1		1,000,000	(1,100)
Eurodollar (06/07)	1		1,000,000	(1,000)
Eurodollar (09/07)	1		1,000,000	(913)
U.S. Treasury 5-Year Notes (06/06)	59		5,900,000	(43,320)
U.S. Treasury 10-Year Notes (06/06)	4		400,000	(4,750)

Short Futures Outstanding

U.S. Treasury 20-Year Bonds (06/06)	20		2,000,000	67,031

				$6,364

(d) Investment sold short outstanding as of March 31, 2006:

Type	Principal Amount	Value

U.S. Treasury Notes
4.250% 11/15/13 #	$600,000	$576,469

Total Investment sold short
(Proceeds $579,014)		$576,469

(e) Forward foreign currency contracts outstanding as of March 31, 2006 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Buy	EUR	112,000	04/06	($712)
Sell	EUR	1,545,000	04/06	(3,073)
Buy	JPY	49,527,000	05/06	1,310

				($2,475)

(f) Transactions in written options for the year ended March 31, 2006 were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2005	36	$8,099
Call Options Written	117	23,506
Put Options Written	122	34,942
Call Options Expired	(132)	(25,104)
Put Options Expired	(132)	(33,432)

Outstanding, March 31, 2006	11	$8,011

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF PIMCO INFLATION MANAGED FUND Schedule of Investments (Continued) March 31, 2006

(g) Premiums received and value of written options outstanding as of March 31, 2006:

Counterparty	Type	Strike Price	Expiration Date	Number of Contracts	Premium	Value

JPMorgan Chase & Co	Put - CBOT U.S. Treasury 10-Year Futures	$107.00	05/26/06	3	$1,678	$3,187
Citigroup Inc	Put - CBOT U.S. Treasury 20-Year Futures	110.00	05/26/06	5	4,749	8,281
JPMorgan Chase & Co	Call - CBOT U.S. Treasury 10-Year Futures	110.00	05/26/06	3	1,584	94

					$8,011	$11,562

(h) Credit default swap outstanding as of March 31, 2006:

Counterparty	Reference Entity	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation

The Bear Stearns Cos Inc	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.350%	06/20/07	$500,000	$7,236

(1)	If the Fund is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(i) Interest rate swaps outstanding as of March 31, 2006:

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Barclays PLC	3-Month USD-LIBOR	Pay	5.000%	06/21/08	$12,000,000	($73,938)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	5.000%	06/21/08	400,000	(2,417)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/21/08	600,000	(3,625)
Barclays PLC	France CPI Excluding Tobacco	Pay	2.103%	10/15/10	EUR 500,000	1,415
UBS AG	France CPI Excluding Tobacco	Pay	2.146%	10/15/10	100,000	412
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/11	$200,000	2,665
Barclays PLC	3-Month USD-LIBOR	Receive	5.000%	06/21/13	300,000	5,446
The Goldman Sachs Group Inc	6-Month EUR-LIBOR	Receive	4.500%	06/17/15	EUR 500,000	32,035
JPMorgan Chase & Co	3-Month USD-LIBOR	Receive	5.000%	06/21/16	$300,000	6,153
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/21/16	4,500,000	92,380

						$60,526

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF PACIFIC LIFE MONEY MARKET FUND Schedule of Investments March 31, 2006

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 105.29%

Certificate of Deposit - 2.59%

Wells Fargo & Co
4.745% due 04/12/06	$500,000	$500,000

Commercial Paper - 69.48%

Air Products & Chemicals Inc
4.750% due 04/13/06	600,000	599,050
Anheuser-Busch Cos Inc
4.720% due 04/03/06	550,000	549,856
Becton Dickinson & Co
4.740% due 04/17/06	200,000	199,579
BMW U.S. Capital LLC
4.650% due 04/04/06	700,000	699,729
BNP Paribas Finance Inc
4.671% due 04/05/06	700,000	699,637
Caterpillar Inc
4.730% due 04/07/06	690,000	689,456
CBA Finance DE
4.760% due 04/20/06	690,000	688,267
Coca-Cola Enterprise Inc
4.750% due 04/03/06	597,000	596,843
Colgate-Palmolive Co
4.700% due 04/21/06	690,000	688,198
Consolidated Edison Co of NY
4.820% due 04/03/06	600,000	599,839
Eaton Corp
4.750% due 04/10/06	250,000	249,703
Florida Power & Light Co
4.700% due 04/18/06	700,000	698,446
General Electric Capital Corp
4.590% due 04/06/06	700,000	699,554
Honeywell International Inc
4.850% due 04/03/06	600,000	599,838
Kimberly-Clark Worldwide Inc
4.670% due 04/27/06	690,000	687,673
Nestle Capital Corp
4.690% due 04/19/06	750,000	748,241
Societe Generale North America Inc
4.760% due 04/03/06	200,000	199,947
Sysco Corp
4.820% due 04/03/06	325,000	324,913
The Hershey Co
4.750% due 04/03/06	600,000	599,842
Toyota Motor Credit Corp
4.710% due 04/06/06	690,000	689,549
UBS Finance LLC DE
4.750% due 04/17/06	600,000	598,733
United Technologies Corp
4.730% due 04/21/06	600,000	598,423
Wal-Mart Stores Inc
4.690% due 04/04/06	700,000	699,726

		13,405,042

Corporate Notes - 7.78%

American Honda Finance Corp
4.670% due 11/07/06 ~ §	500,000	500,000
Norddeutsche Landesbank NY
4.700% due 09/14/06 §	1,000,000	999,952

		1,499,952

U.S. Government Agency Issues - 25.40%

Federal Home Loan Bank
4.000% due 04/18/06	500,000	500,000
4.000% due 05/09/06	500,000	500,000
4.250% due 08/18/06 §	2,000,000	2,000,000
4.300% due 10/20/06 §	250,000	250,000
4.300% due 11/15/06 §	250,000	250,000
4.450% due 03/05/07 §	200,000	200,000
4.500% due 03/06/07 §	200,000	200,000
4.900% due 05/01/07 # §	500,000	500,000
5.000% due 05/01/07 # §	500,000	500,000

		4,900,000

	Shares

Money Market Fund - 0.04%

BlackRock Liquidity Funds Institutional TempFund	7,442	7,442

Total Short-Term Investments
(Amortized Cost $20,312,436)		20,312,436

TOTAL INVESTMENTS - 105.29%
(Amortized Cost $20,312,436)		20,312,436

OTHER ASSETS & LIABILITIES, NET - (5.29%)		(1,019,651)

NET ASSETS - 100.00%		$19,292,785

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Commercial Paper		69.48%
U.S. Government Agency Issues		25.40%
Corporate Notes		7.78%
Certificate of Deposit		2.59%
Money Market Fund		0.04%

		105.29%
Other Assets & Liabilities, Net		(5.29%)

		100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF SALOMON BROTHERS LARGE-CAP VALUE FUND
Schedule of Investments
March 31, 2006

	Shares	Value

COMMON STOCKS - 95.25%

Consumer Discretionary - 14.64%

EchoStar Communications Corp ‘A’ *	11,500	$343,505
J.C. Penney Co Inc	6,400	386,624
Kimberly-Clark Corp	9,600	554,880
Liberty Global Inc ‘A’ *	4,700	96,209
Liberty Global Inc ‘C’ *	3,260	64,385
Liberty Media Corp ‘A’ *	47,800	392,438
McDonald’s Corp	19,000	652,840
Newell Rubbermaid Inc	16,000	403,040
News Corp ‘B’	53,200	934,192
Target Corp	6,100	317,261
Time Warner Inc	34,300	575,897
Wal-Mart Stores Inc	13,600	642,464

		5,363,735

Consumer Staples - 6.71%

Altria Group Inc	15,900	1,126,674
Sara Lee Corp	19,600	350,448
The Kroger Co *	48,100	979,316

		2,456,438

Energy - 0.80%

Halliburton Co	4,000	292,080

Financial Services - 27.90%

Aflac Inc	7,800	352,014
American Express Co	13,900	730,445
American International Group Inc	12,300	812,907
Bank of America Corp	21,000	956,340
Capital One Financial Corp	9,900	797,148
Freddie Mac	9,500	579,500
Golden West Financial Corp	8,800	597,520
JPMorgan Chase & Co	18,600	774,504
Loews Corp	6,500	657,800
Merrill Lynch & Co Inc	12,500	984,500
The Chubb Corp	5,640	538,282
The Goldman Sachs Group Inc	3,700	580,752
The St. Paul Travelers Cos Inc	11,100	463,869
Wachovia Corp	10,900	610,945
Wells Fargo & Co	12,300	785,601

		10,222,127

Health Care - 10.36%

Abbott Laboratories	10,900	462,923
Johnson & Johnson	6,500	384,930
Novartis AG ADR (Switzerland)	10,100	559,944
Pfizer Inc	21,200	528,304
Sanofi-Aventis ADR (France)	12,100	574,145
UnitedHealth Group Inc	11,500	642,390
WellPoint Inc *	8,300	642,669

		3,795,305

Integrated Oils - 8.32%

GlobalSantaFe Corp (Cayman)	9,500	577,125
Marathon Oil Corp	9,500	723,615
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	5,500	342,430
Suncor Energy Inc (Canada)	5,400	415,908
Total SA ADR (France)	7,500	987,975

		3,047,053

Materials & Processing - 4.90%

Air Products & Chemicals Inc	5,500	369,545
Avery Dennison Corp	7,400	432,752
E.I. du Pont de Nemours & Co	14,100	595,161
Masco Corp	12,200	396,378

		1,793,836

Multi-Industry - 1.78%

Textron Inc	7,000	653,730

Producer Durables - 4.82%

Parker-Hannifin Corp	4,540	365,969
The Boeing Co	10,900	849,437
United Technologies Corp	9,500	550,715

		1,766,121

Technology - 4.97%

International Business Machines Corp	4,700	387,609
Microsoft Corp	13,400	364,614
Nokia OYJ ADR (Finland)	27,200	563,584
Raytheon Co	11,000	504,240

		1,820,047

Utilities - 10.05%

Alltel Corp	11,300	731,675
AT&T Inc	26,047	704,311
Sempra Energy	18,900	878,094
SES GLOBAL SA FDR (Luxembourg)	8,900	141,722
Sprint Nextel Corp	47,401	1,224,842

		3,680,644

Total Common Stocks
(Cost $28,906,636)		34,891,116

SHORT-TERM INVESTMENT - 4.55%

Money Market Fund - 4.55%

BlackRock Liquidity Funds Institutional TempFund	1,665,529	1,665,529

Total Short-Term Investment
(Cost $1,665,529)		1,665,529

TOTAL INVESTMENTS - 99.80%
(Cost $30,572,165)		36,556,645

OTHER ASSETS & LIABILITIES, NET - 0.20%		74,830

NET ASSETS - 100.00%		$36,631,475

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF SALOMON BROTHERS LARGE-CAP VALUE FUND Schedule of Investments (Continued) March 31, 2006

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Financial Services	27.90%
Consumer Discretionary	14.64%
Health Care	10.36%
Utilities	10.05%
Integrated Oils	8.32%
Consumer Staples	6.71%
Technology	4.97%
Materials & Processing	4.90%
Producer Durables	4.82%
Short-Term Investment	4.55%
Multi-Industry	1.78%
Energy	0.80%

99.80%
Other Assets & Liabilities, Net	0.20%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF VAN KAMPEN COMSTOCK FUND
Schedule of Investments
March 31, 2006

	Shares	Value

COMMON STOCKS - 91.06%

Autos & Transportation - 0.56%

Southwest Airlines Co	19,700	$354,403

Consumer Discretionary - 13.42%

CBS Corp ‘B’	13,950	334,521
Clear Channel Communications Inc	46,600	1,351,866
Federated Department Stores Inc	5,134	374,782
Gannett Co Inc	3,800	227,696
Kimberly-Clark Corp	18,700	1,080,860
Liberty Media Corp ‘A’ *	92,200	756,962
News Corp ‘B’	23,200	407,392
The Walt Disney Co	38,600	1,076,554
Time Warner Inc	58,500	982,215
Tribune Co	3,500	96,005
Viacom Inc ‘B’ *	17,450	677,060
Wal-Mart Stores Inc	25,700	1,214,068

		8,579,981

Consumer Staples - 7.10%

Altria Group Inc	14,600	1,034,556
Anheuser-Busch Cos Inc	7,490	320,347
Kraft Foods Inc ‘A’	26,200	794,122
The Coca-Cola Co	22,300	933,701
Unilever NV ‘NY’ (Netherlands)	21,000	1,453,620

		4,536,346

Financial Services - 25.45%

Aflac Inc	4,100	185,033
Ambac Financial Group Inc	3,700	294,520
American International Group Inc	7,800	515,502
Bank of America Corp	44,400	2,021,976
Berkshire Hathaway Inc ‘B’ *	5	15,060
Citigroup Inc	43,000	2,030,890
Fannie Mae	5,000	257,000
First Data Corp	7,100	332,422
Freddie Mac	40,700	2,482,700
Genworth Financial Inc ‘A’	5,800	193,894
JPMorgan Chase & Co	14,600	607,944
Merrill Lynch & Co Inc	7,800	614,328
MetLife Inc	6,300	304,731
SunTrust Banks Inc	3,200	232,832
The Bank of New York Co Inc	19,600	706,384
The Chubb Corp	10,690	1,020,254
The Hartford Financial Services Group Inc	600	48,330
The PNC Financial Services Group Inc	11,200	753,872
The St. Paul Travelers Cos Inc	11,586	484,179
Torchmark Corp	6,700	382,570
U.S. Bancorp	7,200	219,600
Wachovia Corp	20,356	1,140,954
Wells Fargo & Co	22,300	1,424,301

		16,269,276

Health Care - 16.47%

Abbott Laboratories	9,700	411,959
Boston Scientific Corp *	19,300	444,865
Bristol-Myers Squibb Co	83,500	2,054,935
Cardinal Health Inc	5,800	432,216
GlaxoSmithKline PLC ADR (United Kingdom)	54,900	2,871,819
Pfizer Inc	39,700	989,324
Roche Holding AG ADR (Switzerland)	11,700	868,871
Sanofi-Aventis ADR (France)	14,200	673,790
Schering-Plough Corp	46,700	886,833
Wyeth	18,400	892,768

		10,527,380

Integrated Oils - 0.91%

Total SA ADR (France)	4,400	579,612

Materials & Processing - 9.39%

Alcoa Inc	52,700	1,610,512
E.I. du Pont de Nemours & Co	30,300	1,278,963
International Paper Co	72,758	2,515,244
Rohm & Haas Co	8,400	410,508
The Dow Chemical Co	4,600	186,760

		6,001,987

Multi-Industry - 0.51%

General Electric Co	9,400	326,932

Producer Durables - 0.22%

Cognex Corp	1,700	50,388
Credence Systems Corp *	3,800	27,892
Lexmark International Inc ‘A’ *	1,200	54,456
Novellus Systems Inc *	400	9,600

		142,336

Technology - 3.99%

Affiliated Computer Services Inc ‘A’ *	3,521	210,063
Cisco Systems Inc *	20,500	444,235
Dell Inc *	18,800	559,488
Flextronics International Ltd * (Singapore)	3,900	40,365
Hewlett-Packard Co	7,300	240,170
Intel Corp	26,400	510,840
International Business Machines Corp	2,700	222,669
Microsoft Corp	8,600	234,006
Nokia OYJ ADR (Finland)	2,400	49,728
Telefonaktiebolaget LM Ericsson ADR (Sweden)	1,100	41,492

		2,553,056

Utilities - 13.04%

American Electric Power Co Inc	10,500	357,210
AT&T Inc	98,200	2,655,328
Comcast Corp ‘A’ *	32,700	855,432
Dominion Resources Inc	1,300	89,739
FirstEnergy Corp	5,000	244,500
Sprint Nextel Corp	66,600	1,720,944
Verizon Communications Inc	70,800	2,411,448

		8,334,601

Total Common Stocks
(Cost $55,125,330)		58,205,910

Principal Amount

SHORT-TERM INVESTMENTS - 9.61%

U.S. Government Agency Issue - 9.54%

Fannie Mae
4.650% due 04/03/06	$6,100,000	6,098,424

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF VAN KAMPEN COMSTOCK FUND
Schedule of Investments (Continued)
March 31, 2006

	Shares	Value

Money Market Funds - 0.07%

BlackRock Liquidity Funds Institutional TempCash	21,569	$21,569
BlackRock Liquidity Funds Institutional TempFund	21,568	21,568

		43,137

Total Short-Term Investments
(Cost $6,141,561)		6,141,561

TOTAL INVESTMENTS - 100.67%
(Cost $61,266,891)		64,347,471

OTHER ASSETS & LIABILITIES, NET - (0.67%)		(430,111)

NET ASSETS - 100.00%		$63,917,360

Notes to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Financial Services	25.45%
Health Care	16.47%
Consumer Discretionary	13.42%
Utilities	13.04%
Short-Term Investments	9.61%
Materials & Processing	9.39%
Consumer Staples	7.10%
Technology	3.99%
Integrated Oils	0.91%
Autos & Transportation	0.56%
Multi-Industry	0.51%
Producer Durables	0.22%

100.67%
Other Assets & Liabilities, Net	(0.67%)

100.00%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF VAN KAMPEN MID-CAP GROWTH FUND
Schedule of Investments
March 31, 2006

	Shares	Value

COMMON STOCKS - 97.85%

Autos & Transportation - 5.50%

C.H. Robinson Worldwide Inc	24,150	$1,185,523
Expeditors International of Washington Inc	13,900	1,200,821

		2,386,344

Consumer Discretionary - 41.04%

Abercrombie & Fitch Co ‘A’	9,400	548,020
Activision Inc *	68,010	937,858
Amazon.com Inc *	16,200	591,462
American Eagle Outfitters Inc	24,500	731,570
Apollo Group Inc ‘A’ *	15,800	829,658
AutoZone Inc *	13,000	1,295,970
Choice Hotels International Inc	12,350	565,383
ChoicePoint Inc *	9,025	403,869
Expedia Inc *	24,800	502,696
Getty Images Inc *	15,051	1,127,019
International Game Technology	17,275	608,425
Iron Mountain Inc *	23,452	955,434
ITT Educational Services Inc *	9,850	630,892
Lamar Advertising Co ‘A’ *	12,185	641,175
Monster Worldwide Inc *	26,600	1,326,276
NetEase.com Inc ADR * (Cayman)	22,800	559,512
Outback Steakhouse Inc	8,700	382,800
P.F. Chang’s China Bistro Inc *	10,580	521,488
Station Casinos Inc	15,875	1,259,999
The Cheesecake Factory Inc *	11,050	413,822
The Corporate Executive Board Co	17,283	1,743,855
Weight Watchers International Inc	8,500	436,900
Wendy’s International Inc	12,775	792,817

		17,806,900

Consumer Staples - 1.53%

Loews Corp-Carolina Group	14,000	661,780

Energy - 1.73%

Southwestern Energy Co *	23,380	752,602

Financial Services - 13.62%

Brookfield Asset Management Inc ‘A’ (Canada)	16,400	902,984
Brown & Brown Inc	13,300	441,560
Calamos Asset Management Inc ‘A’	24,388	912,111
CB Richard Ellis Group Inc ‘A’ *	8,000	645,600
CheckFree Corp *	8,300	419,150
Chicago Mercantile Exchange Holdings Inc	1,925	861,437
Global Payments Inc	7,900	418,779
Janus Capital Group Inc	18,800	435,596
TD Ameritrade Holding Corp	20,950	437,227
White Mountains Insurance Group Ltd (Bermuda)	730	433,985

		5,908,429

Health Care - 8.25%

Dade Behring Holdings Inc	23,250	830,258
DaVita Inc *	7,100	427,491
Gen-Probe Inc *	15,495	854,084
Stericycle Inc *	15,073	1,019,236
Techne Corp *	7,425	446,540

		3,577,609

Integrated Oils - 5.80%

Ultra Petroleum Corp * (Canada)	40,380	2,516,078

Materials & Processing - 2.38%

Florida Rock Industries Inc	10,975	617,014
The St. Joe Co	6,608	415,247

		1,032,261

Producer Durables - 7.03%

Crown Castle International Corp *	34,092	966,508
Desarrolladora Homex SA de CV ADR * (Mexico)	16,720	590,718
NVR Inc *	805	594,855
Pentair Inc	22,000	896,500

		3,048,581

Technology - 6.30%

Akamai Technologies Inc *	15,400	506,506
Marvell Technology Group Ltd * (Bermuda)	7,075	382,758
Red Hat Inc *	25,200	705,096
salesforce.com inc *	18,600	675,738
Tessera Technologies Inc *	14,500	465,160

		2,735,258

Utilities - 4.67%

NII Holdings Inc *	27,940	1,647,622
Questar Corp	5,425	380,021

		2,027,643

Total Common Stocks
(Cost $31,608,964)		42,453,485

	Principal Amount

SHORT-TERM INVESTMENTS - 2.21%

U.S. Government Agency Issue - 2.20%

Fannie Mae
4.650% due 04/03/06	$955,000	954,753

	Shares

Money Market Fund - 0.01%

BlackRock Liquidity Funds Institutional TempCash	3,079	3,079

Total Short-Term Investments
(Cost $957,832)		957,832

TOTAL INVESTMENTS - 100.06%
(Cost $32,566,796)		43,411,317

OTHER ASSETS & LIABILITIES, NET - (0.06%)		(24,219)

NET ASSETS - 100.00%		$43,387,098

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS
PF VAN KAMPEN MID-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2006

Notes to Schedule of Investments

(a)	As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	41.04%
Financial Services	13.62%
Health Care	8.25%
Producer Durables	7.03%
Technology	6.30%
Integrated Oils	5.80%
Autos & Transportation	5.50%
Utilities	4.67%
Materials & Processing	2.38%
Short-Term Investments	2.21%
Energy	1.73%
Consumer Staples	1.53%

100.06%
Other Assets & Liabilities, Net	(0.06%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS PF VAN KAMPEN REAL ESTATE FUND Schedule of Investments March 31, 2006

	Shares	Value

COMMON STOCKS - 96.56%

Consumer Discretionary - 11.00%

Four Seasons Hotels Inc (Canada)	3,050	$154,635
Hilton Hotels Corp	40,660	1,035,203
Morgans Hotel Group Co *	14,330	253,068
Starwood Hotels & Resorts Worldwide Inc	20,545	1,391,513

		2,834,419

Financial Services - 84.08%

Acadia Realty Trust	8,140	191,697
AMB Property Corp	9,445	512,580
American Campus Communities Inc	2,500	64,775
Apartment Investment & Management Co ‘A’	1,725	80,902
Archstone-Smith Trust	19,805	965,890
Arden Realty Inc	11,870	535,693
AvalonBay Communities Inc	10,535	1,149,368
Boston Properties Inc	14,165	1,320,886
Brandywine Realty Trust	12,098	384,232
BRE Properties Inc ‘A’	6,640	371,840
Brookfield Properties Corp (Canada)	33,657	1,149,387
Cedar Shopping Centers Inc	1,900	30,096
CentraCore Properties Trust	2,085	52,229
Cogdell Spencer Inc	1,850	39,442
Developers Diversified Realty Corp	1,085	59,404
Equity Lifestyle Properties Inc	5,765	286,809
Equity Office Properties Trust	25,540	857,633
Equity Residential	19,511	912,920
Essex Property Trust Inc	6,123	665,754
Federal Realty Investment Trust	9,780	735,456
General Growth Properties Inc	5,625	274,894
Health Care Property Investors Inc	6,710	190,564
Heritage Property Investment Trust Inc	1,250	49,487
Hersha Hospitality Trust	1,661	16,261
Highwoods Properties Inc	1,195	40,307
Host Marriott Corp	52,215	1,117,401
Legacy Hotels REIT (Canada)	23,700	169,455
Liberty Property Trust	2,580	121,673
Mack-Cali Realty Corp	12,581	603,888
MeriStar Hospitality Corp *	19,470	202,099
Pan Pacific Retail Properties Inc	355	25,170
Parkway Properties Inc	1,910	83,429
Post Properties Inc	9,855	438,548
ProLogis	10,882	582,187
PS Business Parks Inc	3,665	204,947
Public Storage Inc	8,640	701,827
Ramco-Gershenson Properties Trust	800	24,216
Reckson Associates Realty Corp	4,500	206,190
Regency Centers Corp	12,205	820,054
Republic Property Trust	5,300	62,381
Senior Housing Properties Trust	13,740	248,694
Shurgard Storage Centers Inc ‘A’	6,615	440,757
Simon Property Group Inc	26,275	2,210,779
SL Green Realty Corp	4,570	463,855
Spirit Finance Corp	3,345	40,809
Taubman Centers Inc	5,745	239,394
The Macerich Co	9,555	706,592
Trizec Properties Inc	14,590	375,401
United Dominion Realty Trust Inc	1,510	43,095
Universal Health Realty Income Trust	2,250	82,193
Vornado Realty Trust	5,070	486,720
Windrose Medical Properties Trust	1,330	20,056

		21,660,316

Health Care - 0.30%

Sunrise Senior Living REIT (Canada)	7,360	78,531

Materials & Processing - 1.18%

Forest City Enterprises Inc ‘A’	6,470	305,061

Total Common Stocks (Cost $19,258,198)		24,878,327

SHORT-TERM INVESTMENT - 3.20%

Money Market Fund - 3.20%

BlackRock Liquidity Funds Institutional TempFund	823,337	823,337

Total Short-Term Investment (Cost $823,337)		823,337

TOTAL INVESTMENTS - 99.76% (Cost $20,081,535)		25,701,664

OTHER ASSETS & LIABILITIES, NET - 0.24%		61,425

NET ASSETS - 100.00%		$25,763,089

Note to Schedule of Investments

(a) As of March 31, 2006, the Fund was diversified as a percentage of net assets as follows:

Financial Services	84.08%
Consumer Discretionary	11.00%
Short-Term Investment	3.20%
Materials & Processing	1.18%
Health Care	0.30%

99.76%
Other Assets & Liabilities, Net	0.24%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-38

PACIFIC FUNDS Explanation of Symbols and Terms Schedule of Investments March 31, 2006

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.

+	Securities were fair valued under procedures established by the Funds’ Board of Trustees.

˜

Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933 Act.

#	Securities purchased on a when-issued or delayed-delivery basis.

‡	Securities were fully segregated with the custodian/broker to cover margin requirements for open futures contracts as of March 31, 2006.

“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate listed is as of March 31, 2006.

±	Securities are grouped by coupon rate and represent a range of maturities.

Explanation of Terms for Schedules of Investments

Currency Abbreviations:

CHF	Swiss Franc

EUR	Eurodollar

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

Other Abbreviations:

ADR	American Depositary Receipt

CBOT	Chicago Board of Trade

CME	Chicago Mercantile Exchange

CPI	Consumer Price Index

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipt

HSI	Hong Kong Stock Exchange

LIBOR	London Interbank Offered Rate

‘NY’	New York Shares

NYSE	New York Stock Exchange

OTC	Over the Counter

REIT	Real Estate Investment Trust

TSE	Toronto Stock Exchange

See Notes to Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006

	PF Portfolio Optimization Model A	PF Portfolio Optimization Model B	PF Portfolio Optimization Model C	PF Portfolio Optimization Model D	PF Portfolio Optimization Model E	PF Goldman Sachs Short Duration Bond Fund	PF Janus Growth LT Fund

ASSETS
Investments, at cost	$22,712,884	$58,814,848	$198,094,430	$196,515,003	$72,613,416	$44,735,838	$39,017,753

Investments, at value	$23,103,653	$61,613,495	$214,779,578	$217,943,803	$83,009,025	$44,460,925	$45,049,810
Cash (1)	—	19,530	—	405,501	12,830	885,266	—
Receivables:
Dividends and interest	34,542	63,280	1,062	1,172	482	287,260	42,784
Foreign tax reclaim	—	—	—	—	—	—	8,046
Fund shares sold	85,089	89,325	1,220,657	1,288,073	459,716	20,367	44,169
Securities sold	14,255	—	231,726	—	—	—	420,149
Variation margin	—	—	—	—	—	3,994	—
Due from adviser	24,246	50,247	141,387	137,673	57,907	26,013	16,482
Forward foreign currency contracts appreciation	—	—	—	—	—	—	11,443
Prepaid expenses and other assets	1,428	3,496	10,751	10,140	3,753	2,645	1,964

Total Assets	23,263,213	61,839,373	216,385,161	219,786,362	83,543,713	45,686,470	45,594,847

LIABILITIES
Payables:
Fund shares redeemed	7,968	165,241	321,280	144,254	348,612	29,985	52,298
Securities purchased	34,379	82,409	—	405,502	12,830	—	390,004
Due to custodian	14,255	—	231,726	—	—	—	—
Income distributions	—	—	—	—	—	129	—
Accrued advisory fees	—	—	—	—	—	22,868	27,825
Accrued administration fees	6,932	18,152	62,637	62,983	23,837	13,340	12,985
Accrued deferred trustee compensation	1,530	3,604	10,610	9,890	3,960	2,976	8,184
Accrued distribution and service (12b-1) fees	6,172	14,717	51,050	51,751	17,876	19,317	19,106
Accrued transfer agent fees	10,147	23,123	70,790	64,935	23,545	17,879	10,954
Accrued other	19,323	32,435	84,508	78,112	33,743	26,264	26,640
Forward foreign currency contracts depreciation	—	—	—	—	—	—	9,095

Total Liabilities	100,706	339,681	832,601	817,427	464,403	132,758	557,091

NET ASSETS	$23,162,507	$61,499,692	$215,552,560	$218,968,935	$83,079,310	$45,553,712	$45,037,756

(1)	Includes margin deposits of $85,000 segregated for futures contracts in the PF Goldman Sachs Short Duration Bond Fund.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2006

	PF Portfolio Optimization Model A	PF Portfolio Optimization Model B	PF Portfolio Optimization Model C	PF Portfolio Optimization Model D	PF Portfolio Optimization Model E	PF Goldman Sachs Short Duration Bond Fund	PF Janus Growth LT Fund

NET ASSETS CONSIST OF:
Paid-in capital	$22,676,390	$57,955,790	$195,998,459	$194,547,458	$71,075,612	$46,414,657	$39,324,040
Undistributed/accumulated net investment income (loss)	63,556	102,024	128,720	(9,890)	(1,196)	(1,965)	(18,995)
Undistributed/accumulated net realized gain (loss)	31,792	643,231	2,740,233	3,002,567	1,609,285	(525,543)	(301,529)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	390,769	2,798,647	16,685,148	21,428,800	10,395,609	(333,437)	6,034,240

NET ASSETS	$23,162,507	$61,499,692	$215,552,560	$218,968,935	$83,079,310	$45,553,712	$45,037,756

Class A Shares:
Net Assets	$9,887,431	$28,292,121	$95,079,137	$93,497,608	$39,396,839	$44,945,101	$43,733,024
Shares of beneficial interest outstanding	956,555	2,602,609	8,227,963	7,777,140	3,133,339	4,607,116	3,576,700
Net Asset Value per share*	$10.34	$10.87	$11.56	$12.02	$12.57	$9.76	$12.23
Sales Charge - Maximum is 5.50% of offering price	0.60	0.63	0.67	0.70	0.73	0.57	0.71

Maximum offering price per share	$10.94	$11.50	$12.23	$12.72	$13.30	$10.33	$12.94

Class B Shares:
Net Assets	$1,923,336	$9,057,981	$31,686,847	$35,153,777	$12,889,296	$20,472	$412,118
Shares of beneficial interest outstanding	186,761	836,790	2,753,393	2,936,587	1,029,622	2,101	34,353
Net Asset Value and offering price per share*	$10.30	$10.82	$11.51	$11.97	$12.52	$9.74	$12.00

Class C Shares:
Net Assets	$11,341,546	$23,859,598	$88,773,636	$90,306,063	$30,782,085	$588,139	$892,614
Shares of beneficial interest outstanding	1,102,373	2,203,704	7,721,642	7,556,920	2,460,223	60,409	74,689
Net Asset Value and offering price per share*	$10.29	$10.83	$11.50	$11.95	$12.51	$9.74	$11.95

Class R Shares: **
Net Assets	$10,194	$289,992	$12,940	$11,487	$11,090
Shares of beneficial interest outstanding	987	26,683	1,119	956	882
Net Asset Value per share	$10.33	$10.87	$11.56	$12.02	$12.57

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

**	Class R shares are offered to the Portfolio Optimization Models only.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2006

	PF Lazard Mid-Cap Value Fund	PF Lazard International Value Fund	PF Loomis Sayles Large-Cap Growth Fund	PF MFS International Large-Cap Fund	PF NB Fasciano Small Equity Fund	PF Oppenheimer Main Street ® Core Fund	PF Oppenheimer Emerging Markets Fund

ASSETS
Investments, at cost	$22,862,047	$46,513,761	$19,889,661	$42,271,132	$20,657,018	$50,580,153	$28,671,378

Investments, at value	$24,512,652	$60,391,319	$21,301,575	$53,905,029	$23,046,732	$53,588,981	$33,275,216
Cash	—	—	640,607	—	2,093,073	826,956	—
Foreign currency held, at value (1)	—	—	—	57,525	—	—	416,254
Receivables:
Dividends and interest	19,596	276,899	4,761	103,556	15,724	61,511	207,659
Foreign tax reclaim	—	69,684	—	23,564	—	—	—
Fund shares sold	73,492	238,747	59,182	10,115	52,708	41,892	2,646
Securities sold	346,736	—	77,942	442,065	80,703	1,620,709	163,060
Due from adviser	14,518	55,003	51,668	38,596	7,268	12,526	133,961
Prepaid expenses and other assets	1,925	5,304	2,624	2,785	809	4,735	7,523

Total Assets	24,968,919	61,036,956	22,138,359	54,583,235	25,297,017	56,157,310	34,206,319

LIABILITIES
Payables:
Fund shares redeemed	8,860	17,891	10,599	163,587	8,835	15,794	—
Securities purchased	703,575	1,213,991	405,980	166,709	46,043	2,105,184	260,080
Accrued advisory fees	16,880	41,076	17,007	46,885	20,244	29,100	27,994
Accrued administration fees	6,951	16,914	6,265	15,629	7,085	15,669	9,798
Accrued foreign capital gains tax	—	—	—	1,674	—	—	134,075
Accrued deferred trustee compensation	1,291	11,889	18,253	6,955	5,547	778	477
Accrued distribution and service (12b-1) fees	10,010	24,981	9,903	22,877	10,504	22,385	13,997
Accrued transfer agent fees	13,180	24,066	18,132	17,814	4,069	7,830	4,207
Accrued other	25,082	53,824	38,231	79,618	13,354	30,855	279,926

Total Liabilities	785,829	1,404,632	524,370	521,748	115,681	2,227,595	730,554

NET ASSETS	$24,183,090	$59,632,324	$21,613,989	$54,061,487	$25,181,336	$53,929,715	$33,475,765

(1)	Foreign currency held at cost for the PF MFS International Large-Cap and PF Oppenheimer Emerging Markets Funds were $55,147 and $416,908, respectively.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2006

	PF Lazard Mid-Cap Value Fund	PF Lazard International Value Fund	PF Loomis Sayles Large-Cap Growth Fund	PF MFS International Large-Cap Fund	PF NB Fasciano Small Equity Fund	PF Oppenheimer Main Street Core Fund (1)	PF Oppenheimer Emerging Markets Fund (1)

NET ASSETS CONSIST OF:
Paid-in capital	$21,996,280	$44,015,899	$18,585,083	$40,999,934	$22,778,689	$50,508,772	$27,920,766
Undistributed/accumulated net investment income (loss)	(1,292)	119,119	(20,495)	(27,703)	(5,547)	24,162	4,724
Undistributed/accumulated net realized gain (loss)	537,497	1,628,700	1,637,487	1,455,487	18,480	387,953	1,080,602
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	1,650,605	13,868,606	1,411,914	11,633,769	2,389,714	3,008,828	4,469,673

NET ASSETS	$24,183,090	$59,632,324	$21,613,989	$54,061,487	$25,181,336	$53,929,715	$33,475,765

Class A Shares:
Net Assets	$23,991,790	$57,656,761	$19,366,323	$52,728,314	$24,217,790	$53,929,715	$33,475,765
Shares of beneficial interest outstanding	2,275,800	3,768,505	1,784,645	3,412,655	2,158,291	5,052,222	2,789,517
Net Asset Value per share*	$10.54	$15.30	$10.85	$15.45	$11.22	$10.67	$12.00
Sales Charge - Maximum is 5.50% of offering price	0.61	0.89	0.63	0.90	0.65	—	—

Maximum offering price per share	$11.15	$16.19	$11.48	$16.35	$11.87	$10.67	$12.00

Class B Shares:
Net Assets	$63,626	$427,276	$593,754	$436,080	$425,044
Shares of beneficial interest outstanding	6,072	28,392	55,922	28,792	38,809
Net Asset Value and offering price per share*	$10.48	$15.05	$10.62	$15.15	$10.95

Class C Shares:
Net Assets	$127,674	$1,548,287	$1,653,912	$897,093	$538,502
Shares of beneficial interest outstanding	12,191	103,049	155,974	59,158	49,113
Net Asset Value and offering price per share*	$10.47	$15.02	$10.60	$15.16	$10.96

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds offer Class A shares only and are not subject to a front-end sales load.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2006

	PF PIMCO Managed Bond Fund	PF PIMCO Inflation Managed Fund	PF Pacific Life Money Market Fund	PF Salomon Brothers Large-Cap Value Fund	PF Van Kampen Comstock Fund	PF Van Kampen Mid-Cap Growth Fund	PF Van Kampen Real Estate Fund

ASSETS
Investments, at cost	$82,727,953	$86,597,490	$20,312,436	$30,572,165	$61,266,891	$32,566,796	$20,081,535

Investments, at value	$81,819,025	$84,894,657	$20,312,436	$36,556,645	$64,347,471	$43,411,317	$25,701,664
Cash	—	—	—	16,671	—	—	—
Foreign currency held, at value (1)	228,384	38,892	—	—	—	—	—
Deposit with brokers for securities sold short	773,670	579,014	—	—	—	—	—
Receivables:
Dividends and interest	352,187	560,995	30,289	68,416	98,932	9,974	86,845
Foreign tax reclaim	—	—	—	340	—	—	—
Fund shares sold	32,411	34,021	280,765	44,400	41,061	71,521	5,831
Securities sold	19,047,603	482,187	—	177,694	112,371	13,879	61,359
Swap agreements	2,393	58,680	—	—	—	—	—
Due from adviser	38,934	37,811	10,757	32,776	13,326	12,470	15,454
Forward foreign currency contracts appreciation	4,650	1,310	—	—	—	—	—
Prepaid expenses and other assets	3,723	3,736	1,751	3,348	2,419	2,477	1,203
Swap appreciation	304,733	147,742	—	—	—	—	—

Total Assets	102,607,713	86,839,045	20,635,998	36,900,290	64,615,580	43,521,638	25,872,356

LIABILITIES
Payables:
Fund shares redeemed	45,902	110,495	286,453	24,586	49,359	14,976	911
Securities purchased	28,894,170	14,185,016	1,000,000	115,102	504,453	—	38,198
Securities sold short, at value (proceeds $773,670 and $579,014, respectively)	766,711	576,469	—	—	—	—	—
Swap agreements	374,565	59,078	—	—	—	—	—
Variation margin	35,861	4,669	—	—	—	—	—
Income distributions	2,730	—	532	—	—	—	—
Accrued advisory fees	36,260	36,483	6,442	26,015	50,937	31,509	23,380
Accrued administration fees	21,152	21,282	5,637	10,712	18,767	12,253	7,439
Accrued deferred trustee compensation	20,061	7,346	10,294	13,901	7,616	9,579	857
Accrued distribution and service (12b-1) fees	31,557	32,841	4,027	16,218	27,425	18,907	10,715
Accrued transfer agent fees	24,060	22,889	11,155	23,188	12,962	15,407	7,817
Accrued other	44,892	40,064	18,673	39,093	26,701	31,909	19,950
Forward foreign currency contracts depreciation	36,728	3,785	—	—	—	—	—
Outstanding options written, at value (premiums received $50,404, and $8,011, respectively)	8,504	11,562	—	—	—	—	—
Swap depreciation	307,934	79,980	—	—	—	—	—

Total Liabilities	30,651,087	15,191,959	1,343,213	268,815	698,220	134,540	109,267

NET ASSETS	$71,956,626	$71,647,086	$19,292,785	$36,631,475	$63,917,360	$43,387,098	$25,763,089

(1)	Foreign currency held at cost for the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds were $226,718 and $38,833, respectively.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2006

	PF PIMCO Managed Bond Fund	PF PIMCO Inflation Managed Fund	PF Pacific Life Money Market Fund (1)	PF Salomon Brothers Large-Cap Value Fund	PF Van Kampen Comstock Fund	PF Van Kampen Mid-Cap Growth Fund	PF Van Kampen Real Estate Fund

NET ASSETS CONSIST OF:
Paid-in capital	$72,948,022	$74,343,614	$19,283,985	$28,441,305	$59,580,319	$29,768,056	$19,894,764
Undistributed/accumulated net investment income (loss)	126,850	(128,375)	8,824	(11,587)	112,050	(9,579)	(17,613)
Undistributed/accumulated net realized gain (loss)	(99,598)	(936,024)	(24)	2,217,295	1,144,411	2,784,100	265,809
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(1,018,648)	(1,632,129)	—	5,984,462	3,080,580	10,844,521	5,620,129

NET ASSETS	$71,956,626	$71,647,086	$19,292,785	$36,631,475	$63,917,360	$43,387,098	$25,763,089

Class A Shares:
Net Assets	$68,825,207	$66,103,372	$19,292,785	$34,459,440	$62,447,065	$39,979,557	$25,552,155
Shares of beneficial interest outstanding	6,895,086	6,613,457	19,294,569	2,718,894	4,831,519	3,427,275	1,982,607
Net Asset Value per share*	$9.98	$10.00	$1.00	$12.67	$12.92	$11.67	$12.89
Sales Charge - Maximum is 5.50% of offering price	0.58	0.58	—	0.74	0.75	0.68	0.75

Maximum offering price per share	$10.56	$10.58	$1.00	$13.41	$13.67	$12.35	$13.64

Class B Shares:
Net Assets	$1,049,368	$1,401,558		$572,635	$532,418	$947,574	$96,633
Shares of beneficial interest outstanding	105,342	141,192		45,762	41,767	82,749	7,518
Net Asset Value and offering price per share*	$9.96	$9.93		$12.51	$12.75	$11.45	$12.85

Class C Shares:
Net Assets	$2,082,051	$4,142,156		$1,599,400	$937,877	$2,459,967	$114,301
Shares of beneficial interest outstanding	208,701	417,220		128,140	73,728	215,357	8,897
Net Asset Value and offering price per share*	$9.98	$9.93		$12.48	$12.72	$11.42	$12.85

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	Class B and C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006

	PF Portfolio Optimization Model A	PF Portfolio Optimization Model B	PF Portfolio Optimization Model C	PF Portfolio Optimization Model D	PF Portfolio Optimization Model E	PF Goldman Sachs Short Duration Bond Fund	PF Janus Growth LT Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$—	$—	$—	$—	$—	$115,798	$317,853
Dividends from mutual fund investments	488,203	933,371	2,248,875	1,355,609	244,188	—	—
Interest	1,809	2,787	8,420	9,771	5,154	1,289,823	73,268

Total Investment Income	490,012	936,158	2,257,295	1,365,380	249,342	1,405,621	391,121

EXPENSES
Advisory fees	—	—	—	—	—	239,570	232,780
Administration fees	78,190	188,477	589,760	558,672	209,238	139,749	108,631
Support services expenses	24,054	43,011	117,830	106,500	45,362	37,775	22,227
Custodian fees and expenses	29,658	30,831	38,364	37,233	28,455	16,027	47,795
Shareholder reports	9,215	20,008	60,936	55,361	20,832	15,848	10,199
Distribution and service (12b-1) fees
Class A	49,032	126,280	364,357	327,047	140,756	196,431	149,501
Class B	18,712	81,617	258,194	265,097	87,064	274	4,105
Class C	106,572	203,584	698,067	676,962	229,195	6,147	7,266
Class R (2)	25	373	28	26	26	—	—
Transfer agency out-of-pocket expenses	24,944	55,521	168,233	151,397	58,033	42,354	26,549
Registration fees	46,068	52,451	67,915	69,633	53,791	34,796	33,652
Legal and audit fees	15,267	29,101	83,118	75,061	30,224	20,711	12,377
Trustees’ fees and expenses	4,070	8,627	27,248	24,373	8,931	6,731	4,213
Other	8,337	14,344	31,813	29,182	14,987	16,280	14,669

Total Expenses	414,144	854,225	2,505,863	2,376,544	926,894	772,693	673,964
Adviser Expense Reimbursement	(239,802)	(442,372)	(1,185,218)	(1,107,412)	(469,853)	(150,594)	(140,644)
Distributor Waiver	(105,833)	(259,860)	(834,381)	(798,102)	(298,911)	—	—

Net Expenses	68,509	151,993	486,264	471,030	158,130	622,099	533,320

NET INVESTMENT INCOME (LOSS)	421,503	784,165	1,771,031	894,350	91,212	783,522	(142,199)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap, and forward transactions (1)	48,515	574,965	2,262,081	2,442,873	1,459,742	(232,569)	1,248,856
Futures contracts and written option transactions	—	—	—	—	—	(137,398)	34,406
Foreign currency transactions	—	—	—	—	—	—	12,581
Capital gain distributions from mutual fund investments	80,623	332,525	1,328,517	1,702,992	762,035	—	—

Net Realized Gain (Loss)	129,138	907,490	3,590,598	4,145,865	2,221,777	(369,967)	1,295,843

Net change in unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (1)	294,717	1,981,397	13,286,192	17,473,101	8,340,124	22,806	3,233,186
Futures contracts and written options	—	—	—	—	—	(76,472)	—
Foreign currency transactions	—	—	—	—	—	—	26,520

Change in Net Unrealized Appreciation (Depreciation)	294,717	1,981,397	13,286,192	17,473,101	8,340,124	(53,666)	3,259,706

NET GAIN (LOSS)	423,855	2,888,887	16,876,790	21,618,966	10,561,901	(423,633)	4,555,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$845,358	$3,673,052	$18,647,821	$22,513,316	$10,653,113	$359,889	$4,413,350

(1)	Dividends were net of $14,180 foreign taxes withheld for the PF Janus Growth LT Fund. No foreign tax was withheld on realized and change in unrealized capital gains for all these funds.

(2)	Class R shares commenced operations on September 30, 2005 and are offered to the PF Optimization Models only.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2006

	PF Lazard Mid-Cap Value Fund	PF Lazard International Value Fund	PF Loomis Sayles Large-Cap Growth Fund (1)	PF MFS International Large-Cap Fund	PF NB Fasciano Small Equity Fund (1)	PF Oppenheimer Main Street Core Fund (2)	PF Oppenheimer Emerging Markets Fund (2)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (3)	$441,752	$1,550,325	$414,954	$821,259	$85,160	$364,864	$471,112
Interest	2,735	3,836	45,045	62,364	44,009	23,782	8,527

Total Investment Income	444,487	1,554,161	459,999	883,623	129,169	388,646	479,639

EXPENSES
Advisory fees	230,300	474,295	340,940	469,820	134,335	133,792	125,203
Administration fees	94,829	195,298	125,610	156,607	47,017	72,041	43,821
Support services expenses	26,580	63,548	56,984	35,302	21,442	8,144	4,900
Custodian fees and expenses	30,131	81,407	55,370	214,454	51,309	65,000	420,500
Shareholder reports	9,367	23,152	29,749	16,615	11,218	2,837	1,520
Distribution and service (12b-1) fees
Class A	134,667	270,229	169,238	218,392	62,745	102,916	62,601
Class B	443	3,735	5,610	3,665	3,231	—	—
Class C	1,165	13,802	14,798	6,998	5,613	—	—
Transfer agency out-of-pocket expenses	33,308	60,421	50,227	44,887	9,787	9,154	4,791
Registration fees	27,993	35,415	37,523	35,014	35,282	208	118
Legal and audit fees	15,983	29,648	26,283	22,256	7,817	3,634	9,780
Trustees’ fees and expenses	5,656	9,928	7,860	7,307	1,290	1,673	872
Offering expenses	37,922	—	—	—	—	2,820	6,541
Other	13,637	20,004	17,064	24,046	10,214	9,576	12,239

Total Expenses	661,981	1,280,882	937,256	1,255,363	401,300	411,795	692,886
Adviser Expense Reimbursement	(173,484)	(267,723)	(245,172)	(355,135)	(134,926)	(82,462)	(448,741)

Net Expenses	488,497	1,013,159	692,084	900,228	266,374	329,333	244,145

NET INVESTMENT INCOME (LOSS)	(44,010)	541,002	(232,085)	(16,605)	(137,205)	59,313	235,494

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap, and forward transactions (3)	1,583,263	2,581,987	4,599,810	2,624,975	608,670	298,445	1,092,865
Futures contracts and written option transactions	110,335	7,559	187,084	2,262	74,977	89,508	—
Foreign currency transactions	—	(157,556)	(2,083)	(53,688)	—	202	(36,714)

Net Realized Gain	1,693,598	2,431,990	4,784,811	2,573,549	683,647	388,155	1,056,151

Net change in unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (3)	1,698,565	6,068,451	(1,487,577)	7,199,273	2,037,309	3,008,828	4,469,763
Futures contracts and written options	—	—	3,557	—	(2,352)	—	—
Foreign currency transactions	—	(6,657)	—	(2,380)	—	—	(90)

Change in Net Unrealized Appreciation (Depreciation)	1,698,565	6,061,794	(1,484,020)	7,196,893	2,034,957	3,008,828	4,469,673

NET GAIN	3,392,163	8,493,784	3,300,791	9,770,442	2,718,604	3,396,983	5,525,824

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,348,153	$9,034,786	$3,068,706	$9,753,837	$2,581,399	$3,456,296	$5,761,318

(1)	PF Loomis Sayles Large-Cap Growth and PF NB Fasciano Small Equity Funds were formerly named PF AIM Blue Chip and PF AIM Aggressive Growth Funds, respectively.

(2)	Operations commenced on September 30, 2005.

(3)

Dividends were net of $0, $178,416, $405, $86,165, $548, $81 and $22,284 foreign taxes withheld, respectively. Realized gains on investment security transactions for the PF Oppenheimer Emerging Markets Fund are net of foreign capital gains tax withheld of $22,212. Change in net unrealized appreciation on securities for the PF MFS International Large-Cap and PF Oppenheimer Emerging Markets Funds are net of decrease in deferred foreign capital gains tax of $1,674 and $134,075, respectively.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2006

	PF PIMCO	PF PIMCO		PF Salomon
	Managed	Inflation	PF Pacific Life	Brothers	PF Van Kampen	PF Van Kampen	PF Van Kampen
	Bond	Managed	Money Market	Large-Cap Value	Comstock	Mid-Cap Growth	Real Estate
	Fund	Fund	Fund (1)	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$54,804	$21,935	$861	$953,088	$925,633	$269,045	$472,728
Interest	2,514,264	2,763,485	812,398	13,929	150,275	38,028	—

Total Investment Income	2,569,068	2,785,420	813,259	967,017	1,075,908	307,073	472,728

EXPENSES
Advisory fees	351,170	351,283	90,467	410,438	379,749	342,195	211,262
Administration fees	204,849	204,915	79,159	169,004	139,907	133,076	67,220
Support services expenses	50,466	47,004	27,803	49,256	24,450	30,547	17,183
Custodian fees and expenses	59,723	42,495	26,140	37,318	44,026	43,275	25,044
Shareholder reports	22,107	20,289	11,133	22,451	11,426	16,010	5,570
Distribution and service (12b-1) fees
Class A	275,556	261,326	69,191	230,994	192,692	176,886	95,418
Class B	11,402	14,259	1,795	5,229	4,569	7,723	607
Class C	22,768	48,559	4,871	15,651	9,782	18,723	615
Transfer agency out-of-pocket expenses	58,959	55,776	27,974	61,070	31,658	41,159	20,532
Registration fees	35,365	32,630	30,994	36,220	34,568	34,543	27,155
Legal and audit fees	29,235	26,560	26,261	33,306	14,548	18,795	10,000
Trustees’ fees and expenses	9,304	8,849	4,032	9,636	4,905	6,380	3,495
Offering expenses	—	—	—	—	—	—	36,911
Other	59,140	22,621	9,388	18,241	13,293	14,985	9,876

Total Expenses	1,190,044	1,136,566	409,208	1,098,814	905,573	884,297	530,888
Adviser Expense Reimbursement	(265,770)	(197,676)	(166,678)	(219,212)	(138,900)	(167,673)	(136,561)
Distributor Waiver	—	—	(29,785)	—	—	—	—

Net Expenses	924,274	938,890	212,745	879,602	766,673	716,624	394,327

NET INVESTMENT INCOME (LOSS)	1,644,794	1,846,530	600,514	87,415	309,235	(409,551)	78,401

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap, and forward transactions (2)	(277,058)	(516,489)	(24)	2,965,021	1,900,456	5,788,909	546,548
Closed short positions	(20,232)	11,279	—	—	—	—	—
Futures contracts and written option transactions	439,972	138,435	—	115,221	165,157	99,153	—
Foreign currency transactions	(58,664)	(69,650)	—	(171)	—	—	15

Net Realized Gain (Loss)	84,018	(436,425)	(24)	3,080,071	2,065,613	5,888,062	546,563

Net change in unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (2)	(730,633)	(2,111,306)	—	2,107,511	990,914	4,863,715	5,965,227
Short positions	15,149	(1,193)	—	—	—	—	—
Futures contracts and written options	57,135	(322)	—	—	—	—	—
Foreign currency transactions	(106,096)	(3,628)	—	(18)	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	(764,445)	(2,116,449)	—	2,107,493	990,914	4,863,715	5,965,227

NET GAIN (LOSS)	(680,427)	(2,552,874)	(24)	5,187,564	3,056,527	10,751,777	6,511,790

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$964,367	($706,344)	$600,490	$5,274,979	$3,365,762	$10,342,226	$6,590,191

(1)	Class B and C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005.

(2)

Dividends were net of $0, $0, $0, $17,826, $10,390, $1,267, and $4,259 foreign taxes withheld, respectively. No foreign capital gains tax was withheld on realized and change in unrealized capital gains for all of these funds.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PF Portfolio Optimization		PF Portfolio Optimization		PF Portfolio Optimization
	Model A		Model B		Model C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005

OPERATIONS
Net investment income	$421,503	$122,443	$784,165	$224,303	$1,771,031	$389,638
Net realized gain	129,138	101,961	907,490	201,563	3,590,598	784,685
Net change in unrealized appreciation	294,717	42,929	1,981,397	707,315	13,286,192	3,143,457

Net Increase in Net Assets Resulting from Operations	845,358	267,333	3,673,052	1,133,181	18,647,821	4,317,780

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(207,109)	(79,955)	(462,976)	(195,045)	(1,155,068)	(349,335)
Class B	(32,392)	(9,600)	(116,283)	(46,158)	(299,092)	(103,677)
Class C	(183,732)	(80,037)	(285,513)	(114,632)	(822,892)	(266,646)
Class R (1)	(203)	—	(162)	—	(139)	—
Net realized gains
Class A	(29,914)	(11,708)	(36,613)	(39,753)	(206,873)	(83,398)
Class B	(5,137)	(1,839)	(12,228)	(12,566)	(74,990)	(33,783)
Class C	(28,115)	(14,838)	(30,034)	(30,957)	(200,137)	(89,938)
Class R (1)	(5)	—	(11)	—	(11)	—

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	(486,607)	(197,977)	(943,820)	(439,111)	(2,759,202)	(926,777)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	9,088,361	7,708,691	17,240,990	16,313,119	47,999,401	44,234,234
Class B	992,649	1,238,441	3,829,034	4,426,424	13,368,094	13,817,119
Class C	8,687,538	7,455,702	13,244,683	12,994,985	39,321,633	39,370,763
Class R (1)	10,021	—	307,636	—	12,244	—
Dividends and distribution reinvestments
Class A	219,456	88,651	454,795	218,240	1,252,677	410,402
Class B	37,529	10,397	116,412	58,207	353,682	133,793
Class C	200,788	91,445	302,221	137,435	980,599	342,801
Class R (1)	208	—	173	—	150	—
Cost of shares repurchased
Class A	(7,855,627)	(1,528,911)	(10,348,146)	(2,416,936)	(14,827,844)	(4,956,243)
Class B	(583,459)	(254,285)	(1,992,856)	(894,911)	(3,877,077)	(657,815)
Class C	(6,613,432)	(2,404,615)	(6,097,870)	(3,357,470)	(10,626,292)	(5,586,638)
Class R (1)	(11)	—	(24,020)	—	(3)	—

Net Increase in Net Assets from Capital Share Transactions	4,184,021	12,405,516	17,033,052	27,479,093	73,957,264	87,108,416

NET INCREASE IN NET ASSETS	4,542,772	12,474,872	19,762,284	28,173,163	89,845,883	90,499,419

NET ASSETS
Beginning of Year	18,619,735	6,144,863	41,737,408	13,564,245	125,706,677	35,207,258

End of Year	$23,162,507	$18,619,735	$61,499,692	$41,737,408	$215,552,560	$125,706,677

Undistributed Net Investment Income	$63,556	$29,524	$102,024	$40,113	$128,720	$37,764

(1)	Class R shares commenced operations on September 30, 2005 and are offered to the PF Portfolio Optimization Models only.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Portfolio Optimization		PF Portfolio Optimization		PF Goldman Sachs
	Model D		Model E		Short Duration Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005

OPERATIONS
Net investment income (loss)	$894,350	$147,133	$91,212	($16,662)	$783,522	$221,881
Net realized gain (loss)	4,145,865	828,610	2,221,777	234,789	(369,967)	(154,351)
Net change in unrealized appreciation (depreciation)	17,473,101	3,782,782	8,340,124	1,994,245	(53,666)	(331,773)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,513,316	4,758,525	10,653,113	2,212,372	359,889	(264,243)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(873,900)	(194,088)	(297,790)	(34,000)	(781,958)	(240,151)
Class B	(251,905)	(46,600)	(62,760)	—	(413)	(51)
Class C	(654,629)	(124,553)	(157,638)	—	(8,887)	(2,267)
Class R (1)	(118)	—	(95)	—	—	—
Net realized gains
Class A	(276,939)	(79,868)	(125,833)	(42,149)	—	(30,850)
Class B	(114,447)	(36,432)	(38,611)	(15,110)	—	(16)
Class C	(291,154)	(88,848)	(107,188)	(44,214)	—	(272)
Class R (1)	(13)	—	(12)	—	—	—

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	(2,463,105)	(570,389)	(789,927)	(135,473)	(791,258)	(273,607)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	49,232,539	32,837,504	20,370,094	11,903,632	23,164,325	23,363,478
Class B	15,372,124	12,368,615	6,897,377	3,882,486	32,356	13,025
Class C	40,732,993	36,388,144	19,453,506	14,613,609	397,990	694,686
Class R (1)	10,663	—	10,011	—	—	—
Dividends and distribution reinvestments
Class A	1,084,413	249,956	414,265	75,834	781,958	270,766
Class B	353,194	81,620	96,251	14,486	357	67
Class C	914,490	209,147	258,489	42,948	7,879	2,399
Class R (1)	131	—	107	—	—	—
Cost of shares repurchased
Class A	(9,067,393)	(4,063,303)	(4,358,584)	(2,753,189)	(13,908,845)	(1,388,781)
Class B	(2,843,443)	(1,244,222)	(1,643,463)	(490,578)	(24,781)	(9,971)
Class C	(7,969,861)	(2,959,284)	(10,144,931)	(5,966,870)	(391,123)	(172,662)
Class R (1)	(1)	—	—	—	—	—

Net Increase in Net Assets from Capital Share Transactions	87,819,849	73,868,177	31,353,122	21,322,358	10,060,116	22,773,007

NET INCREASE IN NET ASSETS	107,870,060	78,056,313	41,216,308	23,399,257	9,628,747	22,235,157

NET ASSETS
Beginning of Year	111,098,875	33,042,562	41,863,002	18,463,745	35,924,965	13,689,808

End of Year	$218,968,935	$111,098,875	$83,079,310	$41,863,002	$45,553,712	$35,924,965

Undistributed/Accumulated Net Investment Income (Loss)	($9,890)	($2,742)	($1,196)	($1,195)	($1,965)	$5,773

(1)	Class R shares commenced operations on September 30, 2005 and are offered to the PF Portfolio Optimization Models only.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Janus		PF Lazard		PF Lazard
	Growth LT Fund		Mid-Cap Value Fund		International Value Fund

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2006	March 31, 2005	March 31, 2006	March 31, 2005 (1)	March 31, 2006	March 31, 2005

OPERATIONS
Net investment income (loss)	($142,199)	($75,475)	($44,010)	($17,934)	$541,002	$210,387
Net realized gain (loss)	1,295,843	127,537	1,693,598	102,512	2,431,990	(74,743)
Net change in unrealized appreciation (depreciation)	3,259,706	561,882	1,698,565	(47,960)	6,061,794	4,753,365

Net Increase in Net Assets Resulting from Operations	4,413,350	613,944	3,348,153	36,618	9,034,786	4,889,009

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(19,869)	—	(285,630)	(51,361)
Class B	—	—	—	—	(389)	—
Class C	—	—	(59)	—	(2,236)	—
Net realized gains
Class A	—	—	(1,230,191)	—	(610,482)	(464,854)
Class B	—	—	(2,960)	—	(4,582)	(5,764)
Class C	—	—	(7,028)	—	(17,324)	(14,769)

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	—	—	(1,260,107)	—	(920,643)	(536,748)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	27,671,881	8,414,454	11,590,066	33,637,096	26,179,615	27,621,826
Class B	73,432	105,612	38,014	32,650	126,806	147,735
Class C	1,182,947	338,137	147,705	74,026	463,143	567,562
Dividends and distribution reinvestments
Class A	—	—	1,247,915	—	892,078	515,467
Class B	—	—	2,960	—	4,799	4,688
Class C	—	—	6,862	—	19,292	14,702
Cost of shares repurchased
Class A	(7,770,226)	(1,414,751)	(16,380,349)	(8,219,609)	(28,067,047)	(1,526,143)
Class B	(89,586)	(34,726)	(12,791)	—	(208,681)	(66,007)
Class C	(873,683)	(279,502)	(106,119)	—	(353,815)	(281,510)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,194,765	7,129,224	(3,465,737)	25,524,163	(943,810)	26,998,320

NET INCREASE (DECREASE) IN NET ASSETS	24,608,115	7,743,168	(1,377,691)	25,560,781	7,170,333	31,350,581

NET ASSETS
Beginning of Year/Period	20,429,641	12,686,473	25,560,781	—	52,461,991	21,111,410

End of Year/Period	$45,037,756	$20,429,641	$24,183,090	$25,560,781	$59,632,324	$52,461,991

Undistributed/Accumulated Net Investment Income (Loss)	($18,995)	$13,066	($1,292)	$19,470	$119,119	$16,369

(1)	Operations commenced on December 31, 2004.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Loomis Sayles Large-Cap Growth Fund (1)		PF MFS International Large-Cap Fund		PF NB Fasciano Small Equity Fund (2)

	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005

OPERATIONS
Net investment loss	($232,085)	($38,667)	($16,605)	($33,372)	($137,205)	($139,113)
Net realized gain (loss)	4,784,811	(352,920)	2,573,549	(174,235)	683,647	1,797,957
Net change in unrealized appreciation (depreciation)	(1,484,020)	509,409	7,196,893	3,540,468	2,034,957	(1,113,634)

Net Increase in Net Assets Resulting from Operations	3,068,706	117,822	9,753,837	3,332,861	2,581,399	545,210

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(119,809)	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net realized gains
Class A	—	—	(728,896)	(393,509)	(1,597,397)	(260,748)
Class B	—	—	(6,357)	(5,397)	(53,879)	(7,068)
Class C	—	—	(12,331)	(5,069)	(104,373)	(13,797)

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	—	—	(867,393)	(403,975)	(1,755,649)	(281,613)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	11,125,992	23,903,116	20,720,796	21,043,935	15,136,648	7,019,974
Class B	128,630	107,633	109,987	131,639	125,718	68,575
Class C	465,243	699,324	360,946	404,665	86,036	308,946
Dividends and distribution reinvestments
Class A	—	—	844,826	393,369	1,575,875	258,606
Class B	—	—	6,152	4,018	53,879	7,068
Class C	—	—	12,147	5,069	103,005	13,797
Cost of shares repurchased
Class A	(39,854,311)	(2,295,870)	(15,710,900)	(1,445,515)	(472,672)	(8,874,274)
Class B	(96,115)	(73,287)	(141,072)	(38,492)	(32,500)	(63,684)
Class C	(264,451)	(413,586)	(206,799)	(93,150)	(204,552)	(114,300)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,495,012)	21,927,330	5,996,083	20,405,538	16,371,437	(1,375,292)

NET INCREASE (DECREASE) IN NET ASSETS	(25,426,306)	22,045,152	14,882,527	23,334,424	17,197,187	(1,111,695)

NET ASSETS
Beginning of Year	47,040,295	24,995,143	39,178,960	15,844,536	7,984,149	9,095,844

End of Year	$21,613,989	$47,040,295	$54,061,487	$39,178,960	$25,181,336	$7,984,149

Accumulated Net Investment Loss	($20,495)	($19,427)	($27,703)	($43,634)	($5,547)	($5,752)

(1)	Formerly named PF AIM Blue Chip Fund.

(2)	Formerly named PF AIM Aggressive Growth Fund.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Oppenheimer Main Street Core Fund	PF Oppenheimer Emerging Markets Fund	PF PIMCO Managed Bond Fund		PF PIMCO Inflation Managed Fund

	Period Ended March 31, 2006 (1)	Period Ended March 31, 2006 (1)	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005

OPERATIONS
Net investment income	$59,313	$235,494	$1,644,794	$453,963	$1,846,530	$573,909
Net realized gain (loss)	388,155	1,056,151	84,018	809,383	(436,425)	378,982
Net change in unrealized appreciation (depreciation)	3,008,828	4,469,673	(764,445)	(899,022)	(2,116,449)	(110,249)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,456,296	5,761,318	964,367	364,324	(706,344)	842,642

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(74,605)	(230,044)	(1,513,717)	(779,845)	(2,386,687)	(582,114)
Class B	—	—	(24,396)	(20,998)	(60,677)	(19,286)
Class C	—	—	(47,907)	(47,916)	(194,195)	(118,529)
Net realized gains
Class A	—	(774)	—	(681,854)	(34,299)	(728,503)
Class B	—	—	—	(23,616)	(1,006)	(28,316)
Class C	—	—	—	(54,667)	(3,722)	(175,898)

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	(74,605)	(230,818)	(1,586,020)	(1,608,896)	(2,680,586)	(1,652,646)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	60,118,138	27,749,239	34,290,082	25,351,645	42,314,028	22,634,655
Class B	—	—	116,710	422,813	476,346	599,839
Class C	—	—	1,016,757	1,118,396	1,610,629	4,071,866
Dividends and distribution reinvestments
Class A	74,605	230,818	1,481,604	1,409,209	2,398,557	1,300,593
Class B	—	—	22,656	41,282	55,805	45,117
Class C	—	—	44,749	94,224	178,232	272,560
Cost of shares repurchased
Class A	(9,644,719)	(34,792)	(8,879,511)	(2,906,831)	(11,985,770)	(3,121,567)
Class B	—	—	(220,199)	(260,619)	(250,024)	(111,116)
Class C	—	—	(1,328,603)	(1,080,247)	(3,110,695)	(2,560,336)

Net Increase in Net Assets from Capital Share Transactions	50,548,024	27,945,265	26,544,245	24,189,872	31,687,108	23,131,611

NET INCREASE IN NET ASSETS	53,929,715	33,475,765	25,922,592	22,945,300	28,300,178	22,321,607

NET ASSETS
Beginning of Period/Year	—	—	46,034,034	23,088,734	43,346,908	21,025,301

End of Period/Year	$53,929,715	$33,475,765	$71,956,626	$46,034,034	$71,647,086	$43,346,908

Undistributed/Accumulated Net Investment Income (Loss)	$24,162	$4,724	$126,850	$237,751	($128,375)	$82,018

(1)	Operations commenced on September 30, 2005.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Pacific Life Money Market Fund (1)		PF Salomon Brothers Large-Cap Value Fund		PF Van Kampen Comstock Fund

	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005

OPERATIONS
Net investment income	$600,514	$153,259	$87,415	$203,352	$309,235	$93,866
Net realized gain (loss)	(24)	(7)	3,080,071	671,715	2,065,613	1,491,523
Net change in unrealized appreciation	—	—	2,107,493	938,647	990,914	372,160

Net Increase in Net Assets Resulting from Operations	600,490	153,252	5,274,979	1,813,714	3,365,762	1,957,549

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(585,460)	(143,532)	(100,824)	(200,695)	(226,345)	(75,062)
Class B	(4,201)	(2,106)	(785)	—	—	—
Class C	(10,853)	(7,567)	(1,683)	—	(657)	(491)
Net realized gains
Class A	—	—	(8,349)	—	(1,586,586)	—
Class B	—	—	(152)	—	(18,421)	—
Class C	—	—	(442)	—	(41,338)	—

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	(600,514)	(153,205)	(112,235)	(200,695)	(1,873,347)	(75,553)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A (1)	26,799,152	16,732,059	20,423,579	26,154,271	45,688,937	10,064,547
Class B	189,675	881,811	100,259	150,380	155,448	138,195
Class C	2,003,182	8,159,389	213,292	663,039	504,360	696,356
Dividends and distribution reinvestments
Class A	578,993	142,409	108,484	199,478	1,810,860	74,771
Class B	4,086	1,999	914	—	18,405	—
Class C	9,277	6,780	2,121	—	40,989	471
Cost of shares repurchased
Class A	(30,426,529)	(9,160,559)	(41,430,393)	(2,782,015)	(9,526,495)	(861,781)
Class B (1)	(866,017)	(955,313)	(91,489)	(216,725)	(45,760)	(239,947)
Class C (1)	(5,270,328)	(5,864,157)	(330,609)	(456,033)	(498,721)	(101,912)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,978,509)	9,944,418	(21,003,842)	23,712,395	38,148,023	9,770,700

NET INCREASE (DECREASE) IN NET ASSETS	(6,978,533)	9,944,465	(15,841,098)	25,325,414	39,640,438	11,652,696

NET ASSETS
Beginning of Year	26,271,318	16,326,853	52,472,573	27,147,159	24,276,922	12,624,226

End of Year	$19,292,785	$26,271,318	$36,631,475	$52,472,573	$63,917,360	$24,276,922

Undistributed/Accumulated Net Investment Income (Loss)	$8,824	$8,448	($11,587)	$23,592	$112,050	$29,817

(1)

Class B and Class C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005. In connection with the conversion in the PF Pacific Life Money Market Fund from Class B and Class C to Class A, 783,748 shares (valued at $783,748) from Class B and 1,237,985 shares (valued at $1,237,985) from Class C were converted for 2,021,733 shares (valued at $2,021,733) of Class A.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Van Kampen Mid-Cap Growth Fund		PF Van Kampen Real Estate Fund

	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Period Ended March 31, 2005 (1)

OPERATIONS
Net investment income (loss)	($409,551)	($433,436)	$78,401	$50,443
Net realized gain (loss)	5,888,062	189,883	546,563	(1,996)
Net change in unrealized appreciation (depreciation)	4,863,715	3,985,375	5,965,227	(345,098)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,342,226	3,741,822	6,590,191	(296,651)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(306,317)	(22,627)
Class B	—	—	(867)	(10)
Class C	—	—	(1,019)	(48)
Net realized gains
Class A	—	—	(150,900)	—
Class B	—	—	(572)	—
Class C	—	—	(689)	—

Net Decrease in Net Assets from Dividends and Distributions to Shareholders	—	—	(460,364)	(22,685)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	9,529,295	17,109,249	5,480,368	18,966,370
Class B	203,351	173,279	101,896	18,222
Class C	852,727	515,228	82,175	32,845
Dividends and distribution reinvestments
Class A	—	—	457,217	22,627
Class B	—	—	1,439	10
Class C	—	—	1,663	40
Cost of shares repurchased
Class A	(16,057,697)	(2,165,589)	(330,501)	(4,817,859)
Class B	(129,615)	(72,481)	(40,824)	—
Class C	(338,536)	(166,374)	(23,090)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,940,475)	15,393,312	5,730,343	14,222,255

NET INCREASE IN NET ASSETS	4,401,751	19,135,134	11,860,170	13,902,919

NET ASSETS
Beginning of Year	38,985,347	19,850,213	13,902,919	—

End of Year	$43,387,098	$38,985,347	$25,763,089	$13,902,919

Undistributed/Accumulated Net Investment Income (Loss)	($9,579)	($9,036)	($17,613)	$56,788

(1)	Operations commenced on December 31, 2004.

See Notes to Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities
		Net Asset Value, Beginning of Year or Period	Net Investment Income		Net Realized and Unrealized Gain	Total from Investment Operations

PF Portfolio Optimization Model A
Class A:	4/1/2005 - 3/31/2006 (4)	$10.18	$0.22		$0.20	$0.42
	4/1/2004 - 3/31/2005 (4)	10.15	0.13		0.05	0.18
	12/31/2003 - 3/31/2004 (4)	10.00	0.02		0.13	0.15

Class B:	4/1/2005 - 3/31/2006 (4)	$10.14	$0.17		$0.20	$0.37
	4/1/2004 - 3/31/2005 (4)	10.14	0.08		0.04	0.12
	12/31/2003 - 3/31/2004 (4)	10.00	—	(7)	0.14	0.14

Class C:	4/1/2005 - 3/31/2006 (4)	$10.13	$0.17		$0.20	$0.37
	4/1/2004 - 3/31/2005 (4)	10.13	0.08		0.04	0.12
	12/31/2003 - 3/31/2004 (4)	10.00	—	(7)	0.13	0.13

Class R:	9/30/2005 - 3/31/2006 (4),(5)	$10.35	$0.11		$0.09	$0.20

PF Portfolio Optimization Model B
Class A:	4/1/2005 - 3/31/2006 (4)	$10.33	$0.18		$0.57	$0.75
	4/1/2004 - 3/31/2005 (4)	10.14	0.11		0.22	0.33
	12/31/2003 - 3/31/2004 (4)	10.00	0.01		0.13	0.14

Class B:	4/1/2005 - 3/31/2006 (4)	$10.29	$0.13		$0.56	$0.69
	4/1/2004 - 3/31/2005 (4)	10.13	0.06		0.21	0.27
	12/31/2003 - 3/31/2004 (4)	10.00	—	(7)	0.13	0.13

Class C:	4/1/2005 - 3/31/2006 (4)	$10.29	$0.13		$0.57	$0.70
	4/1/2004 - 3/31/2005 (4)	10.13	0.06		0.21	0.27
	12/31/2003 - 3/31/2004 (4)	10.00	—	(7)	0.13	0.13

Class R:	9/30/2005 - 3/31/2006 (4),(5)	$10.67	$0.09		$0.29	$0.38

PF Portfolio Optimization Model C
Class A:	4/1/2005 - 3/31/2006 (4)	$10.54	$0.15		$1.06	$1.21
	4/1/2004 - 3/31/2005 (4)	10.14	0.08		0.43	0.51
	12/31/2003 - 3/31/2004 (4)	10.00	0.01		0.13	0.14

Class B:	4/1/2005 - 3/31/2006 (4)	$10.50	$0.09		$1.07	$1.16
	4/1/2004 - 3/31/2005 (4)	10.13	0.03		0.43	0.46
	12/31/2003 - 3/31/2004 (4)	10.00	—	(7)	0.13	0.13

Class C:	4/1/2005 - 3/31/2006 (4)	$10.49	$0.09		$1.07	$1.16
	4/1/2004 - 3/31/2005 (4)	10.12	0.03		0.43	0.46
	12/31/2003 - 3/31/2004 (4)	10.00	—	(7)	0.12	0.12

Class R:	9/30/2005 - 3/31/2006 (4),(5)	$11.05	$0.07		$0.60	$0.67

		Distributions
		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Portfolio Optimization Model A
Class A:	4/1/2005 - 3/31/2006 (4)	($0.23)	($0.03)	($0.26)	$10.34
	4/1/2004 - 3/31/2005 (4)	(0.13)	(0.02)	(0.15)	10.18
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.15

Class B:	4/1/2005 - 3/31/2006 (4)	($0.18)	($0.03)	($0.21)	$10.30
	4/1/2004 - 3/31/2005 (4)	(0.10)	(0.02)	(0.12)	10.14
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.14

Class C:	4/1/2005 - 3/31/2006 (4)	($0.18)	($0.03)	($0.21)	$10.29
	4/1/2004 - 3/31/2005 (4)	(0.10)	(0.02)	(0.12)	10.13
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

Class R:	9/30/2005 - 3/31/2006 (4),(5)	($0.21)	($0.01)	($0.22)	$10.33

PF Portfolio Optimization Model B
Class A:	4/1/2005 - 3/31/2006 (4)	($0.19)	($0.02)	($0.21)	$10.87
	4/1/2004 - 3/31/2005 (4)	(0.12)	(0.02)	(0.14)	10.33
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.14

Class B:	4/1/2005 - 3/31/2006 (4)	($0.14)	($0.02)	($0.16)	$10.82
	4/1/2004 - 3/31/2005 (4)	(0.09)	(0.02)	(0.11)	10.29
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

Class C:	4/1/2005 - 3/31/2006 (4)	($0.14)	($0.02)	($0.16)	$10.83
	4/1/2004 - 3/31/2005 (4)	(0.09)	(0.02)	(0.11)	10.29
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

Class R:	9/30/2005 - 3/31/2006 (4),(5)	($0.17)	($0.01)	($0.18)	$10.87

PF Portfolio Optimization Model C
Class A:	4/1/2005 - 3/31/2006 (4)	($0.16)	($0.03)	($0.19)	$11.56
	4/1/2004 - 3/31/2005 (4)	(0.09)	(0.02)	(0.11)	10.54
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.14

Class B:	4/1/2005 - 3/31/2006 (4)	($0.12)	($0.03)	($0.15)	$11.51
	4/1/2004 - 3/31/2005 (4)	(0.07)	(0.02)	(0.09)	10.50
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.13

Class C:	4/1/2005 - 3/31/2006 (4)	($0.12)	($0.03)	($0.15)	$11.50
	4/1/2004 - 3/31/2005 (4)	(0.07)	(0.02)	(0.09)	10.49
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.12

Class R:	9/30/2005 - 3/31/2006 (4),(5)	($0.15)	($0.01)	($0.16)	$11.56

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)		Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Portfolio Turnover Rates

PF Portfolio Optimization Model A
Class A:	4/1/2005 - 3/31/2006 (4)	4.12%	$9,887	0.03%	1.57%		2.17%	66.26%
	4/1/2004 - 3/31/2005 (4)	1.74%	8,262	0.00%	2.35	% (6)	1.29%	20.21%
	12/31/2003 - 3/31/2004 (4)	1.50%	1,957	0.00%	4.50	% (6)	0.61%	9.38%

Class B:	4/1/2005 - 3/31/2006 (4)	3.56%	$1,923	0.53%	2.07%		1.67%	66.26%
	4/1/2004 - 3/31/2005 (4)	1.25%	1,450	0.50%	2.85	% (6)	0.79%	20.21%
	12/31/2003 - 3/31/2004 (4)	1.40%	449	0.50%	5.00	% (6)	0.11%	9.38%

Class C:	4/1/2005 - 3/31/2006 (4)	3.65%	$11,342	0.53%	2.07%		1.67%	66.26%
	4/1/2004 - 3/31/2005 (4)	1.18%	8,908	0.50%	2.85	% (6)	0.79%	20.21%
	12/31/2003 - 3/31/2004 (4)	1.30%	3,739	0.50%	5.00	% (6)	0.11%	9.38%

Class R:	9/30/2005 - 3/31/2006 (4),(5)	1.90%	$10	0.03%	1.57%		2.17%	66.26%

PF Portfolio Optimization Model B
Class A:	4/1/2005 - 3/31/2006 (4)	7.23%	$28,292	0.02%	1.32%		1.72%	37.91%
	4/1/2004 - 3/31/2005 (4)	3.28%	19,664	0.00%	1.74	% (6)	1.05%	7.82%
	12/31/2003 - 3/31/2004 (4)	1.40%	5,197	0.00%	2.86	% (6)	0.46%	2.81%

Class B:	4/1/2005 - 3/31/2006 (4)	6.70%	$9,058	0.52%	1.82%		1.22%	37.91%
	4/1/2004 - 3/31/2005 (4)	2.69%	6,699	0.50%	2.24	% (6)	0.55%	7.82%
	12/31/2003 - 3/31/2004 (4)	1.30%	3,013	0.50%	3.36	% (6)	(0.04%)	2.81%

Class C:	4/1/2005 - 3/31/2006 (4)	6.80%	$23,860	0.52%	1.82%		1.22%	37.91%
	4/1/2004 - 3/31/2005 (4)	2.70%	15,375	0.50%	2.24	% (6)	0.55%	7.82%
	12/31/2003 - 3/31/2004 (4)	1.30%	5,354	0.50%	3.36	% (6)	(0.04%)	2.81%

Class R:	9/30/2005 - 3/31/2006 (4),(5)	3.63%	$290	0.02%	1.32%		1.72%	37.91%

PF Portfolio Optimization Model C
Class A:	4/1/2005 - 3/31/2006 (4)	11.58%	$95,079	0.00%	1.20%		1.33%	26.54%
	4/1/2004 - 3/31/2005 (4)	5.09%	53,783	0.00%	1.41	% (6)	0.82%	5.78%
	12/31/2003 - 3/31/2004 (4)	1.40%	12,743	0.00%	2.31	% (6)	0.36%	0.86%

Class B:	4/1/2005 - 3/31/2006 (4)	11.10%	$31,687	0.50%	1.70%		0.83%	26.54%
	4/1/2004 - 3/31/2005 (4)	4.55%	19,414	0.50%	1.91	% (6)	0.32%	5.78%
	12/31/2003 - 3/31/2004 (4)	1.30%	5,594	0.50%	2.81	% (6)	(0.14%)	0.86%

Class C:	4/1/2005 - 3/31/2006 (4)	11.12%	$88,774	0.50%	1.70%		0.83%	26.54%
	4/1/2004 - 3/31/2005 (4)	4.53%	52,510	0.50%	1.91	% (6)	0.32%	5.78%
	12/31/2003 - 3/31/2004 (4)	1.20%	16,870	0.50%	2.81	% (6)	(0.14%)	0.86%

Class R:	9/30/2005 - 3/31/2006 (4),(5)	6.16%	$13	0.00%	1.20%		1.33%	26.54%

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Portfolio Optimization Model D
Class A:	4/1/2005 - 3/31/2006 (4)	$10.66	$0.10	$1.44	$1.54
	4/1/2004 - 3/31/2005 (4)	10.11	0.05	0.58	0.63
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.10	0.11

Class B:	4/1/2005 - 3/31/2006 (4)	$10.63	$0.04	$1.45	$1.49
	4/1/2004 - 3/31/2005 (4)	10.10	— (7)	0.58	0.58
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.11	0.10

Class C:	4/1/2005 - 3/31/2006 (4)	$10.61	$0.04	$1.45	$1.49
	4/1/2004 - 3/31/2005 (4)	10.09	— (7)	0.57	0.57
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.10	0.09

Class R:	9/30/2005 - 3/31/2006 (4),(5)	$11.28	$0.05	$0.83	$0.88

PF Portfolio Optimization Model E
Class A:	4/1/2005 - 3/31/2006 (4)	$10.75	$0.05	$1.94	$1.99
	4/1/2004 - 3/31/2005 (4)	10.08	0.02	0.70	0.72
	12/31/2003 - 3/31/2004 (4)	10.00	— (7)	0.08	0.08

Class B:	4/1/2005 - 3/31/2006 (4)	$10.72	($0.01)	$1.94	$1.93
	4/1/2004 - 3/31/2005 (4)	10.07	(0.03)	0.71	0.68
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.08	0.07

Class C:	4/1/2005 - 3/31/2006 (4)	$10.72	($0.01)	$1.93	$1.92
	4/1/2004 - 3/31/2005 (4)	10.07	(0.03)	0.71	0.68
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.08	0.07

Class R:	9/30/2005 - 3/31/2006 (4),(5)	$11.50	$0.02	$1.17	$1.19

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$9.85	$0.19	($0.09)	$0.10
	4/1/2004 - 3/31/2005 (4)	10.09	0.09	(0.22)	(0.13)
	12/31/2003 - 3/31/2004 (4)	10.00	0.01	0.08	0.09

Class B:	4/1/2005 - 3/31/2006 (4)	$9.85	$0.14	($0.11)	$0.03
	4/1/2004 - 3/31/2005 (4)	10.08	0.04	(0.21)	(0.17)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.09	0.08

Class C:	4/1/2005 - 3/31/2006 (4)	$9.83	$0.14	($0.09)	$0.05
	4/1/2004 - 3/31/2005 (4)	10.08	0.04	(0.22)	(0.18)
	12/31/2003 - 3/31/2004 (4)	10.00	(0.01)	0.09	0.08

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Portfolio Optimization Model D
Class A:	4/1/2005 - 3/31/2006 (4)	($0.13)	($0.05)	($0.18)	$12.02
	4/1/2004 - 3/31/2005 (4)	(0.06)	(0.02)	(0.08)	10.66
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.11

Class B:	4/1/2005 - 3/31/2006 (4)	($0.10)	($0.05)	($0.15)	$11.97
	4/1/2004 - 3/31/2005 (4)	(0.03)	(0.02)	(0.05)	10.63
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.10

Class C:	4/1/2005 - 3/31/2006 (4)	($0.10)	($0.05)	($0.15)	$11.95
	4/1/2004 - 3/31/2005 (4)	(0.03)	(0.02)	(0.05)	10.61
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.09

Class R:	9/30/2005 - 3/31/2006 (4),(5)	($0.13)	($0.01)	($0.14)	$12.02

PF Portfolio Optimization Model E
Class A:	4/1/2005 - 3/31/2006 (4)	($0.11)	($0.06)	($0.17)	$12.57
	4/1/2004 - 3/31/2005 (4)	(0.02)	(0.03)	(0.05)	10.75
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.08

Class B:	4/1/2005 - 3/31/2006 (4)	($0.07)	($0.06)	($0.13)	$12.52
	4/1/2004 - 3/31/2005 (4)	—	(0.03)	(0.03)	10.72
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.07

Class C:	4/1/2005 - 3/31/2006 (4)	($0.07)	($0.06)	($0.13)	$12.51
	4/1/2004 - 3/31/2005 (4)	—	(0.03)	(0.03)	10.72
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.07

Class R:	9/30/2005 - 3/31/2006 (4),(5)	($0.11)	($0.01)	($0.12)	$12.57

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.19)	$—	($0.19)	$9.76
	4/1/2004 - 3/31/2005 (4)	(0.09)	(0.02)	(0.11)	9.85
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.09

Class B:	4/1/2005 - 3/31/2006 (4)	($0.14)	$—	($0.14)	$9.74
	4/1/2004 - 3/31/2005 (4)	(0.04)	(0.02)	(0.06)	9.85
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.08

Class C:	4/1/2005 - 3/31/2006 (4)	($0.14)	$—	($0.14)	$9.74
	4/1/2004 - 3/31/2005 (4)	(0.05)	(0.02)	(0.07)	9.83
	12/31/2003 - 3/31/2004 (4)	—	—	—	10.08

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)		Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Portfolio Turnover Rates

PF Portfolio Optimization Model D
Class A:	4/1/2005 - 3/31/2006 (4)	14.59%	$93,498	0.00%	1.19%		0.86%	27.98%
	4/1/2004 - 3/31/2005 (4)	6.26%	43,986	0.00%	1.43	% (6)	0.52%	10.16%
	12/31/2003 - 3/31/2004 (4)	1.10%	13,362	0.00%	2.47	%(6)	0.22%	0.68%

Class B:	4/1/2005 - 3/31/2006 (4)	14.09%	$35,154	0.50%	1.69%		0.36%	27.98%
	4/1/2004 - 3/31/2005 (4)	5.79%	18,954	0.50%	1.93	% (6)	0.02%	10.16%
	12/31/2003 - 3/31/2004 (4)	1.00%	6,962	0.50%	2.97	% (6)	(0.28%)	0.68%

Class C:	4/1/2005 - 3/31/2006 (4)	14.13%	$90,306	0.50%	1.69%		0.36%	27.98%
	4/1/2004 - 3/31/2005 (4)	5.72%	48,159	0.50%	1.93	% (6)	0.02%	10.16%
	12/31/2003 - 3/31/2004 (4)	0.90%	12,719	0.50%	2.97	% (6)	(0.28%)	0.68%

Class R:	9/30/2005 - 3/31/2006 (4),(5)	7.92%	$11	0.00%	1.19%		0.86%	27.98%

PF Portfolio Optimization Model E
Class A:	4/1/2005 - 3/31/2006 (4)	18.59%	$39,397	0.00%	1.29%		0.42%	42.51%
	4/1/2004 - 3/31/2005 (4)	7.17%	18,244	0.00%	1.75	% (6)	0.23%	22.37%
	12/31/2003 - 3/31/2004 (4)	0.80%	8,187	0.00%	2.52	% (6)	0.09%	0.00%

Class B:	4/1/2005 - 3/31/2006 (4)	18.11%	$12,889	0.50%	1.79%		(0.08%)	42.51%
	4/1/2004 - 3/31/2005 (4)	6.75%	6,110	0.50%	2.25	% (6)	(0.27%)	22.37%
	12/31/2003 - 3/31/2004 (4)	0.70%	2,409	0.50%	3.02	% (6)	(0.41%)	0.00%

Class C:	4/1/2005 - 3/31/2006 (4)	18.00%	$30,782	0.50%	1.79%		(0.08%)	42.51%
	4/1/2004 - 3/31/2005 (4)	6.75%	17,510	0.50%	2.25	% (6)	(0.27%)	22.37%
	12/31/2003 - 3/31/2004 (4)	0.70%	7,868	0.50%	3.02	% (6)	(0.41%)	0.00%

Class R:	9/30/2005 - 3/31/2006 (4),(5)	10.44%	$11	0.00%	1.29%		0.42%	42.51%

PF Goldman Sachs Short Duration Bond Fund
Class A:	4/1/2005 - 3/31/2006 (4)	1.03%	$44,945	1.55%	1.93%		1.97%	91.81%
	4/1/2004 - 3/31/2005 (4)	(1.34%)	35,333	1.55%	2.34%		0.93%	203.81%
	12/31/2003 - 3/31/2004 (4)	0.90%	13,617	1.55%	2.72%		0.23%	144.88%

Class B:	4/1/2005 - 3/31/2006 (4)	0.35%	$20	2.05%	2.43%		1.47%	91.81%
	4/1/2004 - 3/31/2005 (4)	(1.77%)	13	2.05%	2.84%		0.43%	203.81%
	12/31/2003 - 3/31/2004 (4)	0.80%	10	2.05%	3.22%		(0.27%)	144.88%

Class C:	4/1/2005 - 3/31/2006 (4)	0.52%	$588	2.05%	2.43%		1.47%	91.81%
	4/1/2004 - 3/31/2005 (4)	(1.81%)	579	2.05%	2.84%		0.43%	203.81%
	12/31/2003 - 3/31/2004 (4)	0.80%	62	2.05%	3.22%		(0.27%)	144.88%

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Janus Growth LT Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$10.64	($0.05)	$1.64	$1.59
	4/1/2004 - 3/31/2005 (4)	10.34	(0.05)	0.35	0.30
	4/1/2003 - 3/31/2004 (4)	7.62	(0.10)	2.82	2.72
	4/1/2002 - 3/31/2003	10.32	(0.08)	(2.62)	(2.70)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.04)	0.39	0.35

Class B:	4/1/2005 - 3/31/2006 (4)	$10.49	($0.11)	$1.62	$1.51
	4/1/2004 - 3/31/2005 (4)	10.24	(0.10)	0.35	0.25
	4/1/2003 - 3/31/2004 (4)	7.58	(0.15)	2.81	2.66
	4/1/2002 - 3/31/2003	10.30	(0.06)	(2.66)	(2.72)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33

Class C:	4/1/2005 - 3/31/2006 (4)	$10.46	($0.11)	$1.60	$1.49
	4/1/2004 - 3/31/2005 (4)	10.21	(0.10)	0.35	0.25
	4/1/2003 - 3/31/2004 (4)	7.57	(0.15)	2.79	2.64
	4/1/2002 - 3/31/2003	10.31	(0.08)	(2.66)	(2.74)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33

PF Lazard Mid-Cap Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$9.90	($0.02)	$1.30	$1.28
	12/31/2004 - 3/31/2005 (4)	10.00	(0.01)	(0.09)	(0.10)

Class B:	4/1/2005 - 3/31/2006 (4)	$9.89	($0.07)	$1.29	$1.22
	12/31/2004 - 3/31/2005 (4)	10.00	(0.02)	(0.09)	(0.11)

Class C:	4/1/2005 - 3/31/2006 (4)	$9.89	($0.07)	$1.29	$1.22
	12/31/2004 - 3/31/2005 (4)	10.00	(0.02)	(0.09)	(0.11)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Janus Growth LT Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$12.23
	4/1/2004 - 3/31/2005 (4)	—	—	—	10.64
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.34
	4/1/2002 - 3/31/2003	—	—	—	7.62
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	10.32

Class B:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$12.00
	4/1/2004 - 3/31/2005 (4)	—	—	—	10.49
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.24
	4/1/2002 - 3/31/2003	—	—	—	7.58
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	10.30

Class C:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$11.95
	4/1/2004 - 3/31/2005 (4)	—	—	—	10.46
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.21
	4/1/2002 - 3/31/2003	—	—	—	7.57
	9/28/2001 - 3/31/2002 (4)	(0.02)	—	(0.02)	10.31

PF Lazard Mid-Cap Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.01)	($0.63)	($0.64)	$10.54
	12/31/2004 - 3/31/2005 (4)	—	—	—	9.90

Class B:	4/1/2005 - 3/31/2006 (4)	$—	($0.63)	($0.63)	$10.48
	12/31/2004 - 3/31/2005 (4)	—	—	—	9.89

Class C:	4/1/2005 - 3/31/2006 (4)	($0.01)	($0.63)	($0.64)	$10.47
	12/31/2004 - 3/31/2005 (4)	—	—	—	9.89

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss After Expense Reductions to Average Net Assets (3)		Portfolio Turnover Rates

PF Janus Growth LT Fund
Class A:	4/1/2005 - 3/31/2006 (4)	14.94%	$43,733	1.70%	2.15%	(0.44%	)	69.48%
	4/1/2004 - 3/31/2005 (4)	2.90%	19,585	1.70%	2.54%	(0.44%	)	42.84%
	4/1/2003 - 3/31/2004 (4)	35.70%	11,994	1.70%	3.21%	(1.08%	)	42.65%
	4/1/2002 - 3/31/2003	(26.16%)	6,832	1.70%	4.01%	(0.95%	)	124.73%
	9/28/2001 - 3/31/2002 (4)	3.50%	9,819	1.70%	6.29%	(0.78%	)	64.33%

Class B:	4/1/2005 - 3/31/2006 (4)	14.30%	$412	2.20%	2.65%	(0.94%	)	69.48%
	4/1/2004 - 3/31/2005 (4)	2.44%	373	2.20%	3.04%	(0.94%	)	42.84%
	4/1/2003 - 3/31/2004 (4)	34.91%	293	2.20%	3.71%	(1.58%	)	42.65%
	4/1/2002 - 3/31/2003	(26.31%)	301	2.20%	4.51%	(1.45%	)	124.73%
	9/28/2001 - 3/31/2002 (4)	3.27%	57	2.20%	6.79%	(1.28%	)	64.33%

Class C:	4/1/2005 - 3/31/2006 (4)	14.24%	$893	2.20%	2.65%	(0.94%	)	69.48%
	4/1/2004 - 3/31/2005 (4)	2.45%	472	2.20%	3.04%	(0.94%	)	42.84%
	4/1/2003 - 3/31/2004 (4)	34.87%	400	2.20%	3.71%	(1.58%	)	42.65%
	4/1/2002 - 3/31/2003	(26.58%)	624	2.20%	4.51%	(1.45%	)	124.73%
	9/28/2001 - 3/31/2002 (4)	3.33%	84	2.20%	6.79%	(1.28%	)	64.33%

PF Lazard Mid-Cap Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	13.11%	$23,992	1.80%	2.44%	(0.16%	)	112.93%
	12/31/2004 - 3/31/2005 (4)	(1.00%)	25,454	1.80%	3.20%	(0.42%	)	16.26%

Class B:	4/1/2005 - 3/31/2006 (4)	12.53%	$64	2.30%	2.94%	(0.66%	)	112.93%
	12/31/2004 - 3/31/2005 (4)	(1.10%)	33	2.30%	3.70%	(0.92%	)	16.26%

Class C:	4/1/2005 - 3/31/2006 (4)	12.50%	$128	2.30%	2.94%	(0.66%	)	112.93%
	12/31/2004 - 3/31/2005 (4)	(1.10%)	73	2.30%	3.70%	(0.92%	)	16.26%

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginnig of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Lazard International Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$13.22	$0.14	$2.19	$2.33
	4/1/2004 - 3/31/2005 (4)	11.89	0.08	1.46	1.54
	4/1/2003 - 3/31/2004 (4)	8.73	0.06	3.13	3.19
	4/1/2002 - 3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.02)	1.14	1.12

Class B:	4/1/2005 - 3/31/2006 (4)	$13.00	$0.07	$2.16	$2.23
	4/1/2004 - 3/31/2005 (4)	11.73	0.01	1.45	1.46
	4/1/2003 - 3/31/2004 (4)	8.66	0.02	3.07	3.09
	4/1/2002 - 3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09

Class C:	4/1/2005 - 3/31/2006 (4)	$13.00	$0.07	$2.14	$2.21
	4/1/2004 - 3/31/2005 (4)	11.73	0.01	1.45	1.46
	4/1/2003 - 3/31/2004 (4)	8.66	0.02	3.07	3.09
	4/1/2002 - 3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09

PF Loomis Sayles Large-Cap Growth Fund (8)
Class A:	4/1/2005 - 3/31/2006 (4)	$10.14	($0.07)	$0.78	$0.71
	4/1/2004 - 3/31/2005 (4)	10.19	(0.01)	(0.04)	(0.05)
	4/1/2003 - 3/31/2004 (4)	8.05	(0.07)	2.21	2.14
	4/1/2002 - 3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.06	1.01

Class B:	4/1/2005 - 3/31/2006 (4)	$9.98	($0.12)	$0.76	$0.64
	4/1/2004 - 3/31/2005 (4)	10.07	(0.06)	(0.03)	(0.09)
	4/1/2003 - 3/31/2004 (4)	7.98	(0.11)	2.20	2.09
	4/1/2002 - 3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98

Class C:	4/1/2005 - 3/31/2006 (4)	$9.97	($0.12)	$0.75	$0.63
	4/1/2004 - 3/31/2005 (4)	10.06	(0.06)	(0.03)	(0.09)
	4/1/2003 - 3/31/2004 (4)	7.98	(0.11)	2.19	2.08
	4/1/2002 - 3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Lazard International Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.08)	($0.17)	($0.25)	$15.30
	4/1/2004 - 3/31/2005 (4)	(0.02)	(0.19)	(0.21)	13.22
	4/1/2003 - 3/31/2004 (4)	(0.03)	—	(0.03)	11.89
	4/1/2002 - 3/31/2003 (4)	(0.04)	(0.06)	(0.10)	8.73
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	11.09

Class B:	4/1/2005 - 3/31/2006 (4)	($0.01)	($0.17)	($0.18)	$15.05
	4/1/2004 - 3/31/2005 (4)	—	(0.19)	(0.19)	13.00
	4/1/2003 - 3/31/2004 (4)	(0.02)	—	(0.02)	11.73
	4/1/2002 - 3/31/2003 (4)	(0.05)	(0.06)	(0.11)	8.66
	9/28/2001 - 3/31/2002 (4)	(0.01)	—	(0.01)	11.08

Class C:	4/1/2005 - 3/31/2006 (4)	($0.02)	($0.17)	($0.19)	$15.02
	4/1/2004 - 3/31/2005 (4)	—	(0.19)	(0.19)	13.00
	4/1/2003 - 3/31/2004 (4)	(0.02)	—	(0.02)	11.73
	4/1/2002 - 3/31/2003 (4)	(0.05)	(0.06)	(0.11)	8.66
	9/28/2001 - 3/31/2002 (4)	(0.02)	—	(0.02)	11.07

PF Loomis Sayles Large-Cap Growth Fund (8)
Class A:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$10.85
	4/1/2004 - 3/31/2005 (4)	—	—	—	10.14
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.19
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.05
	9/28/2001 - 3/31/2002 (4)	(0.03)	(0.02)	(0.05)	10.96

Class B:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$10.62
	4/1/2004 - 3/31/2005 (4)	—	—	—	9.98
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.07
	4/1/2002 - 3/31/2003 (4)	—	—	—	7.98
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.02)	(0.04)	10.94

Class C:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$10.60
	4/1/2004 - 3/31/2005 (4)	—	—	—	9.97
	4/1/2003 - 3/31/2004 (4)	—	—	—	10.06
	4/1/2002 - 3/31/2003 (4)	—	—	—	7.98
	9/28/2001 - 3/31/2002 (4)	(0.03)	(0.02)	(0.05)	10.93

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Portfolio Turnover Rates

PF Lazard International Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	17.85%	$57,657	1.80%	2.28%	0.99%	55.25%
	4/1/2004 - 3/31/2005 (4)	13.13%	50,801	1.80%	2.45%	0.62%	20.92%
	4/1/2003 - 3/31/2004 (4)	36.57%	20,007	1.80%	2.86%	0.73%	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.50%)	7,218	1.80%	3.89%	0.76%	19.60%
	9/28/2001 - 3/31/2002 (4)	11.21%	7,817	1.80%	7.07%	(0.35%)	7.11%

Class B:	4/1/2005 - 3/31/2006 (4)	17.36%	$427	2.30%	2.78%	0.49%	55.25%
	4/1/2004 - 3/31/2005 (4)	12.59%	449	2.30%	2.95%	0.12%	20.92%
	4/1/2003 - 3/31/2004 (4)	35.79%	324	2.30%	3.36%	0.23%	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.93%)	771	2.30%	4.39%	0.26%	19.60%
	9/28/2001 - 3/31/2002 (4)	10.95%	26	2.30%	7.57%	(0.85%)	7.11%

Class C:	4/1/2005 - 3/31/2006 (4)	17.19%	$1,548	2.30%	2.78%	0.49%	55.25%
	4/1/2004 - 3/31/2005 (4)	12.59%	1,212	2.30%	2.95%	0.12%	20.92%
	4/1/2003 - 3/31/2004 (4)	35.79%	781	2.30%	3.36%	0.23%	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.93%)	1,656	2.30%	4.39%	0.26%	19.60%
	9/28/2001 - 3/31/2002 (4)	10.91%	143	2.30%	7.57%	(0.85%)	7.11%

PF Loomis Sayles Large-Cap Growth Fund (8)
Class A:	4/1/2005 - 3/31/2006 (4)	7.00%	$19,366	1.90%	2.58%	(0.62%)	160.96%
	4/1/2004 - 3/31/2005 (4)	(0.49%)	45,147	1.90%	2.37%	(0.08%)	38.40%
	4/1/2003 - 3/31/2004 (4)	26.58%	23,408	1.90%	3.12%	(0.69%)	78.30%
	4/1/2002 - 3/31/2003 (4)	(26.55%)	7,922	1.90%	3.94%	(0.67%)	35.58%
	9/28/2001 - 3/31/2002 (4)	10.09%	10,867	1.90%	5.99%	(0.92%)	12.63%

Class B:	4/1/2005 - 3/31/2006 (4)	6.41%	$594	2.40%	3.08%	(1.12%)	160.96%
	4/1/2004 - 3/31/2005 (4)	(0.89%)	526	2.40%	2.87%	(0.58%)	38.40%
	4/1/2003 - 3/31/2004 (4)	26.19%	497	2.40%	3.62%	(1.19%)	78.30%
	4/1/2002 - 3/31/2003 (4)	(27.06%)	757	2.40%	4.44%	(1.17%)	35.58%
	9/28/2001 - 3/31/2002 (4)	9.79%	43	2.40%	6.49%	(1.42%)	12.63%

Class C:	4/1/2005 - 3/31/2006 (4)	6.32%	$1,654	2.40%	3.08%	(1.12%)	160.96%
	4/1/2004 - 3/31/2005 (4)	(0.89%)	1,367	2.40%	2.87%	(0.58%)	38.40%
	4/1/2003 - 3/31/2004 (4)	26.07%	1,090	2.40%	3.62%	(1.19%)	78.30%
	4/1/2002 - 3/31/2003 (4)	(26.99%)	1,467	2.40%	4.44%	(1.17%)	35.58%
	9/28/2001 - 3/31/2002 (4)	9.74%	154	2.40%	6.49%	(1.42%)	12.63%

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF MFS International Large-Cap Fund (9)
Class A:	4/1/2005 - 3/31/2006 (4)	$12.83	$— (7)	$2.89	$2.89
	4/1/2004 - 3/31/2005 (4)	11.61	(0.01)	1.46	1.45
	4/1/2003 - 3/31/2004 (4)	8.20	(0.04)	3.45	3.41
	4/1/2002 - 3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.10	1.05

Class B:	4/1/2005 - 3/31/2006 (4)	$12.60	($0.07)	$2.85	$2.78
	4/1/2004 - 3/31/2005 (4)	11.46	(0.07)	1.44	1.37
	4/1/2003 - 3/31/2004 (4)	8.14	(0.09)	3.41	3.32
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02

Class C:	4/1/2005 - 3/31/2006 (4)	$12.62	($0.07)	$2.84	$2.77
	4/1/2004 - 3/31/2005 (4)	11.48	(0.07)	1.44	1.37
	4/1/2003 - 3/31/2004 (4)	8.14	(0.09)	3.43	3.34
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02

PF NB Fasciano Small Equity Fund (10)
Class A:	4/1/2005 - 3/31/2006 (4)	$11.78	($0.10)	$1.62	$1.52
	4/1/2004 - 3/31/2005 (4)	11.53	(0.16)	0.69	0.53
	4/1/2003 - 3/31/2004 (4)	8.59	(0.15)	3.09	2.94
	4/1/2002 - 3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.09)	1.81	1.72

Class B:	4/1/2005 - 3/31/2006 (4)	$11.59	($0.16)	$1.60	$1.44
	4/1/2004 - 3/31/2005 (4)	11.41	(0.21)	0.67	0.46
	4/1/2003 - 3/31/2004 (4)	8.53	(0.22)	3.10	2.88
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.80	1.68

Class C:	4/1/2005 - 3/31/2006 (4)	$11.61	($0.16)	$1.59	$1.43
	4/1/2004 - 3/31/2005 (4)	11.42	(0.21)	0.68	0.47
	4/1/2003 - 3/31/2004 (4)	8.55	(0.23)	3.10	2.87
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.81	1.69

PF Oppenheimer Main Street Core Fund
Class A:	9/30/2005 - 3/31/2006 (5)	$10.00	$0.01	$0.67	$0.68

PF Oppenheimer Emerging Markets Fund
Class A:	9/30/2005 - 3/31/2006 (5)	$10.00	$0.08	$2.00	$2.08

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF MFS International Large-Cap Fund (9)
Class A:	4/1/2005 - 3/31/2006 (4)	($0.04)	($0.23)	($0.27)	$15.45
	4/1/2004 - 3/31/2005 (4)	—	(0.23)	(0.23)	12.83
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.61
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	(0.20)	8.20
	9/28/2001 - 3/31/2002 (4)	(0.01)	(0.01)	(0.02)	11.03

Class B:	4/1/2005 - 3/31/2006 (4)	$—	($0.23)	($0.23)	$15.15
	4/1/2004 - 3/31/2005 (4)	—	(0.23)	(0.23)	12.60
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.46
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	(0.20)	8.14
	9/28/2001 - 3/31/2002 (4)	—	(0.01)	(0.01)	11.01

Class C:	4/1/2005 - 3/31/2006 (4)	$—	($0.23)	($0.23)	$15.16
	4/1/2004 - 3/31/2005 (4)	—	(0.23)	(0.23)	12.62
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.48
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	(0.20)	8.14
	9/28/2001 - 3/31/2002 (4)	—	(0.01)	(0.01)	11.01

PF NB Fasciano Small Equity Fund (10)
Class A:	4/1/2005 - 3/31/2006 (4)	$—	($2.08)	($2.08)	$11.22
	4/1/2004 - 3/31/2005 (4)	—	(0.28)	(0.28)	11.78
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.53
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.59
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.07)	(0.09)	11.63

Class B:	4/1/2005 - 3/31/2006 (4)	$—	($2.08)	($2.08)	$10.95
	4/1/2004 - 3/31/2005 (4)	—	(0.28)	(0.28)	11.59
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.41
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.53
	9/28/2001 - 3/31/2002 (4)	—	(0.07)	(0.07)	11.61

Class C:	4/1/2005 - 3/31/2006 (4)	$—	($2.08)	($2.08)	$10.96
	4/1/2004 - 3/31/2005 (4)	—	(0.28)	(0.28)	11.61
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.42
	4/1/2002 - 3/31/2003 (4)	—	—	—	8.55
	9/28/2001 - 3/31/2002 (4)	(0.01)	(0.07)	(0.08)	11.61

PF Oppenheimer Main Street Core Fund
Class A:	9/30/2005 - 3/31/2006 (5)	($0.01)	$—	($0.01)	$10.67

PF Oppenheimer Emerging Markets Fund
Class A:	9/30/2005 - 3/31/2006 (5)	($0.08)	$— (7)	($0.08)	$12.00

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)		Portfolio Turnover Rates

PF MFS International Large-Cap Fund (9)
Class A:	4/1/2005 - 3/31/2006 (4)	22.72%	$52,728	2.00%	2.79%	(0.03%	)	63.12%
	4/1/2004 - 3/31/2005 (4)	12.73%	38,195	2.00%	3.35%	(0.12%	)	55.12%
	4/1/2003 - 3/31/2004 (4)	41.59%	15,358	2.03%	5.96%	(0.38%	)	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.11%)	4,505	2.05%	9.08%	(0.40%	)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.54%	6,808	2.05%	9.38%	(0.92%	)	77.66%

Class B:	4/1/2005 - 3/31/2006 (4)	22.16%	$436	2.50%	3.29%	(0.53%	)	63.12%
	4/1/2004 - 3/31/2005 (4)	12.18%	391	2.50%	3.85%	(0.62%	)	55.12%
	4/1/2003 - 3/31/2004 (4)	40.79%	265	2.53%	6.46%	(0.88%	)	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.52%)	58	2.55%	9.58%	(0.90%	)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.24%	22	2.55%	9.88%	(1.42%	)	77.66%

Class C:	4/1/2005 - 3/31/2006 (4)	22.12%	$897	2.50%	3.29%	(0.53%	)	63.12%
	4/1/2004 - 3/31/2005 (4)	12.16%	593	2.50%	3.85%	(0.62%	)	55.12%
	4/1/2003 - 3/31/2004 (4)	40.86%	222	2.53%	6.46%	(0.88%	)	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.43%)	79	2.55%	9.58%	(0.90%	)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.24%	11	2.55%	9.88%	(1.42%	)	77.66%

PF NB Fasciano Small Equity Fund (10)
Class A:	4/1/2005 - 3/31/2006 (4)	15.01%	$24,218	1.95%	2.95%	(0.99%	)	132.27%
	4/1/2004 - 3/31/2005 (4)	4.54%	7,116	1.95%	3.38%	(1.36%	)	201.57%
	4/1/2003 - 3/31/2004 (4)	34.23%	8,469	1.95%	3.55%	(1.61%	)	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.14%)	5,031	1.95%	4.27%	(1.66%	)	71.87%
	9/28/2001 - 3/31/2002 (4)	17.21%	7,654	1.95%	6.84%	(1.67%	)	44.75%

Class B:	4/1/2005 - 3/31/2006 (4)	14.49%	$425	2.45%	3.45%	(1.49%	)	132.27%
	4/1/2004 - 3/31/2005 (4)	3.97%	283	2.45%	3.88%	(1.86%	)	201.57%
	4/1/2003 - 3/31/2004 (4)	33.61%	267	2.45%	4.05%	(2.11%	)	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.44%)	63	2.45%	4.77%	(2.16%	)	71.87%
	9/28/2001 - 3/31/2002 (4)	16.84%	12	2.45%	7.34%	(2.17%	)	44.75%

Class C:	4/1/2005 - 3/31/2006 (4)	14.38%	$539	2.45%	3.45%	(1.49%	)	132.27%
	4/1/2004 - 3/31/2005 (4)	4.06%	585	2.45%	3.88%	(1.86%	)	201.57%
	4/1/2003 - 3/31/2004 (4)	33.57%	360	2.45%	4.05%	(2.11%	)	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.36%)	115	2.45%	4.77%	(2.16%	)	71.87%
	9/28/2001 - 3/31/2002 (4)	16.91%	25	2.45%	7.34%	(2.17%	)	44.75%

PF Oppenheimer Main Street Core Fund
Class A:	9/30/2005 - 3/31/2006 (5)	6.85%	$53,930	1.60%	2.00%	0.29%		42.30%

PF Oppenheimer Emerging Markets Fund
Class A:	9/30/2005 - 3/31/2006 (5)	20.94%	$33,476	1.95%	5.53%	1.88%		41.88%

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF PIMCO Managed Bond Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$10.03	$0.29		($0.07)	$0.22
	4/1/2004 - 3/31/2005 (4)	10.45	0.14		(0.09)	0.05
	4/1/2003 - 3/31/2004 (4)	10.16	0.17		0.46	0.63
	4/1/2002 - 3/31/2003 (4)	9.85	0.21		1.02	1.23
	9/28/2001 - 3/31/2002	10.00	0.06		(0.09)	(0.03)

Class B:	4/1/2005 - 3/31/2006 (4)	$10.01	$0.24		($0.07)	$0.17
	4/1/2004 - 3/31/2005 (4)	10.44	0.09		(0.10)	(0.01)
	4/1/2003 - 3/31/2004 (4)	10.14	0.12		0.46	0.58
	4/1/2002 - 3/31/2003 (4)	9.84	0.15		1.03	1.18
	9/28/2001 - 3/31/2002	10.00	0.04		(0.10)	(0.06)

Class C:	4/1/2005 - 3/31/2006 (4)	$10.02	$0.24		($0.06)	$0.18
	4/1/2004 - 3/31/2005 (4)	10.44	0.09		(0.09)	—
	4/1/2003 - 3/31/2004 (4)	10.14	0.12		0.46	0.58
	4/1/2002 - 3/31/2003 (4)	9.84	0.15		1.03	1.18
	9/28/2001 - 3/31/2002	10.00	0.04		(0.10)	(0.06)

PF PIMCO Inflation Managed Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$10.51	$0.33		($0.36)	($0.03)
	4/1/2004 - 3/31/2005 (4)	10.93	0.20		(0.01)	0.19
	4/1/2003 - 3/31/2004 (4)	10.28	0.12		0.96	1.08
	12/31/2002 - 3/31/2003 (4)	10.00	0.06		0.27	0.33

Class B:	4/1/2005 - 3/31/2006 (4)	$10.45	$0.28		($0.36)	($0.08)
	4/1/2004 - 3/31/2005 (4)	10.89	0.15		(0.02)	0.13
	4/1/2003 - 3/31/2004 (4)	10.27	0.07		0.95	1.02
	12/31/2002 - 3/31/2003 (4)	10.00	0.04		0.28	0.32

Class C:	4/1/2005 - 3/31/2006 (4)	$10.45	$0.28		($0.37)	($0.09)
	4/1/2004 - 3/31/2005 (4)	10.89	0.15		(0.01)	0.14
	4/1/2003 - 3/31/2004 (4)	10.27	0.07		0.95	1.02
	12/31/2002 - 3/31/2003 (4)	10.00	0.04		0.28	0.32

PF Pacific Life Money Market Fund (11)
Class A:	4/1/2005 - 3/31/2006	$1.00	$0.03		$—	$0.03
	4/1/2004 - 3/31/2005	1.00	0.01		—	0.01
	4/1/2003 - 3/31/2004	1.00	—	(7)	—	— (7)
	4/1/2002 - 3/31/2003	1.00	0.01		—	0.01
	9/28/2001 - 3/31/2002	1.00	—	(7)	—	— (7)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF PIMCO Managed Bond Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.27)	$—	($0.27)	$9.98
	4/1/2004 - 3/31/2005 (4)	(0.25)	(0.22)	(0.47)	10.03
	4/1/2003 - 3/31/2004 (4)	(0.34)	—	(0.34)	10.45
	4/1/2002 - 3/31/2003 (4)	(0.36)	(0.56)	(0.92)	10.16
	9/28/2001 - 3/31/2002	(0.07)	(0.05)	(0.12)	9.85

Class B:	4/1/2005 - 3/31/2006 (4)	($0.22)	$—	($0.22)	$9.96
	4/1/2004 - 3/31/2005 (4)	(0.20)	(0.22)	(0.42)	10.01
	4/1/2003 - 3/31/2004 (4)	(0.28)	—	(0.28)	10.44
	4/1/2002 - 3/31/2003 (4)	(0.32)	(0.56)	(0.88)	10.14
	9/28/2001 - 3/31/2002	(0.05)	(0.05)	(0.10)	9.84

Class C:	4/1/2005 - 3/31/2006 (4)	($0.22)	$—	($0.22)	$9.98
	4/1/2004 - 3/31/2005 (4)	(0.20)	(0.22)	(0.42)	10.02
	4/1/2003 - 3/31/2004 (4)	(0.28)	—	(0.28)	10.44
	4/1/2002 - 3/31/2003 (4)	(0.32)	(0.56)	(0.88)	10.14
	9/28/2001 - 3/31/2002	(0.05)	(0.05)	(0.10)	9.84

PF PIMCO Inflation Managed Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.47)	($0.01)	($0.48)	$10.00
	4/1/2004 - 3/31/2005 (4)	(0.26)	(0.35)	(0.61)	10.51
	4/1/2003 - 3/31/2004 (4)	(0.20)	(0.23)	(0.43)	10.93
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	(0.05)	10.28

Class B	4/1/2005 - 3/31/2006 (4)	($0.43)	($0.01)	($0.44)	$9.93
:	4/1/2004 - 3/31/2005 (4)	(0.22)	(0.35)	(0.57)	10.45
	4/1/2003 - 3/31/2004 (4)	(0.17)	(0.23)	(0.40)	10.89
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	(0.05)	10.27

Class C:	4/1/2005 - 3/31/2006 (4)	($0.42)	($0.01)	($0.43)	$9.93
	4/1/2004 - 3/31/2005 (4)	(0.23)	(0.35)	(0.58)	10.45
	4/1/2003 - 3/31/2004 (4)	(0.17)	(0.23)	(0.40)	10.89
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	(0.05)	10.27

PF Pacific Life Money Market Fund (11)
Class A:	4/1/2005 - 3/31/2006	($0.03)	$—	($0.03)	$1.00
	4/1/2004 - 3/31/2005	(0.01)	—	(0.01)	1.00
	4/1/2003 - 3/31/2004	— (7)	—	— (7)	1.00
	4/1/2002 - 3/31/2003	(0.01)	—	(0.01)	1.00
	9/28/2001 - 3/31/2002	— (7)	—	— (7)	1.00

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2),(3)		Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income After Expense Reductions to Average Net Assets (3)		Portfolio Turnover Rates

PF PIMCO Managed Bond Fund
Class A:	4/1/2005 - 3/31/2006 (4)	2.19%	$68,825	1.55%		2.00%	2.84%		534.38%
	4/1/2004 - 3/31/2005 (4)	0.56%	42,546	1.55%		2.22%	1.37%		323.24%
	4/1/2003 - 3/31/2004 (4)	6.28%	19,802	1.55%		2.86%	1.65%		459.70%
	4/1/2002 - 3/31/2003 (4)	12.80%	18,236	1.55%		2.82%	2.02%		445.26%
	9/28/2001 - 3/31/2002	(0.28%)	33,055	1.55%		2.54%	1.16%		522.25%

Class B:	4/1/2005 - 3/31/2006 (4)	1.67%	$1,049	2.05%		2.50%	2.34%		534.38%
	4/1/2004 - 3/31/2005 (4)	(0.05%)	1,135	2.05%		2.72%	0.87%		323.24%
	4/1/2003 - 3/31/2004 (4)	5.86%	972	2.05%		3.36%	1.15%		459.70%
	4/1/2002 - 3/31/2003 (4)	12.27%	1,986	2.05%		3.32%	1.52%		445.26%
	9/28/2001 - 3/31/2002	(0.55%)	173	2.05%		3.04%	0.66%		522.25%

Class C:	4/1/2005 - 3/31/2006 (4)	1.75%	$2,082	2.05%		2.50%	2.34%		534.38%
	4/1/2004 - 3/31/2005 (4)	0.04%	2,353	2.05%		2.72%	0.87%		323.24%
	4/1/2003 - 3/31/2004 (4)	5.86%	2,315	2.05%		3.36%	1.15%		459.70%
	4/1/2002 - 3/31/2003 (4)	12.28%	4,573	2.05%		3.32%	1.52%		445.26%
	9/28/2001 - 3/31/2002	(0.57%)	370	2.05%		3.04%	0.66%		522.25%

PF PIMCO Inflation Managed Fund
Class A:	4/1/2005 - 3/31/2006 (4)	(0.44%)	$66,103	1.55%		1.89%	3.21%		188.82%
	4/1/2004 - 3/31/2005 (4)	1.99%	36,465	1.55%		2.04%	1.96%		284.19%
	4/1/2003 - 3/31/2004 (4)	10.75%	16,263	1.55%		2.73%	1.13%		507.96%
	12/31/2002 - 3/31/2003 (4)	3.30%	6,290	1.55%		4.00%	2.19%		199.92%

Class B:	4/1/2005 - 3/31/2006 (4)	(0.91%)	$1,402	2.05%		2.39%	2.71%		188.82%
	4/1/2004 - 3/31/2005 (4)	1.43%	1,199	2.05%		2.54%	1.46%		284.19%
	4/1/2003 - 3/31/2004 (4)	10.20%	697	2.05%		3.23%	0.63%		507.96%
	12/31/2002 - 3/31/2003 (4)	3.16%	161	2.05%		4.50%	1.69%		199.92%

Class C:	4/1/2005 - 3/31/2006 (4)	(0.95%)	$4,142	2.05%		2.39%	2.71%		188.82%
	4/1/2004 - 3/31/2005 (4)	1.44%	5,682	2.05%		2.54%	1.46%		284.19%
	4/1/2003 - 3/31/2004 (4)	10.27%	4,065	2.05%		3.23%	0.63%		507.96%
	12/31/2002 - 3/31/2003 (4)	3.11%	480	2.05%		4.50%	1.69%		199.92%

PF Pacific Life Money Market Fund (11)
Class A:	4/1/2005 - 3/31/2006	2.76%	$19,293	0.94	% (12)	1.79%	2.67	% (12)	N/A
	4/1/2004 - 3/31/2005	0.77%	22,341	0.95	% (12)	2.05%	0.83	% (12)	N/A
	4/1/2003 - 3/31/2004	0.18%	14,627	0.95	% (12)	2.53%	0.14	% (12)	N/A
	4/1/2002 - 3/31/2003	0.58%	13,092	1.08	% (12)	2.50%	0.59	% (12)	N/A
	9/28/2001 - 3/31/2002	0.33%	27,056	1.35	% (12)	2.59%	0.57	% (12)	N/A

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$11.30	$0.02	$1.38	$1.40
	4/1/2004 - 3/31/2005 (4)	10.94	0.06	0.35	0.41
	4/1/2003 - 3/31/2004 (4)	7.83	0.03	3.09	3.12
	4/1/2002 - 3/31/2003 (4)	10.92	0.04	(3.05)	(3.01)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.01)	0.96	0.95

Class B:	4/1/2005 - 3/31/2006 (4)	$11.19	($0.03)	$1.37	$1.34
	4/1/2004 - 3/31/2005 (4)	10.83	— (7)	0.36	0.36
	4/1/2003 - 3/31/2004 (4)	7.78	(0.02)	3.08	3.06
	4/1/2002 - 3/31/2003 (4)	10.91	(0.01)	(3.03)	(3.04)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)	0.97	0.94

Class C:	4/1/2005 - 3/31/2006 (4)	$11.16	($0.03)	$1.36	$1.33
	4/1/2004 - 3/31/2005 (4)	10.81	— (7)	0.35	0.35
	4/1/2003 - 3/31/2004 (4)	7.77	(0.02)	3.07	3.05
	4/1/2002 - 3/31/2003 (4)	10.90	(0.01)	(3.04)	(3.05)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)	0.96	0.93

PF Van Kampen Comstock Fund (13)
Class A:	4/1/2005 - 3/31/2006 (4)	$12.58	$0.10	$0.83	$0.93
	4/1/2004 - 3/31/2005 (4)	11.37	0.07	1.19	1.26
	4/1/2003 - 3/31/2004 (4)	8.16	0.02	3.19	3.21
	4/1/2002 - 3/31/2003	11.45	(0.11)	(3.12)	(3.23)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.54	1.49

Class B:	4/1/2005 - 3/31/2006 (4)	$12.42	$0.04	$0.82	$0.86
	4/1/2004 - 3/31/2005 (4)	11.24	0.01	1.17	1.18
	4/1/2003 - 3/31/2004 (4)	8.10	(0.03)	3.17	3.14
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.16)	(3.27)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.54	1.47

Class C:	4/1/2005 - 3/31/2006 (4)	$12.41	$0.04	$0.81	$0.85
	4/1/2004 - 3/31/2005 (4)	11.24	0.01	1.17	1.18
	4/1/2003 - 3/31/2004 (4)	8.11	(0.03)	3.16	3.13
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.15)	(3.26)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.53	1.46

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.03)	$— (7)	($0.03)	$12.67
	4/1/2004 - 3/31/2005 (4)	(0.05)	—	(0.05)	11.30
	4/1/2003 - 3/31/2004 (4)	(0.01)	—	(0.01)	10.94
	4/1/2002 - 3/31/2003 (4)	(0.02)	(0.06)	(0.08)	7.83
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	(0.03)	10.92

Class B:	4/1/2005 - 3/31/2006 (4)	($0.02)	$— (7)	($0.02)	$12.51
	4/1/2004 - 3/31/2005 (4)	—	—	—	11.19
	4/1/2003 - 3/31/2004 (4)	(0.01)	—	(0.01)	10.83
	4/1/2002 - 3/31/2003 (4)	(0.03)	(0.06)	(0.09)	7.78
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	(0.03)	10.91

Class C:	4/1/2005 - 3/31/2006 (4)	($0.01)	$— (7)	($0.01)	$12.48
	4/1/2004 - 3/31/2005 (4)	—	—	—	11.16
	4/1/2003 - 3/31/2004 (4)	(0.01)	—	(0.01)	10.81
	4/1/2002 - 3/31/2003 (4)	(0.02)	(0.06)	(0.08)	7.77
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	(0.03)	10.90

PF Van Kampen Comstock Fund (13)
Class A:	4/1/2005 - 3/31/2006 (4)	($0.06)	($0.53)	($0.59)	$12.92
	4/1/2004 - 3/31/2005 (4)	(0.05)	—	(0.05)	12.58
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.37
	4/1/2002 - 3/31/2003	—	(0.06)	(0.06)	8.16
	9/28/2001 - 3/31/2002 (4)	(0.04)	—	(0.04)	11.45

Class B:	4/1/2005 - 3/31/2006 (4)	$—	($0.53)	($0.53)	$12.75
	4/1/2004 - 3/31/2005 (4)	—	—	—	12.42
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.24
	4/1/2002 - 3/31/2003	—	(0.06)	(0.06)	8.10
	9/28/2001 - 3/31/2002 (4)	(0.04)	—	(0.04)	11.43

Class C:	4/1/2005 - 3/31/2006 (4)	($0.01)	($0.53)	($0.54)	$12.72
	4/1/2004 - 3/31/2005 (4)	(0.01)	—	(0.01)	12.41
	4/1/2003 - 3/31/2004 (4)	—	—	—	11.24
	4/1/2002 - 3/31/2003	—	(0.06)	(0.06)	8.11
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	(0.03)	11.43

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expenses Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Portfolio Turnover Rates

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2005 - 3/31/2006 (4)	12.47%	$34,459	1.80%	2.25%	0.20%	77.07%
	4/1/2004 - 3/31/2005 (4)	3.78%	50,430	1.80%	2.28%	0.54%	43.72%
	4/1/2003 - 3/31/2004 (4)	39.91%	25,315	1.80%	2.73%	0.29%	38.10%
	4/1/2002 - 3/31/2003 (4)	(27.69%)	11,736	1.80%	2.94%	0.41%	49.00%
	9/28/2001 - 3/31/2002 (4)	9.54%	19,748	1.80%	3.93%	(0.14%)	27.37%

Class B:	4/1/2005 - 3/31/2006 (4)	11.99%	$573	2.30%	2.75%	(0.30%)	77.07%
	4/1/2004 - 3/31/2005 (4)	3.32%	504	2.30%	2.78%	0.04%	43.72%
	4/1/2003 - 3/31/2004 (4)	39.36%	556	2.30%	3.23%	(0.21%)	38.10%
	4/1/2002 - 3/31/2003 (4)	(28.02%)	955	2.30%	3.44%	(0.09%)	49.00%
	9/28/2001 - 3/31/2002 (4)	9.38%	151	2.30%	4.43%	(0.64%)	27.37%

Class C:	4/1/2005 - 3/31/2006 (4)	11.88%	$1,599	2.30%	2.75%	(0.30%)	77.07%
	4/1/2004 - 3/31/2005 (4)	3.33%	1,538	2.30%	2.78%	0.04%	43.72%
	4/1/2003 - 3/31/2004 (4)	39.27%	1,277	2.30%	3.23%	(0.21%)	38.10%
	4/1/2002 - 3/31/2003 (4)	(28.08%)	2,015	2.30%	3.44%	(0.09%)	49.00%
	9/28/2001 - 3/31/2002 (4)	9.30%	243	2.30%	4.43%	(0.64%)	27.37%

PF Van Kampen Comstock Fund (13)
Class A:	4/1/2005 - 3/31/2006 (4)	7.62%	$62,447	1.90%	2.25%	0.79%	22.40%
	4/1/2004 - 3/31/2005 (4)	11.08%	23,017	1.90%	2.70%	0.55%	34.41%
	4/1/2003 - 3/31/2004 (4)	39.34%	11,945	1.90%	3.59%	0.24%	105.34%
	4/1/2002 - 3/31/2003	(28.26%)	5,331	1.90%	3.87%	(1.04%)	37.78%
	9/28/2001 - 3/31/2002 (4)	14.94%	9,002	1.90%	6.26%	(0.84%)	18.71%

Class B:	4/1/2005 - 3/31/2006 (4)	7.14%	$532	2.40%	2.75%	0.29%	22.40%
	4/1/2004 - 3/31/2005 (4)	10.50%	388	2.40%	3.20%	0.05%	34.41%
	4/1/2003 - 3/31/2004 (4)	38.77%	453	2.40%	4.09%	(0.26%)	105.34%
	4/1/2002 - 3/31/2003	(28.66%)	201	2.40%	4.37%	(1.54%)	37.78%
	9/28/2001 - 3/31/2002 (4)	14.71%	105	2.40%	6.76%	(1.34%)	18.71%

Class C:	4/1/2005 - 3/31/2006 (4)	7.05%	$938	2.40%	2.75%	0.29%	22.40%
	4/1/2004 - 3/31/2005 (4)	10.50%	872	2.40%	3.20%	0.05%	34.41%
	4/1/2003 - 3/31/2004 (4)	38.60%	226	2.40%	4.09%	(0.26%)	105.34%
	4/1/2002 - 3/31/2003	(28.57%)	74	2.40%	4.37%	(1.54%)	37.78%
	9/28/2001 - 3/31/2002 (4)	14.67%	21	2.40%	6.76%	(1.34%)	18.71%

See Notes to Financial Statements	See explanation of references on E-8

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

PF Van Kampen Mid-Cap Growth Fund (14)
Class A:	4/1/2005 - 3/31/2006 (4)	$8.93	($0.11)	$2.85	$2.74
	4/1/2004 - 3/31/2005 (4)	8.01	(0.12)	1.04	0.92
	4/1/2003 - 3/31/2004 (4)	5.92	(0.10)	2.19	2.09
	4/1/2002 - 3/31/2003	11.18	(0.09)	(4.33)	(4.42)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.45	1.37

Class B:	4/1/2005 - 3/31/2006 (4)	$8.80	($0.15)	$2.80	$2.65
	4/1/2004 - 3/31/2005 (4)	7.93	(0.15)	1.02	0.87
	4/1/2003 - 3/31/2004 (4)	5.88	(0.14)	2.19	2.05
	4/1/2002 - 3/31/2003	11.17	(0.08)	(4.37)	(4.45)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.45	1.34

Class C:	4/1/2005 - 3/31/2006 (4)	$8.79	($0.15)	$2.78	$2.63
	4/1/2004 - 3/31/2005 (4)	7.92	(0.16)	1.03	0.87
	4/1/2003 - 3/31/2004 (4)	5.88	(0.14)	2.18	2.04
	4/1/2002 - 3/31/2003	11.16	(0.09)	(4.35)	(4.44)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.46	1.35

PF Van Kampen Real Estate Fund
Class A:	4/1/2005 - 3/31/2006 (4)	$9.39	$0.05	$3.70	$3.75
	12/31/2004 - 3/31/2005 (4)	10.00	0.05	(0.64)	(0.59)

Class B:	4/1/2005 - 3/31/2006 (4)	$9.39	($0.01)	$3.70	$3.69
	12/31/2004 - 3/31/2005 (4)	10.00	0.04	(0.64)	(0.60)

Class C:	4/1/2005 - 3/31/2006 (4)	$9.38	$(0.01)	$3.70	$3.69
	12/31/2004 - 3/31/2005 (4)	10.00	0.03	(0.64)	(0.61)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period

PF Van Kampen Mid-Cap Growth Fund (14)
Class A:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$11.67
	4/1/2004 - 3/31/2005 (4)	—	—	—	8.93
	4/1/2003 - 3/31/2004 (4)	—	—	—	8.01
	4/1/2002 - 3/31/2003	—	(0.84)	(0.84)	5.92
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.17)	(0.19)	11.18

Class B:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$11.45
	4/1/2004 - 3/31/2005 (4)	—	—	—	8.80
	4/1/2003 - 3/31/2004 (4)	—	—	—	7.93
	4/1/2002 - 3/31/2003	—	(0.84)	(0.84)	5.88
	9/28/2001 - 3/31/2002 (4)	—	(0.17)	(0.17)	11.17

Class C:	4/1/2005 - 3/31/2006 (4)	$—	$—	$—	$11.42
	4/1/2004 - 3/31/2005 (4)	—	—	—	8.79
	4/1/2003 - 3/31/2004 (4)	—	—	—	7.92
	4/1/2002 - 3/31/2003	—	(0.84)	(0.84)	5.88
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.17)	(0.19)	11.16

PF Van Kampen Real Estate Fund
Class A:	4/1/2005 - 3/31/2006 (4)	($0.17)	($0.08)	($0.25)	$12.89
	12/31/2004 - 3/31/2005 (4)	(0.02)	—	(0.02)	9.39

Class B:	4/1/2005 - 3/31/2006 (4)	($0.15)	($0.08)	($0.23)	$12.85
	12/31/2004 - 3/31/2005 (4)	(0.01)	—	(0.01)	9.39

Class C:	4/1/2005 - 3/31/2006 (4)	($0.14)	($0.08)	($0.22)	$12.85
	12/31/2004 - 3/31/2005 (4)	(0.01)	—	(0.01)	9.38

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expenses Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Portfolio Turnover Rates

PF Van Kampen Mid-Cap Growth Fund (14)
Class A:	4/1/2005 - 3/31/2006 (4)	30.68%	$39,980	1.85%	2.29%	(1.04%)	107.64%
	4/1/2004 - 3/31/2005 (4)	11.49%	36,882	1.85%	2.43%	(1.37%)	82.70%
	4/1/2003 - 3/31/2004 (4)	35.30%	18,388	1.85%	3.29%	(1.42%)	326.09%
	4/1/2002 - 3/31/2003	(40.51%)	6,191	1.85%	4.31%	(1.39%)	158.16%
	9/28/2001 - 3/31/2002 (4)	13.79%	11,383	1.85%	5.33%	(1.44%)	70.54%

Class B:	4/1/2005 - 3/31/2006 (4)	30.11%	$948	2.35%	2.79%	(1.54%)	107.64%
	4/1/2004 - 3/31/2005 (4)	10.97%	667	2.35%	2.93%	(1.87%)	82.70%
	4/1/2003 - 3/31/2004 (4)	34.86%	504	2.35%	3.79%	(1.92%)	326.09%
	4/1/2002 - 3/31/2003	(40.84%)	586	2.35%	4.81%	(1.89%)	158.16%
	9/28/2001 - 3/31/2002 (4)	13.52%	82	2.35%	5.83%	(1.94%)	70.54%

Class C:	4/1/2005 - 3/31/2006 (4)	29.92%	$2,460	2.35%	2.79%	(1.54%)	107.64%
	4/1/2004 - 3/31/2005 (4)	10.99%	1,436	2.35%	2.93%	(1.87%)	82.70%
	4/1/2003 - 3/31/2004 (4)	34.69%	958	2.35%	3.79%	(1.92%)	326.09%
	4/1/2002 - 3/31/2003	(40.78%)	1,141	2.35%	4.81%	(1.89%)	158.16%
	9/28/2001 - 3/31/2002 (4)	13.53%	116	2.35%	5.83%	(1.94%)	70.54%

PF Van Kampen Real Estate Fund
Class A:	4/1/2005 - 3/31/2006 (4)	40.43%	$25,552	2.05%	2.76%	0.41%	9.81%
	12/31/2004 - 3/31/2005 (4)	(5.95%)	13,853	2.05%	3.57%	2.01%	0.79%

Class B:	4/1/2005 - 3/31/2006 (4)	39.65%	$97	2.55%	3.26%	(0.09%)	9.81%
	12/31/2004 - 3/31/2005 (4)	(6.05%)	17	2.55%	4.07%	1.51%	0.79%

Class C:	4/1/2005 - 3/31/2006 (4)	39.74%	$114	2.55%	3.26%	(0.09%)	9.81%
	12/31/2004 - 3/31/2005 (4)	(6.06%)	32	2.55%	4.07%	1.51%	0.79%

(1)

The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(2)

The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements and distributor waivers, if any, as discussed in Note 5 to the Financial Statements.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share investment income has been calculated using the average shares method.

(5)	Class R shares of the PF Portfolio Optimization Models, and Class A shares of PF Oppenheimer Main Street Core Fund and PF Oppenheimer Emerging Markets Fund commenced operations on September 30, 2005.

(6)	The prior year ratios were changed to conform with current year presentations. This change had no impact on total net assets or net asset value per share.

(7)	Amount represents less than $0.005 per share or less than 0.005%.

(8)	The PF Loomis Sayles Large-Cap Growth Fund was formerly named the PF AIM Blue Chip Fund.

(9)	The PF MFS International Large-Cap Fund was formerly named the PF MFS Global Growth Fund.

(10)	The PF NB Fasciano Small Equity Fund was formerly named the PF AIM Aggressive Growth Fund.

(11)	Class B and C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005.

(12)

The expense cap for the PF Pacific Life Money Market Class A was 0.05% for the period 7/1/02 - 6/30/05. Subsequent to 6/30/05 the expense cap was 0.45%. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to the average daily net assets for the PF Pacific Life Money Market Class A was 0.11% for the year ended 3/31/06.

(13)	The PF Van Kampen Comstock Fund was formerly named the PF Janus Strategic Value Fund.

(14)	The PF Van Kampen Mid-Cap Growth Fund was formerly named the PF MFS Mid-Cap Growth Fund.

See Notes to Financial Statements

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

          Pacific Funds is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31, 2006, was comprised of twenty-one separate funds (each individually, a “Fund”, and collectively, the “Funds”): PF Portfolio Optimization Model A, PF Portfolio Optimization Model B, PF Portfolio Optimization Model C, PF Portfolio Optimization Model D, PF Portfolio Optimization Model E, PF Goldman Sachs Short Duration Bond, PF Janus Growth LT, PF Lazard Mid-Cap Value, PF Lazard International Value, PF Loomis Sayles Large-Cap Growth (formerly PF AIM Blue Chip), PF MFS International Large-Cap, PF NB Fasciano Small Equity (formerly PF AIM Aggressive Growth), PF Oppenheimer Main Street® Core, PF Oppenheimer Emerging Markets, PF PIMCO Managed Bond, PF PIMCO Inflation Managed, PF Pacific Life Money Market, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth, and PF Van Kampen Real Estate. Main Street is a registered trademark of OppenheimerFunds, Inc. Each Fund, with the exception of PF Pacific Life Money Market, PF Oppenheimer Main Street Core, and PF Oppenheimer Emerging Markets, has at least three separate classes of shares: Class A, B, and C. PF Pacific Life Money Market, PF Oppenheimer Main Street Core, and PF Oppenheimer Emerging Markets Funds offer Class A shares only. PF Portfolio Optimization Model A, PF Portfolio Optimization Model B, PF Portfolio Optimization Model C, PF Portfolio Optimization Model D, and PF Portfolio Optimization Model E, (collectively, “Portfolio Optimization Funds”) also offer Class R shares. Presently, only the Portfolio Optimization Funds can invest in PF Oppenheimer Main Street Core Fund and PF Oppenheimer Emerging Markets Fund. Each class is distinguished by its level of distribution and service (12b-1) fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares are sold at net asset value (“NAV”) without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1% on redemptions of such Class A shares within one year of purchase. Class A shares of PF Pacific Life Money Market Fund are sold without an initial sales charge.

          The Portfolio Optimization Funds invest all of their assets in Class A shares of other funds of Pacific Funds (collectively, the “Underlying Funds”) without payment of a front-end sales charge. No CDSC is charged to the Portfolio Optimization Funds upon the sales of shares of the Underlying Funds. Pacific Life Insurance Company (“Pacific Life”) uses an asset allocation process to determine each of the Portfolio Optimization Funds’ investment mixes. The Portfolio Optimization Funds use a monthly allocation percentage (“MAP”) method, which considers the value of the Underlying Funds and a sales forecast for the upcoming month, to invest purchase proceeds and meet redemption needs. This method is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this method. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the Underlying Funds’ asset values as a result of market movements and portfolio management decisions. Pacific Life periodically evaluates each Portfolio Optimization Fund’s asset allocation strategy and may update the target allocations at that time. When target allocations are updated, a process known as reallocation is used. The reallocation process may be accomplished by using rebalancing to move the assets among the Underlying Funds, or by using MAP methodology, or by using a combination of the two. Reallocation may cause the Portfolio Optimization Funds to temporarily deviate from their target allocations. The Funds offered by Pacific Funds may change and Underlying Funds may be added to or deleted from a Portfolio Optimization Fund. Pacific Life may change the asset class allocations, Underlying Funds (including any funds organized in the future) or target allocations with respect to each Underlying Fund without prior approval from shareholders as it determines necessary to pursue stated investment goals. The target allocation percentages as well as other information on the Portfolio Optimization Funds is described in the prospectuses.

          All of the Funds except the Portfolio Optimization Funds, PF Goldman Sachs Short Duration Bond Fund, PF Lazard Mid-Cap Value Fund, PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund, PF PIMCO Inflation Managed Fund, and PF Van Kampen Real Estate Fund commenced operations on September 28, 2001. The PF PIMCO Inflation Managed Fund commenced operations on December 31, 2002, the PF Goldman Sachs Short Duration Bond Fund and the Portfolio Optimization Funds commenced operations on December 31, 2003, the PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds commenced operations on December 31, 2004, and the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds commenced operations on September 30, 2005.

2. SIGNIFICANT ACCOUNTING POLICIES

          The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements.

          A. Fund Valuation

          The NAV per share for each Fund is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including when foreign markets are closed. For purposes of

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier.

          Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign). Securities, including option contracts, traded on over-the-counter markets and listed securities for which no sales are reported, are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, or from broker-dealers.

          Fixed income securities are generally valued at the mean between the bid and asked prices obtained from pricing sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Funds’ Board of Trustees (the “Board”). Money market instruments and short-term securities maturing within sixty days are valued at amortized cost, which approximates market value. The NAV of the Portfolio Optimization Funds is calculated based on the NAVs calculated for each of the Underlying Funds.

          Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. Fair values may not be indicative of the price that a Fund could obtain for a security if it were to dispose of the security as of the close of the NYSE.

          In determining the fair value of securities, the Funds may consider available information, including information that becomes known after the time of close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE.

          If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time that the Fund’s NAV is determined, or if, under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.

          The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign securities. These fair values may not be indicative of the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

          B. Securities Transactions and Investment Income

          Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and the PF Pacific Life Money Market Fund, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable (i.e. reclaimed). The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.

          Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and service (12b-1) fees (see Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative daily net assets.

          C. Distributions to Shareholders

          The Funds currently declare and pay dividends on net investment income at least annually, except for the PF Goldman Sachs Short Duration Bond, PF PIMCO Managed Bond, PF PIMCO Inflation Managed, PF Pacific Life Money Market, and PF Van Kampen Real Estate Funds. Dividends are generally: 1) declared and paid monthly for the PF Goldman Sachs Short Duration Bond, PF PIMCO Managed Bond, and PF PIMCO Inflation Managed Funds; 2) declared daily and paid monthly for the PF Pacific Life Money Market Fund; and 3) declared and paid quarterly for the PF Van Kampen Real Estate Fund. Dividends may be declared less frequently if advantageous to the specific Fund. All realized capital gains are distributed at least annually for all Funds.

          Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

          D. Foreign Currency Translation

          Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, interest income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

          The Funds do not separately report on the Statements of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized gain or loss and change in unrealized appreciation or depreciation from investments.

          Net realized foreign exchange gains and losses arise from sales of a Fund’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation and depreciation arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

          E. Expense Allocation

          General expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and service (12b-1) fees, non 12b-1 service fees, certain taxes, and offering costs) are charged directly to that Fund.

          F. Offering Costs

          The Funds bear all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.

          G. Futures Contracts

          Certain Funds may use futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading until the contracts are closed. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

          H. Options Contracts

          Certain Funds may write or purchase call and put options on futures, swaps, securities, or currencies. Writing put options or purchasing call options tends to increase a fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liability as a liability or an investment and subsequently adjusted to the current market value, based on the option’s quoted daily settlement price, of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying futures, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.

          I. Forward Foreign Currency Contracts

          Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

          J. Swaps

          Certain Funds may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a Fund had invested directly in the asset that yielded the desired return and to manage its exposure to interest and credit risk. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

          Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest. For example, an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

          Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty.

          In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party (typically corporate issues or sovereign issues of an emerging country) on its obligation. A fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

          Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the portfolios are included as part of realized gain (loss) in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

          K. Inflation-Indexed Bonds

          Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statement of Operations.

          L. Stripped Mortgage-Backed Securities

          Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income in the Statements of Operations. Due to principal not being received at the maturity of an IO, adjustments are made to book value of the security on each coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income in the Statement of Operations.

          M. Government Sponsored Enterprise Securities

          Certain Funds invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae, and the FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government.

          N. When-Issued Securities and Delayed-Delivery Transactions

          Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable Fund’s Schedule of Investments. When when-issued securities and delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the purchase price. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

          O. Short Sales

          Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

          P. Repurchase Agreements

          Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“Standard & Poor’s”)) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by Pacific Life or a fund manager. Such collateral is in the possession of the Funds’ custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

          Q. General Investment Risk

          The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

          Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

          There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

          Asset allocation does not guarantee future results. Investment in an individual fund or funds in a single asset class may outperform or underperform an asset allocation fund.

          For additional risks, refer to discussions on specific types of investments in Notes 2G through 2P above.

3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

          Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Funds, and receives from the Funds the following advisory fee rates based on an annual percentage of the average daily net assets of each Fund. The fees are accrued daily by the Funds:

PF Goldman Sachs Short		PF Oppenheimer Emerging
Duration Bond	0.60%	Markets	1.00%

		PF PIMCO
PF Janus Growth LT	0.75%	Managed Bond	0.60%

		PF PIMCO Inflation
PF Lazard Mid-Cap Value	0.85%	Managed	0.60%

PF Lazard		PF Pacific Life Money
International Value	0.85%	Market	See (1)

PF Loomis Sayles Large-Cap		PF Salomon Brothers Large-
Growth	0.95%	Cap Value	0.85%

PF MFS International
Large-Cap	1.05%	PF Van Kampen Comstock	0.95%

PF NB Fasciano		PF Van Kampen
Small Equity	1.00%	Mid-Cap Growth	0.90%

PF Oppenheimer Main		PF Van Kampen
Street Core	0.65%	Real Estate	1.10%

(1)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% in excess of $500 million.

          Pacific Life receives no fees for the investment advisory services under the Investment Advisory Agreement with respect to the Portfolio Optimization Funds. The Portfolio Optimization Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

          Pursuant to Fund Management Agreements, the Funds and Pacific Life engage fund managers under Pacific Life’s supervision for fifteen of the twenty-one Funds. As of March 31, 2006, the following firms served as sub-advisers for their respective Funds: Goldman Sachs Asset Management, L.P., Janus Capital Management LLC, Lazard Asset Management LLC, Loomis, Sayles & Company, L.P., MFS Investment Management, Neuberger Berman Management Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC, Salomon Brothers Asset Management Inc, and Van Kampen. Pacific Life, as Investment Adviser to the Funds, pays the related management fees as compensation for advisory services provided to the Funds.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

          Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as Administrator (the “Administrator”) to the Funds. Under the Agreement, the Funds compensate the Administrator at an annual rate of 0.35% of average daily net assets for procuring or providing administrative, transfer agency, and shareholder services. In addition, the Funds compensate the Administrator for its expenses in providing support services to the Funds in connection with various matters, including: expense of registering and qualifying the Funds on state and Federal levels; providing legal, compliance, accounting, tax and chief compliance officer services; maintaining the Funds’ legal existence; and shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Funds reimburse Pacific Life for these support services on an approximate cost basis.

          Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Funds’ shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisings, and other marketing efforts by the Distributor in connection with the distribution or sale of the Funds’ shares and makes distribution and servicing payments to selling groups in connection with the sale of the Funds’ shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and servicing fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (together the “Plans”). Under the Plans, each Fund, except the PF Pacific Life Money Market Fund, pays to the Distributor both distribution and servicing fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee is 0.25% for Class A and R shares and 0.75% for Class B and C shares. The servicing fee is 0.25% for Class A, B, C, and R shares. Under a separate service plan, the PF Pacific Life Money Market Fund pays to the Distributor a servicing fee at an annual rate of 0.25% of average daily net assets. The PF Pacific Life Money Market Fund does not pay a distribution fee. For the Portfolio Optimization Funds, each class of shares invests in Class A shares of the Underlying Funds, which are charged an annual distribution and servicing fee of 0.50% (for PF Pacific Life Money Market Fund 0.25% servicing fee only) of average daily net assets without payment of a front-end sales charge. To avoid duplication of fees, the distribution and servicing fee for each class of the Portfolio Optimization Funds will be waived up to 0.50% (in the aggregate); the amount of the aggregate waiver is dependent on the amount of actual distribution and/or servicing fees incurred by the Underlying Funds within a particular Portfolio Optimization Model. The fees are accrued daily.

          For the year ended March 31, 2006, the Distributor, acting as underwriter, received net commissions of $5,419,974 from the sale of Class A shares and received $306,276 in CDSC from redemptions of Class B and C shares.

4. TRUSTEE DEFERRED COMPENSATION PLAN

          Each independent trustee of the Board (“Trustee”) is eligible to participate in the Funds’ Deferred Compensation Plan (the “Plan”). The Plan allows each Trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Funds that are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. A Trustee who defers compensation has the option to select credit rate options that mirror the performance of the Class A shares of the corresponding series of the Funds without a sales load. Accordingly, the market value appreciation or depreciation of the Trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to the market fluctuation. Effective January 1, 2005, the old Plan was frozen to permit no further deferrals. A new Plan was adopted to comply with section 409A of the Internal Revenue Code. The new Plan is substantially similar to the old Plan, but provides that a Trustee may receive previously deferred amounts in the event of a disability or unforeseeable emergency. Also, the new Plan provides that a Trustee may only elect to further defer amounts in a deferral account if (i) such election is made more than 12 months prior to the date such account would otherwise be paid; and (ii) the revised date of payment selected is no earlier than 5 years after the date such account would otherwise have been paid. As of March 31, 2006, the total deferred trustee compensation liability was $155,598.

5. EXPENSE REDUCTIONS

          To help limit the Funds’ expenses, under contract, Pacific Life has reimbursed each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; foreign taxes on dividends, interest or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.45% for the Underlying Funds through June 30, 2007. For the PF Pacific Life Money Market Fund, the expense cap was reduced to 0.05% for the period July 1, 2002 through June 30, 2005 and increased to 0.45% thereafter through June 30, 2007. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Funds, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after June 30, 2007.

          The cumulative reimbursement amounts as of March 31, 2006 that are subject to repayment for each Fund are as follows:

	Expiration

Funds	2007	2008	2009

PF Portfolio Optimization Model A	$36,837	$227,677	$239,802
PF Portfolio Optimization Model B	54,940	355,811	442,372
PF Portfolio Optimization Model C	103,852	679,146	1,185,218

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Expiration

Funds	2007	2008	2009

PF Portfolio Optimization Model D	$110,532	$629,641	$1,107,412
PF Portfolio Optimization Model E	62,617	369,133	469,853
PF Goldman Sachs Short Duration Bond	30,535	189,312	150,594
PF Janus Growth LT	148,424	136,338	140,644
PF Lazard Mid-Cap Value	—	58,835	173,484
PF Lazard International Value	163,749	226,073	267,723
PF Loomis Sayles Large-Cap Growth	180,256	172,805	245,172
PF MFS International Large-Cap	320,872	340,780	355,135
PF NB Fasciano Small Equity	116,454	142,612	134,926
PF Oppenheimer Main Street Core	—	—	82,462
PF Oppenheimer Emerging Markets	—	—	448,741
PF PIMCO Managed Bond	306,150	229,552	265,770
PF PIMCO Inflation Managed	164,752	150,852	197,676
PF Pacific Life Money Market	271,427	213,591	166,678
PF Salomon Brothers Large-Cap Value	192,635	189,257	219,212
PF Van Kampen Comstock	140,698	142,219	138,900
PF Van Kampen Mid-Cap Growth	177,748	179,956	167,673
PF Van Kampen Real Estate	—	38,207	136,561

Total	$2,582,478	$4,671,797	$6,736,008

          Due to the current regulatory and/or accounting standards, all expense reimbursements made by the adviser for the period September 28, 2001 (the Pacific Funds’ commencement date of operations) to March 31, 2003 ($4,337,946) expired for future recoupment as of March 31, 2006. Based on the Funds’ experience, the likelihood of repayment by the Funds for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by the Funds as of March 31, 2006. Pacific Life’s expense reimbursement is presented in the accompanying Statements of Operations.

          For the period April 15, 2005 to June 30, 2005, the Distributor waived part of the 12b-1 fees for the PF Pacific Life Money Market Fund. The total amount waived by the Distributor for Class A, B, and C was $24,326, $1,535, and $3,924, respectively.

6. TRANSACTIONS WITH AFFILIATES

          The Funds have incurred $4,517,599 of investment advisory fees, $3,606,070 of administration fees, and $860,368 of support services expenses payable to Pacific Life, for the year ended March 31, 2006. As of March 31, 2006, $460,905, $376,419, and $47,987 remained payable for investment advisory fees, administration fees, and support services expenses, respectively.

          For the year ended March 31, 2006, the Funds also incurred $4,218,330 of distribution expenses, net of any waiver, payable to the Distributor under the distribution and service (12b-1) and non 12b-1 service plans. As of March 31, 2006, $436,336 remained payable.

7. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS

          The tax character of distributions paid during the year ended March 31, 2006, was as follows:

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gain	Total Distributions

PF Portfolio Optimization Model A	$457,472	$29,135	$486,607
PF Portfolio Optimization Model B	866,783	77,037	943,820
PF Portfolio Optimization Model C	2,444,470	314,732	2,759,202
PF Portfolio Optimization Model D	2,029,146	433,959	2,463,105
PF Portfolio Optimization Model E	592,619	197,308	789,927
PF Goldman Sachs Short Duration Bond	791,258	—	791,258
PF Lazard Mid-Cap Value	1,260,107	—	1,260,107
PF Lazard International Value	469,290	451,353	920,643
PF MFS International Large-Cap	343,236	524,157	867,393
PF NB Fasciano Small Equity	204,940	1,550,709	1,755,649
PF Oppenheimer Main Street Core	74,605	—	74,605
PF Oppenheimer Emerging Markets	230,818	—	230,818
PF PIMCO Managed Bond	1,586,020	—	1,586,020
PF PIMCO Inflation Managed	2,661,073	19,513	2,680,586
PF Pacific Life Money Market	600,514	—	600,514
PF Salomon Brothers Large-Cap Value	103,292	8,943	112,235
PF Van Kampen Comstock	330,675	1,542,672	1,873,347
PF Van Kampen Real Estate	361,688	98,676	460,364

          The tax character of distributions paid during the year ended March 31, 2005 was as follows:

	Distributions Paid From

Funds	Ordinary Income	Long-Term Capital Gain	Total Distributions

PF Portfolio Optimization Model A	$169,592	$28,385	$197,977
PF Portfolio Optimization Model B	355,835	83,276	439,111
PF Portfolio Optimization Model C	719,658	207,119	926,777
PF Portfolio Optimization Model D	365,241	205,148	570,389
PF Portfolio Optimization Model E	34,000	101,473	135,473
PF Goldman Sachs Short Duration Bond	273,607	—	273,607
PF Lazard International Value	78,010	458,738	536,748
PF MFS International Large-Cap	97,765	306,210	403,975
PF NB Fasciano Small Equity	—	281,613	281,613
PF PIMCO Managed Bond	1,233,639	375,257	1,608,896
PF PIMCO Inflation Managed	1,638,499	14,147	1,652,646
PF Pacific Life Money Market	153,205	—	153,205
PF Salomon Brothers Large-Cap Value	200,695	—	200,695
PF Van Kampen Comstock	75,553	—	75,553
PF Van Kampen Real Estate	22,685	—	22,685

          As of March 31, 2006 the components of distributable earnings on a tax basis were as follows:

Funds	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation(1)

PF Portfolio Optimization
Model A	$—	$120,779	$117,821	$249,047
PF Portfolio Optimization
Model B	—	224,073	709,296	2,614,137

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Funds	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation) (1)

PF Portfolio Optimization Model C	$—	$671,694	$2,356,796	$16,536,221
PF Portfolio Optimization Model D	—	745,159	2,320,098	21,366,110
PF Portfolio Optimization Model E	—	262,108	1,521,455	10,224,096
PF Goldman Sachs Short Duration Bond	(583,656)	1,140	—	(274,913)
PF Janus Growth LT	(215,835)	—	—	5,957,174
PF Lazard Mid-Cap Value	—	293,521	402,919	1,490,248
PF Lazard International Value	(19,233)	229,329	1,930,723	13,496,449
PF Loomis Sayles Large-Cap Growth	(430,790)	—	2,089,600	1,388,350
PF MFS International Large-Cap	(20,747)	41,873	1,744,244	11,303,268
PF NB Fasciano Small Equity	—	—	26,430	2,381,764
PF Oppenheimer Main Street Core	—	499,897	53,705	2,868,119
PF Oppenheimer Emerging Markets	(45,178)	1,372,811	—	4,362,007
PF PIMCO Managed Bond	(184,757)	188,257	—	(871,339)
PF PIMCO Inflation Managed	(612,667)	(337,355)	(4,532)	(2,067,755)
PF Pacific Life Money Market	(24)	19,649	—	—
PF Salomon Brothers Large-Cap Value	—	2,314	2,508,698	5,693,077
PF Van Kampen Comstock	—	483,695	877,290	2,983,674
PF Van Kampen Mid-Cap Growth	—	—	2,911,859	10,716,579
PF Van Kampen Real Estate	—	—	270,055	5,599,837

(1)	Amount includes appreciation and depreciation on investments, derivatives, and assets and liabilities in foreign currencies.

          The components of the accumulated capital and other losses as of March 31, 2006, are summarized in Note 8.

8. FEDERAL INCOME TAX

          Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Each Fund presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2006 to qualify as a regulated investment company and is not required to pay Federal income tax under Subchapter M of the Internal Revenue Code (‘the Code”). Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

          Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2006, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and the post-October capital and foreign currency losses deferred as of March 31, 2006, are presented in the following table:

	Net Capital Loss Carryover	Net Capital Loss Carryover Expiring in				Post- October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Accumulated Capital and Other Losses

Funds		2010	2011	2013	2014

PF Portfolio Optimization Model A	$—	$—	$—	$—	$—	$—	$—	$—
PF Portfolio Optimization Model B	—	—	—	—	—	—	—	—
PF Portfolio Optimization Model C	—	—	—	—	—	—	—	—
PF Portfolio Optimization Model D	—	—	—	—	—	—	—	—
PF Portfolio Optimization Model E	—	—	—	—	—	—	—	—
PF Goldman Sachs Short Duration Bond	(424,064)	—	—	(87,029)	(337,035)	(159,592)	—	(583,656)
PF Janus Growth LT	(215,835)	—	(215,835)	—	—	—	—	(215,835)
PF Lazard Mid-Cap Value	—	—	—	—	—	—	—	—
PF Lazard International Value	—	—	—	—	—	—	(19,233)	(19,233)
PF Loomis Sayles Large-Cap Growth*	(428,549)	(221,245)	(207,304)	—	—	—	(2,241)	(430,790)
PF MFS International Large-Cap	—	—	—	—	—	—	(20,747)	(20,747)
PF NB Fasciano Small Equity	—	—	—	—	—	—	—	—
PF Oppenheimer Main Street Core	—	—	—	—	—	—	—	—
PF Oppenheimer Emerging Markets	—	—	—	—	—	—	(45,178)	(45,178)
PF PIMCO Managed Bond	(69,299)	—	—	—	(69,299)	(42,035)	(73,423)	(184,757)
PF PIMCO Inflation Managed	(207,330)	—	—	—	(207,330)	(281,833)	(123,504)	(612,667)
PF Pacific Life Money Market	(13)	—	—	—	(13)	(11)	—	(24)
PF Salomon Brothers Large-Cap Value	—	—	—	—	—	—	—	—
PF Van Kampen Comstock	—	—	—	—	—	—	—	—
PF Van Kampen Mid-Cap Growth	—	—	—	—	—	—	—	—
PF Van Kampen Real Estate	—	—	—	—	—	—	—	—

*	The availability of a certain amount of this capital loss carryforward, which was acquired on December 31, 2003 in the merger with the PF Putnam Research Fund, may be limited in a given year.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

          The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes as of March 31, 2006, are presented in the following table:

Funds	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PF Portfolio Optimization Model A	$22,854,606	$528,345	($279,298)	$249,047
PF Portfolio Optimization Model B	58,999,358	3,262,850	(648,713)	2,614,137
PF Portfolio Optimization Model C	198,243,357	18,402,961	(1,866,740)	16,536,221
PF Portfolio Optimization Model D	196,577,693	22,373,318	(1,007,208)	21,366,110
PF Portfolio Optimization Model E	72,784,929	10,248,924	(24,828)	10,224,096
PF Goldman Sachs Short Duration Bond	44,735,838	4,069	(278,982)	(274,913)
PF Janus Growth LT	39,103,447	6,263,167	(316,804)	5,946,363
PF Lazard Mid-Cap Value	23,022,404	1,981,094	(490,846)	1,490,248
PF Lazard International Value	46,894,870	13,615,644	(119,195)	13,496,449
PF Loomis Sayles Large-Cap Growth	19,913,225	1,917,312	(528,962)	1,388,350
PF MFS International Large-Cap	42,601,761	11,478,103	(174,835)	11,303,268
PF NB Fasciano Small Equity	20,664,968	2,945,854	(564,090)	2,381,764
PF Oppenheimer Main Street Core	50,720,862	3,536,793	(668,674)	2,868,119
PF Oppenheimer Emerging Markets	28,913,209	4,844,578	(482,571)	4,362,007
PF PIMCO Managed Bond	82,800,084	273,546	(1,254,605)	(981,059)
PF PIMCO Inflation Managed	87,033,116	51,304	(2,189,763)	(2,138,459)
PF Pacific Life Money Market	20,312,436	—	—	—
PF Salomon Brothers Large-Cap Value	30,863,568	5,781,378	(88,301)	5,693,077
PF Van Kampen Comstock	61,363,797	3,717,073	(733,399)	2,983,674
PF Van Kampen Mid-Cap Growth	32,694,738	11,034,960	(318,381)	10,716,579
PF Van Kampen Real Estate	20,101,827	5,627,510	(27,673)	5,599,837

9. RECLASSIFICATION OF ACCOUNTS

          During the year ended March 31, 2006 reclassifications, as shown in the following table, have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2006. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to the reclassification of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Funds	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)

PF Portfolio Optimization Model A	$—	$35,965	($35,965)
PF Portfolio Optimization Model B	—	142,680	(142,680)
PF Portfolio Optimization Model C	2	597,116	(597,118)
PF Portfolio Optimization Model D	—	879,054	(879,054)
PF Portfolio Optimization Model E	2	427,070	(427,072)
PF Goldman Sachs Short Duration Bond	1	(2)	1
PF Janus Growth LT	(97,559)	110,138	(12,579)
PF Lazard Mid-Cap Value	(24,742)	43,176	(18,434)
PF Lazard International Value	—	(149,997)	149,997
PF Loomis Sayles Large-Cap Growth	(232,419)	231,017	1,402
PF MFS International Large-Cap	1	152,345	(152,346)
PF NB Fasciano Small Equity	(123,832)	137,410	(13,578)
PF Oppenheimer Main Street Core	(39,252)	39,454	(202)
PF Oppenheimer Emerging Markets	(24,499)	(726)	25,225
PF PIMCO Managed Bond	1	(169,675)	169,674
PF PIMCO Inflation Managed	(341,888)	584,636	(242,748)
PF Pacific Life Money Market	(367)	376	(9)
PF Salomon Brothers Large-Cap Value	(1)	(19,302)	19,303
PF Van Kampen Comstock	—	—	—
PF Van Kampen Mid-Cap Growth	(419,801)	409,008	10,793
PF Van Kampen Real Estate	(28,804)	155,401	(126,597)

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

10. PURCHASES AND SALES OF SECURITIES

          The cost of purchases and proceeds from sales of securities (excluding short-term investments and the PF Pacific Life Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2006, are summarized in the following table:

	U.S. Government Securities		Other Securities
Funds	Purchases	Sales	Purchases	Sales

PF Portfolio Optimization Model A	$—	$—	$14,727,210	$14,952,329
PF Portfolio Optimization Model B	—	—	37,946,059	20,321,021
PF Portfolio Optimization Model C	—	—	118,955,298	44,627,505
PF Portfolio Optimization Model D	—	—	132,047,979	44,648,226
PF Portfolio Optimization Model E	—	—	56,898,979	25,424,041
PF Goldman Sachs Short Duration Bond	46,217,890	32,919,422	307,272	—
PF Janus Growth LT	—	—	39,062,121	20,374,380
PF Lazard Mid-Cap Value	—	—	28,306,112	32,897,393
PF Lazard International Value	—	—	35,501,606	29,026,168
PF Loomis Sayles Large-Cap Growth	—	—	55,211,791	81,928,066
PF MFS International Large-Cap	—	—	35,804,858	27,223,871
PF NB Fasciano Small Equity	—	—	29,906,182	16,896,188
PF Oppenheimer Main Street Core	—	—	69,514,705	19,128,027
PF Oppenheimer Emerging Markets	—	—	37,741,416	11,269,244
PF PIMCO Managed Bond	320,137,194	284,659,934	8,199,579	6,125,462
PF PIMCO Inflation Managed	147,489,128	111,446,385	1,544,609	809,406
PF Salomon Brothers Large-Cap Value	—	—	34,952,786	52,871,532
PF Van Kampen Comstock	—	—	44,502,657	8,240,615
PF Van Kampen Mid-Cap Growth	—	—	40,489,703	47,343,222
PF Van Kampen Real Estate	—	—	7,177,946	1,837,874

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

     Changes in shares of beneficial interest of each Fund were as follows:

	PF Portfolio Optimization Model A		PF Portfolio Optimization Model B		PF Portfolio Optimization Model C		PF Portfolio Optimization Model D
	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005

Class A
Shares sold	885,426	760,748	1,627,957	1,606,919	4,366,916	4,288,080	4,361,474	3,172,899
Dividend and distribution reinvested	21,363	8,657	42,617	20,905	112,606	38,391	95,303	23,038
Shares repurchased	(762,116)	(150,358)	(972,075)	(236,121)	(1,355,461)	(478,716)	(806,023)	(390,694)

Net increase	144,673	619,047	698,499	1,391,703	3,124,061	3,847,755	3,650,754	2,805,243
Beginning shares outstanding	811,882	192,835	1,904,110	512,407	5,103,902	1,256,147	4,126,386	1,321,143

Ending shares outstanding	956,555	811,882	2,602,609	1,904,110	8,227,963	5,103,902	7,777,140	4,126,386

Class B
Shares sold	96,834	122,633	363,814	435,338	1,226,231	1,347,064	1,372,110	1,208,600
Dividend and distribution reinvested	3,682	1,017	10,942	5,591	31,907	12,538	31,266	7,537
Shares repurchased	(56,681)	(24,985)	(188,951)	(87,513)	(353,403)	(62,962)	(249,886)	(122,054)

Net increase	43,835	98,665	185,805	353,416	904,735	1,296,640	1,153,490	1,094,083
Beginning shares outstanding	142,926	44,261	650,985	297,569	1,848,658	552,018	1,783,097	689,014

Ending shares outstanding	186,761	142,926	836,790	650,985	2,753,393	1,848,658	2,936,587	1,783,097

Class C
Shares sold	847,070	739,419	1,257,672	1,282,504	3,597,268	3,846,241	3,645,475	3,542,271
Dividend and distribution reinvested	19,630	8,956	28,411	13,189	88,500	32,158	81,073	19,330
Shares repurchased	(643,389)	(238,503)	(576,175)	(330,590)	(969,387)	(539,974)	(708,630)	(283,050)

Net increase	223,311	509,872	709,908	965,103	2,716,381	3,338,425	3,017,918	3,278,551
Beginning shares outstanding	879,062	369,190	1,493,796	528,693	5,005,261	1,666,836	4,539,002	1,260,451

Ending shares outstanding	1,102,373	879,062	2,203,704	1,493,796	7,721,642	5,005,261	7,556,920	4,539,002

Class R (1)
Shares sold	968		28,883		1,106		945
Dividend and distribution reinvested	20		16		13		11
Shares repurchased	(1)		(2,216)		—		—

Net increase	987		26,683		1,119		956
Beginning shares outstanding	—		—		—		—

Ending shares outstanding	987		26,683		1,119		956

	PF Portfolio Optimization Model E		PF Goldman Sachs Short Duration Bond Fund		PF Janus Growth LT Fund		PF Lazard Mid-Cap Value Fund (2)
	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Period ended 3/31/2005

Class A
Shares sold	1,777,284	1,147,473	2,355,270	2,350,005	2,394,848	816,345	1,132,097	3,399,452
Dividend and distribution reinvested	35,610	6,900	79,702	27,316	—	—	121,770	—
Shares repurchased	(376,012)	(270,204)	(1,414,937)	(139,817)	(658,698)	(136,216)	(1,548,817)	(828,702)

Net increase (decrease)	1,436,882	884,169	1,020,035	2,237,504	1,736,150	680,129	(294,950)	2,570,750
Beginning shares outstanding	1,696,457	812,288	3,587,081	1,349,577	1,840,550	1,160,421	2,570,750	—

Ending shares outstanding	3,133,339	1,696,457	4,607,116	3,587,081	3,576,700	1,840,550	2,275,800	2,570,750

(1)	Operations commenced on September 30, 2005.

(2)	Operations commenced on December 31, 2004.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Portfolio Optimization Model E		PF Goldman Sachs Short Duration Bond Fund		PF Janus Growth LT Fund		PF Lazard Mid-Cap Value Fund (1)
	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Period ended 3/31/2005

Class B
Shares sold	594,230	377,653	3,277	1,310	6,749	10,346	3,658	3,348
Dividend and distribution reinvested	8,342	1,320	37	7	—	—	290	—
Shares repurchased	(142,681)	(48,504)	(2,525)	(1,006)	(7,912)	(3,412)	(1,224)	—

Net increase (decrease)	459,891	330,469	789	311	(1,163)	6,934	2,724	3,348
Beginning shares outstanding	569,731	239,262	1,312	1,001	35,516	28,582	3,348	—

Ending shares outstanding	1,029,622	569,731	2,101	1,312	34,353	35,516	6,072	3,348

Class C
Shares sold	1,710,940	1,415,830	40,587	69,913	107,126	32,637	14,242	7,430
Dividend and distribution reinvested	22,473	3,915	804	243	—	—	673	—
Shares repurchased	(907,226)	(567,283)	(39,847)	(17,475)	(77,577)	(26,691)	(10,154)	—

Net increase	826,187	852,462	1,544	52,681	29,549	5,946	4,761	7,430
Beginning shares outstanding	1,634,036	781,574	58,865	6,184	45,140	39,194	7,430	—

Ending shares outstanding	2,460,223	1,634,036	60,409	58,865	74,689	45,140	12,191	7,430

Class R (2)
Shares sold	873
Dividend and distribution reinvested	9
Shares repurchased	—

Net increase	882
Beginning shares outstanding	—

Ending shares outstanding	882

	PF Lazard International Value Fund		PF Loomis Sayles Large-Cap Growth Fund (3)		PF MFS International Large-Cap Fund		PF NB Fasciano Small Equity Fund (4)
	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005

Class A
Shares sold	1,918,744	2,240,190	1,063,228	2,383,955	1,562,089	1,735,922	1,444,000	603,513
Dividend and distribution reinvested	64,399	42,278	—	—	60,347	34,206	153,201	21,390
Shares repurchased	(2,058,171)	(121,364)	(3,729,244)	(229,830)	(1,186,840)	(116,254)	(43,156)	(755,128)

Net increase (decrease)	(75,028)	2,161,104	(2,666,016)	2,154,125	435,596	1,653,874	1,554,045	(130,225)
Beginning shares outstanding	3,843,533	1,682,429	4,450,661	2,296,536	2,977,059	1,323,185	604,246	734,471

Ending shares outstanding	3,768,505	3,843,533	1,784,645	4,450,661	3,412,655	2,977,059	2,158,291	604,246

Class B
Shares sold	9,839	11,788	12,711	10,794	8,423	10,843	11,955	6,032
Dividend and distribution reinvested	349	392	—	—	447	354	5,357	593
Shares repurchased	(16,336)	(5,235)	(9,488)	(7,398)	(11,069)	(3,289)	(2,934)	(5,616)

Net increase (decrease)	(6,148)	6,945	3,223	3,396	(2,199)	7,908	14,378	1,009
Beginning shares outstanding	34,540	27,595	52,699	49,303	30,991	23,083	24,431	23,422

Ending shares outstanding	28,392	34,540	55,922	52,699	28,792	30,991	38,809	24,431

Class C
Shares sold	34,299	47,663	44,754	70,457	26,568	34,757	8,092	27,832
Dividend and distribution reinvested	1,409	1,224	—	—	880	446	10,234	1,156
Shares repurchased	(25,891)	(22,240)	(25,957)	(41,601)	(15,296)	(7,565)	(19,570)	(10,169)

Net increase (decrease)	9,817	26,647	18,797	28,856	12,152	27,638	(1,244)	18,819
Beginning shares outstanding	93,232	66,585	137,177	108,321	47,006	19,368	50,357	31,538

Ending shares outstanding	103,049	93,232	155,974	137,177	59,158	47,006	49,113	50,357

(1)	Operations commenced on December 31, 2004.

(2)	Operations commenced on September 30, 2005.

(3)	On January 1, 2006, the PF AIM Blue Chip Fund changed its name to PF Loomis Sayles Large-Cap Growth Fund.

(4)	On October 1, 2005, the PF AIM Aggressive Growth Fund changed its name to PF Fasciano Small Equity Fund.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Oppenheimer Main Street Core Fund (1)	PF Oppenheimer Emerging Markets Fund (1)	PF PIMCO Managed Bond Fund		PF PIMCO Inflation Managed Fund		PF Pacific Life Money Market Fund (2)
	Period ended	Period ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2006	3/31/2006	3/31/2006	3/31/2005	3/31/2006	3/31/2005	3/31/2006	3/31/2005

Class A
Shares sold	5,972,403	2,771,483	3,383,468	2,494,435	4,059,745	2,153,906	24,759,184	16,732,058
Dividend and distribution reinvested	7,279	21,372	146,352	139,591	230,857	125,607	576,288	142,409
Shares repurchased	(927,460)	(3,338)	(876,919)	(286,308)	(1,146,399)	(298,021)	(30,404,735)	(9,160,559)
Converted from Class B and C shares	—	—	—	—	—	—	2,021,733	—

Net increase (decrease)	5,052,222	2,789,517	2,652,901	2,347,718	3,144,203	1,981,492	(3,047,530)	7,713,908
Beginning shares outstanding	—	—	4,242,185	1,894,467	3,469,254	1,487,762	22,342,099	14,628,191

Ending shares outstanding	5,052,222	2,789,517	6,895,086	4,242,185	6,613,457	3,469,254	19,294,569	22,342,099

Class B
Shares sold			11,532	41,984	45,501	56,939	189,675	881,811
Dividend and distribution reinvested			2,241	4,101	5,397	4,378	4,086	1,999
Shares repurchased			(21,838)	(25,835)	(24,440)	(10,605)	(82,618)	(955,312)
Converted to Class A shares			—	—	—	—	(783,748)	—

Net increase (decrease)			(8,065)	20,250	26,458	50,712	(672,605)	(71,502)
Beginning shares outstanding			113,407	93,157	114,734	64,022	672,605	744,107

Ending shares outstanding			105,342	113,407	141,192	114,734	—	672,605

Class C
Shares sold			99,730	110,257	155,194	388,901	2,003,182	8,159,389
Dividend and distribution reinvested			4,421	9,351	17,224	26,465	9,277	6,780
Shares repurchased			(130,230)	(106,513)	(298,792)	(245,048)	(4,032,847)	(5,864,157)
Converted to Class A shares			—	—	—	—	(1,237,985)	—

Net increase (decrease)			(26,079)	13,095	(126,374)	170,318	(3,258,373)	2,302,012
Beginning shares outstanding			234,780	221,685	543,594	373,276	3,258,373	956,361

Ending shares outstanding			208,701	234,780	417,220	543,594	—	3,258,373

	PF Salomon Brothers Large-Cap Value Fund		PF Van Kampen Comstock Fund		PF Van Kampen Mid-Cap Growth Fund		PF Van Kampen Real Estate Fund (3)
	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Year ended 3/31/2005	Year ended 3/31/2006	Period ended 3/31/2005

Class A
Shares sold	1,753,040	2,382,828	3,608,114	844,873	910,063	2,086,147	497,818	1,983,219
Dividend and distribution reinvested	9,102	17,416	145,079	5,994	—	—	40,767	2,410
Shares repurchased	(3,504,272)	(253,331)	(751,477)	(71,349)	(1,611,772)	(252,296)	(31,349)	(510,258)

Net increase (decrease)	(1,742,130)	2,146,913	3,001,716	779,518	(701,709)	1,833,851	507,236	1,475,371
Beginning shares outstanding	4,461,024	2,314,111	1,829,803	1,050,285	4,128,984	2,295,133	1,475,371	—

Ending shares outstanding	2,718,894	4,461,024	4,831,519	1,829,803	3,427,275	4,128,984	1,982,607	1,475,371

Class B
Shares sold	8,868	13,679	12,799	11,674	21,218	20,939	9,142	1,853
Dividend and distribution reinvested	76	—	1,504	—	—	—	128	1
Shares repurchased	(8,228)	(19,950)	(3,772)	(20,773)	(14,229)	(8,764)	(3,606)	—

Net increase (decrease)	716	(6,271)	10,531	(9,099)	6,989	12,175	5,664	1,854
Beginning shares outstanding	45,046	51,317	31,236	40,335	75,760	63,585	1,854	—

Ending shares outstanding	45,762	45,046	41,767	31,236	82,749	75,760	7,518	1,854

Class C
Shares sold	18,566	61,355	40,851	58,452	85,413	62,090	7,560	3,413
Dividend and distribution reinvested	177	—	3,362	37	—	—	148	4
Shares repurchased	(28,370)	(41,717)	(40,749)	(8,361)	(33,489)	(19,502)	(2,228)	—

Net increase (decrease)	(9,627)	19,638	3,464	50,128	51,924	42,588	5,480	3,417
Beginning shares outstanding	137,767	118,129	70,264	20,136	163,433	120,845	3,417	—

Ending shares outstanding	128,140	137,767	73,728	70,264	215,357	163,433	8,897	3,417

(1)	Operations commenced on September 30, 2005. These two funds offer Class A shares only.

(2)	Class B and C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005. Only Class A shares are offered after that date.

(3)	Operations commenced on December 31, 2004.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

     As of March 31, 2006, Pacific Life owned the following percentage of the total (aggregate of Classes A, B, and C) shares outstanding of each of the Funds:

PF NB Fasciano Small Equity (formerly named PF AIM Aggressive Growth Fund)	27.7%

PF Oppenheimer Emerging Markets	27.1%

PF Pacific Life Money Market	0.1%

PF Van Kampen Real Estate	20.5%

     As of March 31, 2006, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C, and R) owned the following percentages of the total shares outstanding of each of the following Underlying Funds, as applicable:

	Portfolio Optimization Funds

Underlying Fund	Portfolio Optimization Model A	Portfolio Optimization Model B	Portfolio Optimization Model C	Portfolio Optimization Model D	Portfolio Optimization Model E

PF Goldman Sachs Short Duration Bond	14.22%	22.67%	42.16%	18.92%	N/A
PF Janus Growth LT	N/A	4.14%	23.85%	38.69%	25.64%
PF Lazard Mid-Cap Value	1.91%	7.69%	26.60%	44.96%	17.01%
PF Lazard International Value	1.23%	7.66%	29.40%	37.41%	17.50%
PF Loomis Sayles Large-Cap Growth	2.11%	8.39%	29.27%	39.67%	N/A
PF MFS International Large-Cap	1.39%	7.34%	28.10%	36.59%	21.10%
PF NB Fasciano Small Equity	N/A	N/A	17.44%	26.63%	20.24%
PF Oppenheimer Main Street Core	2.63%	8.13%	28.02%	44.44%	16.78%
PF Oppenheimer Emerging Markets	N/A	N/A	26.41%	31.94%	14.55%
PF PIMCO Managed Bond	7.93%	15.93%	41.13%	20.78%	2.24%
PF PIMCO Inflation Managed	4.69%	11.59%	34.90%	20.60%	N/A
PF Pacific Life Money Market	10.82%	22.15%	22.19%	N/A	N/A
PF Salomon Brothers Large-Cap Value	1.92%	5.14%	29.41%	29.72%	15.71%
PF Van Kampen Comstock	1.47%	7.74%	33.52%	37.16%	14.01%
PF Van Kampen Mid-Cap Growth	N/A	4.45%	30.26%	35.87%	13.61%
PF Van Kampen Real Estate	N/A	N/A	26.04%	34.85%	16.41%

12. INDEMNIFICATIONS

     Under the Pacific Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Funds. In addition, effective June 8, 2005, the Pacific Funds entered into an agreement with each of the Trustees which provides that it will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Funds, to the fullest extent permitted by the Pacific Funds’ Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, Pacific Funds enters into contracts with service providers and others that contain general indemnification clauses. The Pacific Funds’ maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Pacific Funds and/or the Trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

13. TAX INFORMATION (Unaudited)

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the period of January 1, 2005 to December 31, 2005 is as follows:

Funds	Percentage

PF Portfolio Optimization Model A	3.54%
PF Portfolio Optimization Model B	7.29%
PF Portfolio Optimization Model C	10.01%
PF Portfolio Optimization Model D	15.46%
PF Portfolio Optimization Model E	21.58%
PF Lazard Mid-Cap Value	24.71%
PF NB Fasciano Small Equity	20.26%
PF Oppenheimer Main Street Core	93.16%
PF Salomon Brothers Large-Cap Value	100.00%
PF Van Kampen Comstock	100.00%

     The following Funds designated the listed amounts as distributable long-term capital gains during the year ended March 31, 2006. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Funds	Amount

PF Portfolio Optimization Model A	$134,000
PF Portfolio Optimization Model B	771,606
PF Portfolio Optimization Model C	2,563,454
PF Portfolio Optimization Model D	2,548,168
PF Portfolio Optimization Model E	1,608,114
PF Lazard Mid-Cap Value	402,919
PF Lazard International Value	2,282,273
PF Loomis Sayles Large-Cap Growth	2,089,600
PF MFS International Large-Cap	2,231,261
PF NB Fasciano Small Equity	1,550,709
PF Oppenheimer Main Street Core	53,705
PF Salomon Brothers Large-Cap Value	2,517,641
PF Van Kampen Comstock	1,678,244
PF Van Kampen Mid-Cap Growth	2,911,859
PF Van Kampen Real Estate	368,731

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of
Pacific Funds:

          We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Funds comprised of the Portfolio Optimization Funds (PF Optimization Model A, PF Optimization Model B, PF Optimization Model C, PF Optimization Model D, and PF Optimization Model E) (collectively the “Portfolio Optimization Funds”), and the PF Goldman Sachs Short Duration Bond, PF Janus Growth LT, PF Lazard Mid-Cap Value, PF Lazard International Value, PF Loomis Sayles Large-Cap Growth (formerly named PF AIM Blue Chip), PF MFS International Large-Cap, PF NB Fasciano Small Equity (formerly named PF AIM Aggressive Growth), PF Oppenheimer Main Street® Core, PF Oppenheimer Emerging Markets, PF PIMCO Managed Bond, PF PIMCO Inflation Managed, PF Pacific Life Money Market, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth, and PF Van Kampen Real Estate Funds (collectively the “Funds”) as of March 31, 2006, the related statements of operations for the year then ended (as to the PF Oppenheimer Main Street® Core and the PF Oppenheimer Emerging Markets Funds, for the period from commencement of operations through March 31, 2006), the statements of changes in net assets for each of the two years in the period then ended (as to the PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds, for the year ended March 31, 2006 and for the period from commencement of operations through March 31, 2005, and as to the PF Oppenheimer Main Street® Core and the PF Oppenheimer Emerging Markets Funds, for the period from commencement of operations through March 31, 2006), and the financial highlights for each of the periods from commencement of operations through March 31, 2006. These financial statements and financial highlights are the responsibility of the Pacific Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years or periods ended March 31, 2002 and 2003 were audited by other auditors with reports dated May 16, 2002 and May 2, 2003, respectively, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Pacific Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Pacific Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolio Optimization Funds and Funds, constituting the Pacific Funds, as of March 31, 2006, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, PA
May 23, 2006

PACIFIC FUNDS
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

          The business and affairs of the Funds are managed under the direction of the Board of Trustees under the Pacific Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Funds is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Funds and thus are referred to as “Interested Persons,” because of their positions with Pacific Life. The Funds’ Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-722-2333.

The address of each trustee and officer, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) held with Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee of Pacific Select Fund (1/05 to present); Director of Trustmark Insurance Company (2005 to present); Former Executive Vice President (EVP) and Chief Financial Officer (CFO) (1995 to 2003) of Zurich Life and has been retired since that time; EVP and CFO (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former member, Board of Governors (1994 to 1999), of Cranbrook Schools.	55

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee of Pacific Select Fund (1/06 to present); Former President and CEO of Zurich Life (1999 to 2003); Former Chairman, President and CEO of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Board of Directors of LandAmerica Financial Group; Member of the Advisory Council of the Trust for Public Land in Maine; Member of Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	55

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee of Pacific Select Fund (10/98 to present); Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	55

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee of Pacific Select Fund (1/05 to present); Former President (1997 to 2000) of Transamerica Insurance & Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	55

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee of Pacific Select Fund (11/03 to present); Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	55

PACIFIC FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Name and Age	Position(s) held with Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen**

INTERESTED PERSONS

Thomas C. Sutton Year of birth 1942	Chief Executive Officer since 11/14/05 and Chairman of the Board and Trustee since 6/13/01	Chairman of the Board, Director and Chief Executive Officer (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chairman of the Board and Chief Executive Officer (1/90 to present), and Director (9/87 to present) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; Chief Executive Officer (11/05 to present), Chairman of the Board and Trustee (7/87 to present) of Pacific Select Fund; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); and Former Director of Newhall Land & Farming (2004).	55

James T. Morris Year of birth 1960	President since 11/14/05 (Executive Vice President 6/05 to 11/05)

Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06) and Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06) and Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company (PL&A); Chief Operating Officer (1/06 to present), and Chief Insurance Officer and Executive Vice President (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; and President (11/05 to present) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.

			55

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President (4/04 to present) and Investment Counsel of Pacific Life and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of PL&A; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	55

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Treasurer (12/98 to present) of Pacific Life; Vice President and Treasurer (6/99 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	55

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/4/04	Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present ), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of PL&A; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	55

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (4/00 to 4/03) of Variable Products Accounting, Pacific Life; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	55

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05 (Assistant Vice President 6/13/01 to 4/03/05)	Assistant Vice President (4/02 to present) and Director (4/00 to 4/02) of Variable Products & Fund Compliance, Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	55

PACIFIC FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Name and Age	Position(s) held with Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen**

INTERESTED PERSONS
Katayoun Mobedshahi Year of birth 1972	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Investment Counsel (2/05 to present) of Pacific Life; Associate (5/03 to 2/05), Stradley Ronon Stevens & Young, LLP; Senior Counsel (4/01 to 5/03), Securities & Exchange Commission; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	55

Audrey L. Milfs Year of birth 1945	Secretary since 6/13/01	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, and similar positions with other subsidiaries of Pacific Life; and Secretary (7/87 to present) of Pacific Select Fund.	55

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2006, the “Fund Complex” consisted of Pacific Select Fund (34 portfolios) and Pacific Funds (21 funds).

PACIFIC FUNDS
SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

          In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Funds (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders during the period covered by this report.

          Shareholders of record on October 14, 2005 representing 114,392,588.54 shares of the Trust were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the office of the Trust on December 9, 2005. The necessary quorum and passing requirements were satisfied and both proposals passed. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for all shareholders of Pacific Funds:

          To elect four nominees to the Trust’s Board of Trustees. (1)

	Votes For		Votes Withheld		Total Outstanding Shares Voted	Total Outstanding Shares Number

	Number	Percent (2)	Number	Percent (2)

Frederick L. Blackmon	79,345,216.97	98.93%	858,910.07	1.07%	80,204,127.04	114,392,588.54
Gale K. Caruso	79,315,322.95	98.89%	888,804.09	1.11%	80,204,127.04	114,392,588.54
Nooruddin (Rudy) S. Veerjee	79,218,527.94	98.77%	985,599.10	1.23%	80,204,127.04	114,392,588.54
G. Thomas Willis	79,336,609.59	98.92%	867,517.45	1.08%	80,204,127.04	114,392,588.54

Proposal #2 for all shareholders of the PF Janus Growth LT Fund of Pacific Funds:

          To change the investment goal of the PF Janus Growth LT Fund to seek long-term growth of capital.

	Votes For		Votes Against		Abstentions (3)		Total Outstanding Shares Voted	Total Outstanding Shares Number

	Number	Percent (2)	Number	Percent (2)	Number	Percent (2)

PF Janus Growth LT Fund	2,120,988.62	96.21%	13,656.95	0.62%	69,981.00	3.17%	2,204,626.57	2,334,659.25

(1)	Lucy H. Moore and Thomas C. Sutton continue to serve as trustees and were not required to be presented for election.

(2)	Based on total outstanding shares voted.

(3)	The information presented includes broker non-votes.

PACIFIC FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS
(Unaudited)

          The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves the first two-year term, and thereafter determines annually whether to renew, the Investment Advisory Agreement (the “Advisory Agreement”) with Pacific Life Insurance Company (“Pacific Life”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers, or “Fund Managers.” Pacific Life serves as the investment adviser for all of the Funds and manages six Funds directly. For the other Funds, Pacific Life has retained other firms to serve as Fund Managers under Pacific Life’s supervision. The Board, including all of the independent Trustees (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on November 14, 2005. At an in-person meeting on January 10, 2006, the Board, including all the Independent Trustees, approved a new Fund Management Agreement effective May 1, 2006 with respect to the PF Lazard International Value Fund (the “PF AllianceBernstein International Value Fund” as of May 1, 2006).

          At these meetings, the Board considered information provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written responses from Pacific Life and each Fund Manager to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, compliance, fee comparisons, and other services provided to the Funds by Pacific Life and the Fund Managers. The Board also reviewed financial and profitability information regarding Pacific Life and the Fund Managers, and descriptions of various functions such as compliance monitoring and fund trading practices, and information about the personnel providing investment management and administrative services to each Fund. Additionally, with respect to the meeting on November 14, 2005, counsel to the Independent Trustees provided a memorandum indicating counsel had not identified any issues or omissions in the materials counsel believed would materially affect the Trustees’ assessment of Pacific Life’s and the Fund Managers’ performance, organization, skills, and qualifications to manage public money. The Board reviewed performance and fee data for all of the Funds.

          The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Independent Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements in light of the legal advice furnished to them by independent legal counsel and their own business judgment. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

          In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

          Pacific Life, its personnel and its resources. The Trustees considered the depth and quality of Pacific Life’s investment management process, including its sophisticated monitoring and oversight of the Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees discussed the high quality of the products and services provided by Pacific Life, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs, and the back-up support that is directly accessible by shareholders. The Trustees also considered that Pacific Life makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and Fund accounting. The Trustees further considered Pacific Life’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

          The Trustees considered Pacific Life’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Board reviews information throughout the year on Pacific Life’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on Pacific Life’s compliance with applicable laws and regulations. The Board additionally reviews information on Pacific Life’s responses to regulatory developments and compliance issues raised by regulators throughout the year. Also, the Trustees noted in particular that Pacific Life appeared to have implemented very effective controls and monitoring of investment style consistency by Fund Managers.

PACIFIC FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

          The Fund Managers. The Trustees considered various materials relating to the Fund Managers, including copies of each existing Fund Management Agreement; copies of the Form ADV for each Fund Manager; financial information relating to each Fund Manager; and other information deemed relevant to the Board’s evaluation of each Fund Manager, including qualitative assessments provided verbally by senior management of Pacific Life.

          The Board considered the benefits to shareholders of retaining each Fund Manager and continuing the Fund Management Agreements particularly in light of the nature, extent, and quality of the services to be provided by the Fund Managers. The Board considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of the Fund Managers, including the background and experience of each of the Fund Manager’s management and the expertise of each Fund Manager’s Fund management team, as well as the investment methodology to be used by the Fund Manager. The Board also considered that the CCO had previously reviewed each Fund Manager’s compliance policies and procedures, including the assessment of each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Fund Manager’s code of ethics. The Board also considered that each Fund Manager agreed to cooperate with the CCO in reviewing its compliance operations.

          In making its assessments, the Board considered that Pacific Life has historically exercised diligence in monitoring the performance of the Fund Managers, and has taken and recommended measures to attempt to remedy relative underperformance by a Fund when Pacific Life and the Board believed appropriate.

          The Board concluded that the nature, extent and quality of the investment management services provided by Pacific Life and the Fund Managers have benefited and should continue to benefit each respective Fund and its shareholders.

2. Investment Results

          The Board first considered the investment results of each Fund of the Trust in light of its objective. The Trustees compared each Fund’s total returns with the total returns of appropriate groups of peer funds based on information provided by Pacific Life using a third-party service, as well as, one or more relevant benchmark indices. The Trustees noted that while several of the Funds with at least three years’ of performance information had investment results above the median of their respective peer group funds and above their respective benchmark indices, several others had not performed as well. The Board discussed possible action to address the performance of those Funds, including possible changes in Fund Managers depending in part on recommendations by Pacific Life as the investment adviser. In this connection, the Board noted that the Board had replaced certain of the Fund Managers in connection with performance issues. The Board also reviewed and discussed the performance of Funds with shorter performance records.

          The Board also reviewed the detailed monitoring of Fund Managers’ investment results by Pacific Life, including Pacific Life’s policy of recommending to the Board the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Board noted that many of the best independent investment advisers consistently compete to be considered to provide fund management services for the Funds. Generally, the Board noted that there is an excellent record of well managed Funds that work well in the Portfolio Optimization Funds, which are asset allocation funds, and that the Funds continue to deliver the investment style as disclosed to shareholders.

          Ultimately the Board concluded that Pacific Life has a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that Pacific Life was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that Pacific Life’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

          The Trustees reviewed the advisory fees and total expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. In this regard, the Board requested and reviewed information from Pacific Life relating to the advisory fees and total operating expense ratios for each of the Funds. The Board also reviewed written materials provided by Pacific Life using a third-party service, which included comparative information about each Fund’s total expense ratios and certain components thereof, relative to those of peer groups presented by Pacific Life. The Board also considered information regarding the sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Board was mindful that the fee rates were the result of arms’-length negotiations between Pacific Life and the Fund Managers, and that each Funds’ Fund management fees are paid by Pacific Life and are not paid directly by any Fund.

          The Trustees observed that several of the Funds’ total expenses were ranked lower than the median of their respective peer groups. The Trustees also observed that several Funds’ total fees were higher than the median of the respective peer groups. The Trustees noted that the Funds were subject to expense limits agreed to by Pacific Life. Further, the Trustees noted that the Funds are relatively new and smaller Funds, and that total expenses should decline as assets increase.

PACIFIC FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

          The Trustees ultimately concluded that the advisory fees and total expenses of each Fund were reasonable compared to the expense levels of the other funds in the Fund’s respective peer groups.

4. Costs, Level of Profits and Economies of Scale

          The Trustees reviewed information regarding Pacific Life’s costs of sponsoring the Funds and information regarding the profitability of Pacific Life.

          Pacific Life’s Costs and Profitability. The Trustees noted that, based on the data available, Pacific Life appears to be providing products that are competitively priced with other funds. Based on information received, the Trustees further considered the substantial fee waivers and reimbursements that Pacific Life has provided to the Funds and noted that Pacific Life’s overall profitability appeared reasonable at the current time. The Trustees also reviewed information provided during the past year regarding the structure and manner in which Pacific Life’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Pacific Life’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

          With respect to the Fund Managers, the Board noted that it was difficult to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because many manage substantial assets other than the Funds and, further, any such an assessment would involve assumptions regarding the Fund Managers’ allocation policies, capital structure, cost of capital, business mix and other factors. Accordingly, in the case of the Fund Managers, the Board gave less weight to profitability considerations and did not view this data as important given the arms’-length nature of the relationship between Pacific Life and such Fund Managers with respect to the negotiation of Fund management fees.

          Economies of Scale. The Trustees noted and considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Fund grows in size. The Trustees noted that the Funds have relatively small asset levels that do not currently produce significant economies of scale.

          The Trustees noted, however, Pacific Life’s commitment to competitive total expenses of the Funds, and its consistent reinvestment in the business in the form of improvements in technology and customer service.

           The Board concluded that the Funds’ cost structures were reasonable.

5. Ancillary Benefits

          The Trustees considered a variety of other benefits received by Pacific Life, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including fees for administrative services and reimbursement at cost for support services, as well as commissions paid to broker-dealers affiliated with the Fund Managers and the use of soft-dollars by certain of the Fund Managers.

6. Conclusion

          Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel, the Trustees concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to Pacific Life and its respective Fund Manager, if applicable, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders.

Other Investment Advisory and Fund Management Agreement Approvals

          In addition to considering the existing Fund Management Agreements during the period October 1, 2005 through March 31, 2006, the Board considered and approved changes with respect to the PF Lazard International Value Fund (the “PF AllianceBernstein International Value Fund” as of May 1, 2006). Under the 1940 Act, a change in a Fund Manager, a change in the compensation paid to a Fund Manager, or an assignment of any Fund Management Agreement requires shareholder approval of a new Fund Management Agreement. However, under an exemptive order issued to Pacific Life and the Trust by the Securities and Exchange Commission (“SEC”) on January 13, 1999, Pacific Life can hire, terminate and replace, as applicable, Fund managers and enter into new Fund Management Agreements (except, as a general matter, Fund managers affiliated with Pacific Life) without shareholder approval.

PF AllianceBernstein International Value Fund

          At the January 10, 2006 Board meeting, the Board approved, effective May 1, 2006, AllianceBernstein, L.P., formerly Alliance Capital Management, L.P. (“AllianceBernstein”) as the new Fund Manager, a name change from the “PF Lazard International Value Fund” to the “PF AllianceBernstein International Value Fund,” approved a Portfolio Management Agreement with AllianceBernstein with respect to this Fund (the “AllianceBernstein Agreement”), and approved changes to certain investment policies, techniques and nonfundamental investment

PACIFIC FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

restrictions of the Fund. In connection with this matter, also at the January 10, 2006 meeting, the Board approved the termination of the Fund Management Agreement for the Fund with the prior Fund Manager effective as of the close of business April 30, 2006. AllianceBernstein’s appointment as Fund Manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

          The Board evaluated the AllianceBernstein Agreement principally with reference to the factors described below under the heading entitled “Factors.” The Board also considered the various screening processes that Pacific Life utilizes in proposing a new Fund Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the conduct of due diligence on the investment resources, personnel and operations of a Fund Manager and assessing the investment strategies used by a Fund Manager. Additionally, the Board reviewed the specific criteria and information evaluated by Pacific Life during the selection process of AllianceBernstein, including certain other firms considered by Pacific Life, and Pacific Life’s analysis in reaching its conclusion to recommend AllianceBernstein as the new Fund Manager, which was ultimately accepted by the Board.

          The Board also noted that the fee rates payable under the AllianceBernstein Agreement are the result of arms’-length negotiations between Pacific Life and AllianceBernstein, and that the Fund management fees are paid by Pacific Life to AllianceBernstein and are not paid directly by such Fund.

Factors

          In evaluating the approvals described above regarding the AllianceBernstein Agreement during the Board’s January 10, 2006 meeting, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

          The Board considered the benefits to shareholders of retaining AllianceBernstein, particularly in light of the nature, extent, and quality of the services to be provided by AllianceBernstein. Under the AllianceBernstein Agreement, AllianceBernstein would be responsible for providing investment management services, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Board considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of AllianceBernstein, including the background and experience of AllianceBernstein’s management and the expertise of the Fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the international value strategy. The Board also considered that AllianceBernstein had represented that it had the capacity and the resources to assume a fund of this size that will continue to grow.

          Additionally, the Board considered that the Trust’s CCO had reviewed the compliance operations of AllianceBernstein, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics prior to the effectiveness of the AllianceBernstein Agreement. The Board concluded it was satisfied with the nature, extent and quality of the management services to be provided by AllianceBernstein.

          In making its assessments, the Board reviewed the due diligence Pacific Life conducted with respect to AllianceBernstein, and was aided by the assessments and recommendations of Pacific Life and the materials provided by AllianceBernstein.

2. Investment Results

          The Board considered information about the historical performance of a comparable mutual fund advised by AllianceBernstein that had substantially similar investment strategies to the Fund (the “AllianceBernstein Fund”), as well as information comparing the performance of the AllianceBernstein Fund with the performance of the PF Lazard International Value Fund for the year-to-date, one-, and three-year periods, and found that AllianceBernstein had outperformed the prior fund manager over the year-to-date, one-, and three-year periods. The Board also considered the performance of the AllianceBernstein Fund against a pertinent benchmark, noting that the AllianceBernstein Fund had outperformed the benchmark during the year-to-date, one-, three-, five- and ten-year periods. The Board considered materials compiled by management from an independent source.

          The Board also considered that the appointment of AllianceBernstein was expected to benefit all shareholders, including those who utilize the Portfolio Optimization Funds. The Board also considered the need for AllianceBernstein to adhere to its general investment mandate of a large-capitalization sector of developed international markets, which could at times have an impact on the Fund’s performance. The AllianceBernstein materials examined by the Board reflected that certain of the Fund’s investment policies, techniques and nonfundamental investment restrictions were different than those of comparable accounts managed by AllianceBernstein, and accordingly were changed.

          The Board determined that AllianceBernstein’s performance record was acceptable and that AllianceBernstein should be engaged to manage the Fund’s assets.

PACIFIC FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

3. Sub-Advisory Fees and Total Expenses

          In assessing the sub-advisory management fees to be charged by AllianceBernstein with respect to the PF AllianceBernstein International Value Fund, the Board compared the fees to be paid under the AllianceBernstein Agreement to the sub-advisory management fees that were paid to the Fund’s prior fund manager. The Board considered that AllianceBernstein agreed to assume the current sub-advisory fee schedule associated with the Fund. The Board noted that although the sub-advisory fee schedule would be the same for AllianceBernstein as the prior Fund manager, the actual sub-advisory fees paid by Pacific Life to AllianceBernstein would potentially increase because the assets of the Fund would no longer be aggregated with another fund of the Trust and another portfolio of Pacific Select Fund (an affiliated registered investment company advised by Pacific Life) for purposes of the fee calculation. However the Board considered that the advisory fees paid by Fund shareholders would remain the same. The Board additionally considered that the sub-advisory management fee payable to AllianceBernstein under the AllianceBernstein Agreement contained breakpoints, which would cause the rate paid by Pacific Life to be reduced as the Fund’s asset level rose. The Board also considered information regarding the sub-advisory fees paid by other accounts managed by AllianceBernstein and that the fees payable under the AllianceBernstein Agreement are comparable to the sub-advisory fees paid by other accounts managed by AllianceBernstein.

          The Board was mindful that the fee rates were the result of arms’-length negotiations between Pacific Life and AllianceBernstein, and that the Fund’s sub-advisory management fees are paid by Pacific Life and are not paid directly by the Fund. In light of these factors, the Board concluded that the fees under the AllianceBernstein Agreement were reasonable.

4. Profitability to the Fund Manager and Other Benefits

          The Board considered the estimated profitability of the AllianceBernstein Agreement to AllianceBernstein to the extent practicable based on the financial information provided by AllianceBernstein. The Board considered that generally it is difficult to accurately determine or evaluate the potential profitability to AllianceBernstein because it manages substantial assets and, further, that any such assessment would involve assumptions regarding AllianceBernstein’s asset allocation policies, capital structure, cost of capital, business mix and other factors.

          The Board considered any potential benefits to be derived by AllianceBernstein from its relationship with the Fund and concluded that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual. The Board gave less weight to profitability considerations and did not view this data as important, given the arms’-length nature of the relationship between Pacific Life and AllianceBernstein with respect to the negotiation of sub-advisory management fees. The Board also concluded that at the current time, given the Fund’s asset levels, the current fee structures reflected in the AllianceBernstein Agreement were reasonable.

5. Economies of Scale

          The Board considered the extent to which economies of scale would be realized as assets of the PF AllianceBernstein International Value Fund grow. The Board considered that there is an expense limitation agreement in place for the Trust and that the Fund currently has relatively small asset levels which do not produce significant economies of scale. The Board concluded that at the current time the compensation payable reflected in the AllianceBernstein Agreement was appropriate.

6. Conclusion

          Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the compensation payable under the AllianceBernstein Agreement is fair and reasonable and is not excessive, and that the AllianceBernstein Agreement is in the best interests of the Fund and its shareholders.

PACIFIC FUNDS
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

          The Funds will file Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Funds’ Form N-Q, when required to be filed pursuant to applicable regulations, will be available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Funds’ Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Policies

          A description of the Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to fund securities is described in the Funds’ Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-722-2333; (ii) on the Funds’ Webpage at http://www.PacificLife.com; and (iii) on the SEC’s Web site at http://www.sec.gov.

Availability of Proxy Voting Record

          The Funds file, by August 31 of each year, information regarding how the Funds’ managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Funds’ Webpage at http://www.PacificLife.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

PACIFIC FUNDS
ANNUAL REPORT
as of March 31, 2006

PACIFIC FUNDS
P.O. Box 9768
Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

3012-6A

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 12(a) (1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2006 and 2005 were $205,000 and $163,000, respectively.

(b) Audit-Related Fees. For the fiscal years ended March 31, 2006 and 2005 there were no aggregate audit-related fees billed to the Registrant by the principal accountant.

(c)

Tax Fees. The aggregate tax fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended March 31, 2006 and 2005 were $62,000 and $66,700, respectively.

(d) All Other fees. For the fiscal years ended March 31, 2006 and 2005, there were no other fees billed to the Registrant by the principal accountant.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

	(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2006 and 2005 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $62,200 and $76,700, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants—not applicable.

Item 6.	Schedule of Investments—Schedule I.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99(a) (1)—Code of Ethics that is subject to the disclosure of Item 2 hereof.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906 CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds

By:	/s/ JAMES T. MORRIS

James T. Morris
President

Date:	June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chief Executive Officer

Date:	June 2, 2006

By:	/s/ JAMES T. MORRIS

James T. Morris
President

Date:	June 2, 2006

By:	/s/ BRIAN D. KLEMENS

Brian D. Klemens
Treasurer (Principal Financial and
Accounting Officer)

Date:	June 2, 2006